UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2016

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.15

SEMI-ANNUAL REPORT

AB LONG/SHORT

MULTI-MANAGER FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 16, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Long/Short Multi-Manager Fund (the “Fund”) for the semi-annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Long/Short Multi-Manager Fund to AB Long/Short Multi-Manager Fund.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets.

A Long/Short Strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. The Adviser and the Sub-Advisers generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and/or sell securities short in the expectation that they will decrease in value (called “going short”). The Adviser and the Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization.

Many of the Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. While the Fund is generally expected to have a net long bias over time (the net long exposure of the Fund, i.e. long exposure minus short exposure, is generally expected to range between 40% and 60%), the individual Sub-Advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions. In addition, certain Sub-Advisers are expected to focus primarily on long strategies while others may focus on short strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission (the “SEC” or the “Commission”). This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated

AB LONG/SHORT MULTI-MANAGER FUND •	1

with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

Under normal circumstances, the Fund primarily invests in equity securities and instruments with similar characteristics, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund’s principal investments may include currencies and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may also invest in fixed income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the US dollar. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy

2	• AB LONG/SHORT MULTI-MANAGER FUND

may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies), exchange-traded funds (“ETFs”), European registered investment funds, real estate investment trusts, private investment funds, and partnership interests, including master limited partnerships.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 11 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net) and the HFRX Equity Hedge Index, for the six- and 12-month periods ended November 30, 2015. As of November 30, 2015, the Fund was managed by five Long/Short Equity Sub-Advisers.

For the six-month period, all share classes of the Fund generated negative absolute returns but outperformed the primary benchmark and the HFRX Equity Hedge Index, before sales charges.

There was wide dispersion of returns among Sub-Advisers in the six-month period. In absolute terms, two Sub-Advisers produced positive returns and three produced negative returns. During a period marked by equity weakness, it is not surprising that the Fund’s short-only Sub-Adviser generated strong performance. In particular, being short China and energy helped performance. On the negative side, weakness in value equities took a toll on the Fund’s deep value-focused Sub-Adviser.

For the 12-month period, all but one share class of the Fund generated positive absolute returns, and all share classes outperformed the primary benchmark and the HFRX Equity Hedge Index, before sales charges.

There was less dispersion of returns among Sub-Advisers during the 12-month period, relative to the benchmark. In absolute terms, five of six Sub-Advisers produced positive returns, and one produced negative returns. The strongest contribution to Fund-level returns came from the short-only Sub-Adviser. The only detractor came from the Fund’s deep value-focused Sub-Adviser.

The Fund utilized derivatives in the form of total return swaps, purchased options and written options for hedging and investment purposes. Forwards were used for hedging purposes. For both periods, forwards, purchased

AB LONG/SHORT MULTI-MANAGER FUND •	3

options and written options had an immaterial impact on absolute performance. Total return swaps had an immaterial impact on performance for the six-month period, and added for the 12-month period.

Market Review and Investment Strategy

Macroeconomic and geopolitical concerns, particularly about the implications of potentially slower growth in China, weighed on investor sentiment in the 12-month period. More recently, neg-

ative company-specific headlines caused segments of the market to trade down sharply. This negatively impacted performance for some long/short equity Sub-Advisers including those to which the Fund had exposure.

While some of the Fund’s Sub-Advisers were hurt by the difficult equity environment at different points during the 12-month period, the Fund outperformed the HFRX Equity Hedge Index for both periods.

4	• AB LONG/SHORT MULTI-MANAGER FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index and the HFRX Equity Hedge Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The HFRX Equity Hedge Index measures the performance of funds which maintain at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Strategy, such as global macro, may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and

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AB LONG/SHORT MULTI-MANAGER FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

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it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment-grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and

6	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

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DISCLOSURES AND RISKS

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exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the US dollar

AB LONG/SHORT MULTI-MANAGER FUND •	7

Disclosures and Risks

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DISCLOSURES AND RISKS

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compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub- Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

8	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

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DISCLOSURES AND RISKS

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Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net Asset Value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge

AB LONG/SHORT MULTI-MANAGER FUND •	9

Disclosures and Risks

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DISCLOSURES AND RISKS

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for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Long/Short Multi-Manager Fund
Class A	-1.43%	0.58%

Class C	-1.82%	-0.10%

Advisor Class*	-1.33%	0.88%

Class R*	-1.53%	0.39%

Class K*	-1.43%	0.58%

Class I*	-1.33%	0.88%

Class Z*	-1.33%	0.88%

Primary Benchmark: MSCI World Index (net)	-3.97%	-0.72%

HFRX Equity Hedge Index	-4.34%	-1.78%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

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AB LONG/SHORT MULTI-MANAGER FUND •	11

Historical Performance

HISTORICAL PERFORMANCE

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AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.58%	-3.73%
Since Inception*	2.82%	-0.90%

Class C Shares
1 Year	-0.10%	-1.10%
Since Inception*	2.05%	2.05%

Advisor Class Shares†
1 Year	0.88%	0.88%
Since Inception*	3.08%	3.08%

Class R Shares†
1 Year	0.39%	0.39%
Since Inception*	2.56%	2.56%

Class K Shares†
1 Year	0.58%	0.58%
Since Inception*	2.82%	2.82%

Class I Shares†
1 Year	0.88%	0.88%
Since Inception*	3.08%	3.08%

Class Z Shares†
1 Year	0.88%	0.88%
Since Inception*	3.08%	3.08%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 6.65%, 7.62%, 6.46%, 6.99%, 6.73, 6.44% and 6.38% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/30/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

(Historical Performance continued on next page)

12	• AB LONG/SHORT MULTI-MANAGER FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.78%
Since Inception*	-1.49%

Class C Shares
1 Year	-2.28%
Since Inception*	1.16%

Advisor Class Shares†
1 Year	-0.24%
Since Inception*	2.20%

Class R Shares†
1 Year	-0.82%
Since Inception*	1.64%

Class K Shares†
1 Year	-0.53%
Since Inception*	1.96%

Class I Shares†
1 Year	-0.24%
Since Inception*	2.20%

Class Z Shares†
1 Year	-0.33%
Since Inception*	2.20%

*	Inception date: 9/30/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-10.

AB LONG/SHORT MULTI-MANAGER FUND •	13

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$985.70	$14.15	2.85%
Hypothetical**	$1,000	$1,010.75	$14.33	2.85%
Class C
Actual	$1,000	$981.80	$18.23	3.68%
Hypothetical**	$1,000	$1,006.60	$18.46	3.68%
Advisor Class
Actual	$1,000	$986.70	$13.41	2.70%
Hypothetical**	$1,000	$1,011.50	$13.58	2.70%
Class R
Actual	$1,000	$984.70	$15.83	3.19%
Hypothetical**	$1,000	$1,009.05	$16.02	3.19%
Class K
Actual	$1,000	$985.70	$14.59	2.94%
Hypothetical**	$1,000	$1,010.30	$14.78	2.94%
Class I
Actual	$1,000	$986.70	$13.36	2.69%
Hypothetical**	$1,000	$1,011.55	$13.53	2.69%
Class Z
Actual	$1,000	$986.70	$13.36	2.69%
Hypothetical**	$1,000	$1,011.55	$13.53	2.69%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	• AB LONG/SHORT MULTI-MANAGER FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $33.1

SUB-ADVISER ALLOCATION*

%	Sub Adviser	Strategy

22.3%	Sirios Capital Management LP	US Long/Short Large-and Mid-Cap Value Stocks
21.4%	Lyrical Asset Management LP	US Long/Short Mid- and Large-Cap Stocks
21.0%	Impala Asset Management LLC	Global Long/Short Cyclical Stocks
18.5%	Passport Capital, LLC	Global Long/Short Thematic Stocks
15.5%	Kynikos Associates LP	Global Short-Only Stocks
1.3%	Liquidity Sleeve Cash†	Cash

SECURITY TYPE BREAKDOWN*

	Long	Short

Common Stocks	66.2%	-18.3%
Depository Receipts	0.2	-0.7
Equity Linked Note	0.4	—
Options Purchased – Puts	0.2	—
R.E. Investment Trust Units	0.5	-0.2
Mutual Funds	—	-6.0
Warrants	0.1	—

*	Fund holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Cash maintained on portfolio level for investors’ transactions.

AB LONG/SHORT MULTI-MANAGER FUND •	15

Portfolio Summary

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.2%
Consumer Discretionary – 18.8%
Auto Components – 1.8%
Goodyear Tire & Rubber Co. (The)	6,280	$219,046
Johnson Controls, Inc.	6,380	293,480
Tenneco, Inc.(a)	1,443	77,749

		590,275

Automobiles – 1.1%
Daimler AG (REG)	885	78,998
Peugeot SA(a)	16,886	301,219

		380,217

Hotels, Restaurants & Leisure – 4.0%
Buffalo Wild Wings, Inc.(a)	155	24,837
Carnival Corp.(b)	8,088	408,686
Chipotle Mexican Grill, Inc. – Class A(a)	154	89,251
Las Vegas Sands Corp.	906	39,919
McDonald’s Corp.(b)	2,119	241,905
Starbucks Corp.	8,256	506,836

		1,311,434

Household Durables – 1.8%
CalAtlantic Group, Inc.(a)	4,663	196,312
DR Horton, Inc.	1,141	36,866
Garmin Ltd.	173	6,548
Jarden Corp.(a)	2,819	131,591
Mohawk Industries, Inc.(a)	719	137,127
PulteGroup, Inc.	3,866	75,310

		583,754

Internet & Catalog Retail – 1.7%
Amazon.com, Inc.(a)	462	307,138
Liberty Interactive Corp. QVC Group – Class A(a)	9,923	262,761

		569,899

Media – 4.3%
Comcast Corp. – Class A	5,186	315,620
DISH Network Corp. – Class A(a)	5,256	329,604
JCDecaux SA	5,333	197,730
Liberty Global PLC – Series C(a)(b)	3,882	159,162
Time Warner, Inc.	6,144	429,957

		1,432,073

Multiline Retail – 0.8%
Dollar Tree, Inc.(a)(b)	3,440	259,582

Specialty Retail – 2.2%
Advance Auto Parts, Inc.	613	99,754
AutoZone, Inc.(a)	78	61,134
Home Depot, Inc. (The)	1,230	164,672
Industria de Diseno Textil SA	3,400	122,116
Lowe’s Cos., Inc.	1,685	129,071
MarineMax, Inc.(a)	2,503	45,429
Monro Muffler Brake, Inc.	1,535	113,651

		735,827

16	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.1%
Luxottica Group SpA	1,132	$75,627
Moncler SpA	5,344	81,332
NIKE, Inc. – Class B	1,161	153,577
Skechers U.S.A., Inc. – Class A(a)	1,305	39,411

		349,947

		6,213,008

Information Technology – 11.5%
Communications Equipment – 0.5%
ARRIS Group, Inc.(a)	3,319	101,462
Radware Ltd.(a)	1,636	26,896
Ruckus Wireless, Inc.(a)	3,302	37,808

		166,166

Electronic Equipment, Instruments & Components – 1.8%
Corning, Inc.	14,635	274,114
TE Connectivity Ltd.	5,027	337,261

		611,375

Internet Software & Services – 1.6%
Facebook, Inc. – Class A(a)(b)	2,882	300,419
Rackspace Hosting, Inc.(a)	561	16,056
Tencent Holdings Ltd.	10,248	204,180

		520,655

IT Services – 1.7%
Computer Sciences Corp.(b)	1,701	53,292
CSRA, Inc.	1,355	42,696
Euronet Worldwide, Inc.(a)	495	38,472
Visa, Inc. – Class A(b)	2,430	191,994
Western Union Co. (The) – Class W	12,067	227,584

		554,038

Semiconductors & Semiconductor Equipment – 1.4%
Avago Technologies Ltd.	3,169	413,396
NXP Semiconductors NV(a)	451	42,150

		455,546

Software – 2.4%
Citrix Systems, Inc.(a)(b)	1,562	119,758
CommVault Systems, Inc.(a)	1,010	41,390
Intuit, Inc.	503	50,401
Microsoft Corp.(b)	2,889	157,017
PTC, Inc.(a)(b)	2,083	75,071
salesforce.com, Inc.(a)	336	26,776
Symantec Corp.	15,554	304,547
Take-Two Interactive Software, Inc.(a)	1,164	41,171

		816,131

AB LONG/SHORT MULTI-MANAGER FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 2.1%
EMC Corp./MA(b)	6,938	$175,809
Lexmark International, Inc. – Class A	1,418	48,694
NCR Corp.(a)	3,843	104,184
Western Digital Corp.(b)	5,761	359,544

		688,231

		3,812,142

Industrials – 8.1%
Aerospace & Defense – 1.9%
Airbus Group SE	1,176	84,892
Honeywell International, Inc.	883	91,788
Northrop Grumman Corp.	201	37,458
Precision Castparts Corp.(b)	340	78,724
Raytheon Co.	2,764	342,819

		635,681

Air Freight & Logistics – 0.9%
FedEx Corp.(b)	1,778	281,884

Airlines – 0.8%
Delta Air Lines, Inc.	4,456	207,026
Wizz Air Holdings PLC(a)(c)	2,787	74,046

		281,072

Construction & Engineering – 0.4%
AECOM(a)	2,413	76,806
Fluor Corp.	1,316	63,957

		140,763

Electrical Equipment – 0.8%
Eaton Corp. PLC	4,477	260,382

Industrial Conglomerates – 0.6%
General Electric Co.(b)	6,310	188,922

Road & Rail – 1.7%
Avis Budget Group, Inc.(a)	2,380	88,988
CSX Corp.	922	26,212
Hertz Global Holdings, Inc.(a)	10,243	162,454
Norfolk Southern Corp.	1,175	111,696
Old Dominion Freight Line, Inc.(a)(b)	1,648	104,994
Saia, Inc.(a)	933	22,868
Swift Transportation Co.(a)	3,040	48,549

		565,761

Trading Companies & Distributors – 0.8%
AerCap Holdings NV(a)	4,824	219,203
MRC Global, Inc.(a)	2,331	34,475

		253,678

Transportation Services – 0.2%
Europcar Groupe SA(a)(c)	6,509	81,674

		2,689,817

18	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 6.3%
Banks – 2.2%
Bank of America Corp.(b)	19,851	$346,003
Bank of the Ozarks, Inc.(b)	2,818	152,961
JPMorgan Chase & Co.	676	45,076
Signature Bank/New York NY(a)(b)	939	148,503
Western Alliance Bancorp(a)	1,377	53,414

		745,957

Capital Markets – 0.9%
Ameriprise Financial, Inc.	2,288	258,430
OM Asset Management PLC	1,969	31,917

		290,347

Diversified Financial Services – 0.3%
Intercontinental Exchange, Inc.(b)	361	93,802

Insurance – 2.3%
Aflac, Inc.	4,827	314,913
AmTrust Financial Services, Inc.	1,739	108,705
Assurant, Inc.	1,626	139,056
Willis Group Holdings PLC	4,076	187,333

		750,007

Real Estate Management & Development – 0.6%
Realogy Holdings Corp.(a)(b)	4,462	184,325

		2,064,438

Health Care – 5.9%
Biotechnology – 0.5%
Celgene Corp.(a)	537	58,775
Gilead Sciences, Inc.(b)	1,190	126,092

		184,867

Health Care Providers & Services – 3.1%
Aetna, Inc.	3,392	348,528
Anthem, Inc.	2,309	301,047
HCA Holdings, Inc.(a)(b)	1,143	77,792
UnitedHealth Group, Inc.	1,291	145,509
Universal Health Services, Inc. – Class B(b)	1,204	146,310

		1,019,186

Pharmaceuticals – 2.3%
Allergan PLC(a)	1,246	391,107
Bristol-Myers Squibb Co.(b)	2,767	185,417
Johnson & Johnson	934	94,558
Pfizer, Inc.(b)	2,722	89,200

		760,282

		1,964,335

Consumer Staples – 5.2%
Beverages – 2.1%
Coca-Cola Co. (The)	3,591	153,048
Constellation Brands, Inc. – Class A	2,196	308,011

AB LONG/SHORT MULTI-MANAGER FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

Davide Campari-Milano SpA	9,563	$83,952
Monster Beverage Corp.(a)	578	89,365
PepsiCo, Inc.	626	62,700

		697,076

Consumer Products – 1.3%
Alphabet, Inc. – Class A(a)(b)	563	429,485

Food & Staples Retailing – 0.5%
CVS Health Corp.	1,847	173,784

Food Products – 1.3%
JM Smucker Co. (The)(b)	2,234	270,738
Mondelez International, Inc. – Class A	3,294	143,816

		414,554

		1,714,899

Materials – 4.6%
Chemicals – 2.9%
Celanese Corp. – Series A	3,542	250,597
CF Industries Holdings, Inc.(b)	6,474	298,710
LyondellBasell Industries NV – Class A	1,788	171,326
PPG Industries, Inc.	784	82,900
Sherwin-Williams Co. (The)(b)	538	148,526

		952,059

Construction Materials – 0.9%
Buzzi Unicem SpA(d)	8,401	150,788
Eagle Materials, Inc.	1,537	106,176
Martin Marietta Materials, Inc.	314	49,424

		306,388

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(a)	3,758	72,492

Metals & Mining – 0.2%
Impala Platinum Holdings Ltd.(a)	11,771	25,776
Newmont Mining Corp.	3,126	57,550

		83,326

Paper & Forest Products – 0.4%
Canfor Corp.(a)	7,469	116,499

		1,530,764

Energy – 3.5%
Energy Equipment & Services – 0.6%
Baker Hughes, Inc.	935	50,555
National Oilwell Varco, Inc.	3,967	148,128

		198,683

Oil, Gas & Consumable Fuels – 2.9%
EOG Resources, Inc.	2,906	242,448
Marathon Petroleum Corp.	2,211	129,145
Occidental Petroleum Corp.	2,639	199,482
Phillips 66	757	69,288

20	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (New York)	8,058	$222,401
Williams Cos., Inc. (The)	2,313	84,563

		947,327

		1,146,010

Utilities – 1.3%
Electric Utilities – 0.6%
NextEra Energy, Inc.(b)	1,788	178,550

Multi-Utilities – 0.7%
Sempra Energy(b)	2,404	238,549

		417,099

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.4%
Cellnex Telecom SAU(a)(c)	3,223	58,430
Sunrise Communications Group AG(a)(c)	1,495	88,640

		147,070

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)(b)	5,263	186,837

		333,907

Total Common Stocks (cost $21,158,302)		21,886,419

REAL ESTATE INVESTMENT TRUST UNITS – 0.5%
Financials – 0.5%
Real Estate Investment Trusts (REITs) – 0.5%
NorthStar Realty Europe Corp.(a)	1,647	18,825
NorthStar Realty Finance Corp.(b)	4,943	89,172
Public Storage	275	66,017

Total Real Estate Investment Trust Units (cost $249,838)		174,014

EQUITY LINKED NOTE – 0.4%
Financials – 0.4%
National Commercial Bank, HSBC Bank PLC (cost $177,075)	10,059	143,386

	Contracts

OPTIONS PURCHASED - PUTS – 0.2%
COMMON STOCKS – 0.2%
Alibaba Group Holding Ltd. Expiration: Dec 2015, Exercise Price: $ 77.50(a)(e)	5	306
Alibaba Group Holding Ltd. Expiration: Jan 2016, Exercise Price: $ 80.00(a)(e)	4	1,069

AB LONG/SHORT MULTI-MANAGER FUND •	21

Portfolio of Investments

Company	Contracts	U.S. $ Value

athenahealth, Inc. Expiration: Dec 2015, Exercise Price: $ 160.00(a)(e)	2	$809
athenahealth, Inc. Expiration: Jan 2016, Exercise Price: $ 160.00(a)(e)	1	703
BofI Holding, Inc. Expiration: Dec 2015, Exercise Price: $ 20.00(a)(e)	13	2,106
Cablevision Systems Corp. Expiration: Dec 2015, Exercise Price: $ 25.00(a)(e)	7	44
Carrizo Oil & Gas, Inc. Expiration: Dec 2015, Exercise Price: $ 35.00(a)(e)	11	495
Cheniere Energy, Inc. Expiration: Dec 2015, Exercise Price: $ 47.50(a)(e)	10	2,102
Cheniere Energy, Inc. Expiration: Dec 2015, Exercise Price: $ 50.00(a)(e)	4	1,411
Cheniere Energy, Inc. Expiration: Jan 2016, Exercise Price: $ 47.00(a)(e)	6	1,889
Continental Resources, Inc./OK Expiration: Dec 2015, Exercise Price: $ 32.00(a)(e)	24	1,140
Credit Acceptance Corp. Expiration: Dec 2015, Exercise Price: $ 160.00(a)(e)	3	358
DeVry, Inc. Expiration: Dec 2015, Exercise Price: $ 22.50(a)(e)	13	424
Five Below, Inc. Expiration: Dec 2015, Exercise Price: $ 28.00(a)(e)	13	2,143
Franklin Resources, Inc. Expiration: Dec 2015, Exercise Price: $ 40.00(a)(e)	12	260
GlenCore PLC Expiration: Dec 2015, Exercise Price: GBP 0.90(a)(f)	22,639	1,432
Gogo, Inc. Expiration: Dec 2015, Exercise Price: $ 15.00(a)(e)	8	139
Gogo, Inc. Expiration: Dec 2015, Exercise Price: $ 16.00(a)(e)	17	566
Gogo, Inc. Expiration: Dec 2015, Exercise Price: $ 18.00(a)(e)	5	513
GrubHub, Inc. Expiration: Dec 2015, Exercise Price: $ 22.50(a)(e)	12	203
Hewlett-Packard Co. Expiration: Jan 2016, Exercise Price: $ 13.00(a)(e)	19	1,571
Horizon Pharma PLC Expiration: Dec 2015, Exercise Price: $ 18.00(a)(e)	6	286
Horizon Pharma PLC Expiration: Dec 2015, Exercise Price: $ 21.00(a)(e)	8	1,046
Keurig Green Mountain, Inc. Expiration: Dec 2015, Exercise Price: $ 50.00(a)(e)	7	916
Keurig Green Mountain, Inc. Expiration: Jan 2016, Exercise Price: $ 50.00(a)(e)	7	2,031
Keurig Green Mountain, Inc. Expiration: Jan 2016, Exercise Price: $ 52.50(a)(e)	4	1,602
Lenovo Group Ltd. Expiration: Jan 2016, Exercise Price: HKD 8.50(a)(f)	20,600	1,685

22	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Contracts	U.S. $ Value

Mallinckrodt PLC Expiration: Dec 2015, Exercise Price: $ 55.00(a)(e)	3	$167
Mallinckrodt PLC Expiration: Dec 2015, Exercise Price: $ 65.00(a)(e)	3	760
Mobileye NV Expiration: Jan 2016, Exercise Price: $ 44.00(a)(e)	7	2,154
Oasis Petroleum, Inc. Expiration: Dec 2015, Exercise Price: $ 11.00(a)(e)	26	1,617
Outerwall, Inc. Expiration: Dec 2015, Exercise Price: $ 65.00(a)(e)	2	791
Range Resources Corp. Expiration: Dec 2015, Exercise Price: $ 30.00(a)(e)	4	992
Range Resources Corp. Expiration: Jan 2016, Exercise Price: $ 27.50(a)(e)	12	2,634
Restoration Hardware Holdings, Inc. Expiration: Jan 2016, Exercise Price: $ 90.00(a)(e)	3	1,633
Royal Dutch Shell PLC Expiration: Dec 2015, Exercise Price: $ 50.00(a)(e)	10	1,337
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 24.00(a)(e)	11	1,475
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 26.00(a)(e)	15	2,912
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 28.00(a)(e)	6	1,644
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 30.00(a)(e)	4	1,508
Sotheby’s Expiration: Dec 2015, Exercise Price: $ 29.00(a)(e)	10	1,256
Southwestern Energy Co. Expiration: Dec 2015, Exercise Price: $ 10.00(a)(e)	17	2,248
Tesla Motors, Inc. Expiration: Dec 2015, Exercise Price: $ 210.00(a)(e)	2	354
Tesla Motors, Inc. Expiration: Dec 2015, Exercise Price: $ 230.00(a)(e)	2	1,512
Tesla Motors, Inc. Expiration: Jan 2016, Exercise Price: $ 225.00(a)(e)	1	1,059
Valeant Pharmaceuticals International, Inc. Expiration: Dec 2015, Exercise Price: $ 80.00(a)(e)	4	850
Valeant Pharmaceuticals International, Inc. Expiration: Dec 2015, Exercise Price: $ 85.00(a)(e)	3	1,090
Valeant Pharmaceuticals International, Inc. Expiration: Dec 2015, Exercise Price: $ 90.00(a)(e)	4	2,317
Vipshop Holdings Ltd. Expiration: Dec 2015, Exercise Price: $ 13.00(a)(e)	23	212
Whiting Petroleum Corp. Expiration: Dec 2015, Exercise Price: $ 16.00(a)(e)	12	1,208
Wynn Resorts Ltd. Expiration: Dec 2015, Exercise Price: $ 60.00(a)(e)	4	684

AB LONG/SHORT MULTI-MANAGER FUND •	23

Portfolio of Investments

Company	Contracts	U.S. $ Value

Wynn Resorts Ltd. Expiration: Dec 2015, Exercise Price: $ 65.00(a)(e)	6	$2,502
Zillow Group, Inc. Expiration: Dec 2015, Exercise Price: $ 22.50(a)(e)	7	191
Zillow Group, Inc. Expiration: Dec 2015, Exercise Price: $ 24.00(a)(e)	5	347
Zillow Group, Inc. Expiration: Dec 2015, Exercise Price: $ 25.00(a)(e)	26	3,021

Total Options Purchased – Puts (premiums paid $114,618)		65,724

	Shares
DEPOSITORY RECEIPTS – 0.2%
Health Care – 0.2%
Pharmaceuticals – 0.2%
GlaxoSmithKline PLC (Sponsored ADR) (cost $58,374)	1,512	61,251

WARRANTS – 0.1%
Financials – 0.1%
Banks – 0.1%
JPMorgan Chase & Co., expiring 10/28/18(a) (cost $19,471)	1,119	27,583

SHORT-TERM INVESTMENTS – 20.3%
Investment Companies – 20.3%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(g)(h) (cost $6,699,452)	6,699,452	6,699,452

Total Investments Before Security Lending Collateral for Securities Loaned – 87.9% (cost $28,477,130)		29,057,829

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AB Exchange Reserves – Class I, 0.15%(g)(h) (cost $146,497)	146,497	146,497

Total Investments Before Securities Sold Short – 88.4% (cost $28,623,627)		29,204,326

SECURITIES SOLD SHORT – (25.2)%
COMMON STOCKS – (18.3)%
Consumer Discretionary – (5.0)%
Auto Components – (0.2)%
Autoliv, Inc.	(574)	(72,227)

24	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – (0.6)%
General Motors Co.	(3,066)	$(110,989)
Tesla Motors, Inc.(a)	(423)	(97,400)

		(208,389)

Distributors – (0.1)%
LKQ Corp.(a)	(708)	(20,879)

Diversified Consumer Services – (0.2)%
DeVry Education Group, Inc.	(1,047)	(24,866)
Grand Canyon Education, Inc.(a)	(485)	(19,216)
LifeLock, Inc.(a)	(1,710)	(24,692)
Sotheby’s	(406)	(11,494)

		(80,268)

Hotels, Restaurants & Leisure – (0.3)%
Diamond Resorts International, Inc.(a)	(1,417)	(39,832)
Hyatt Hotels Corp. – Class A(a)	(518)	(25,532)
Restaurant Brands International, Inc.	(653)	(23,893)

		(89,257)

Household Durables – (0.1)%
GoPro, Inc. – Class A(a)	(745)	(15,198)

Internet & Catalog Retail – (0.1)%
Netflix, Inc.(a)	(135)	(16,649)
Zalando SE(a)(c)	(465)	(15,751)

		(32,400)

Leisure Products – (0.2)%
BRP, Inc./CA(a)	(1,294)	(21,172)
Polaris Industries, Inc.	(475)	(50,079)

		(71,251)

Media – (0.2)%
Altice NV – Class A(a)	(1,743)	(26,703)
Live Nation Entertainment, Inc.(a)	(611)	(15,513)
World Wrestling Entertainment, Inc. – Class A	(2,192)	(37,242)

		(79,458)

Multiline Retail – (1.6)%
Canadian Tire Corp. Ltd. – Class A	(3,444)	(322,673)
Dollar General Corp.	(1,689)	(110,477)
Target Corp.	(1,182)	(85,695)

		(518,845)

Specialty Retail – (0.5)%
CarMax, Inc.(a)	(560)	(32,088)
Five Below, Inc.(a)	(748)	(20,951)
Guess?, Inc.	(843)	(16,599)
Hennes & Mauritz AB – Class B	(987)	(36,550)
Restoration Hardware Holdings, Inc.(a)	(318)	(28,579)
RONA, Inc.	(1,864)	(18,606)

		(153,373)

AB LONG/SHORT MULTI-MANAGER FUND •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – (0.9)%
adidas AG	(597)	$(57,662)
lululemon Athletica, Inc.(a)	(884)	(42,273)
Luxottica Group SpA	(548)	(36,611)
Pandora A/S	(262)	(31,009)
Steven Madden Ltd.(a)	(711)	(22,681)
Swatch Group AG (The)	(306)	(107,294)

		(297,530)

		(1,639,075)

Industrials – (3.5)%
Aerospace & Defense – (0.3)%
Boeing Co. (The)	(744)	(108,215)

Air Freight & Logistics – (0.1)%
United Parcel Service, Inc. – Class B	(205)	(21,117)

Airlines – (0.7)%
American Airlines Group, Inc.	(791)	(32,637)
Deutsche Lufthansa AG(a)	(7,939)	(113,633)
Hawaiian Holdings, Inc.(a)	(689)	(24,942)
Japan Airlines Co., Ltd.	(2,029)	(69,330)

		(240,542)

Construction & Engineering – (0.1)%
Fluor Corp.	(274)	(13,316)

Electrical Equipment – (0.1)%
Sensata Technologies Holding NV(a)	(415)	(19,011)
SolarCity Corp.(a)	(775)	(22,289)

		(41,300)

Machinery – (1.6)%
Caterpillar, Inc.	(3,534)	(256,745)
Cummins, Inc.	(1,402)	(140,719)
Deere & Co.	(205)	(16,312)
MAN SE	(252)	(24,986)
PACCAR, Inc.	(973)	(50,557)
WABCO Holdings, Inc.(a)	(319)	(34,286)

		(523,605)

Marine – (0.1)%
AP Moeller – Maersk A/S – Class B	(26)	(39,576)

Trading Companies & Distributors – (0.5)%
Fastenal Co.	(2,327)	(94,429)
Noble Group Ltd.	(141,500)	(42,537)
United Rentals, Inc.(a)	(319)	(25,096)

		(162,062)

		(1,149,733)

Energy – (2.5)%
Energy Equipment & Services – (0.3)%
National Oilwell Varco, Inc.	(2,247)	(83,903)

26	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – (2.2)%
Apache Corp.	(526)	$(25,869)
Cabot Oil & Gas Corp.	(1,088)	(20,487)
Canadian Natural Resources Ltd.	(1,108)	(26,814)
Carrizo Oil & Gas, Inc.(a)	(759)	(30,648)
Cheniere Energy, Inc.(a)	(810)	(38,516)
Chevron Corp.	(1,262)	(115,246)
Concho Resources, Inc.(a)	(271)	(29,658)
Continental Resources, Inc./OK(a)	(1,310)	(47,553)
Devon Energy Corp.	(569)	(26,180)
EOG Resources, Inc.	(401)	(33,455)
EQT Corp.	(296)	(16,937)
Exxon Mobil Corp.	(393)	(32,092)
Hess Corp.	(344)	(20,296)
Oasis Petroleum, Inc.(a)	(3,694)	(42,444)
ONEOK, Inc.	(983)	(28,979)
Pioneer Natural Resources Co.	(218)	(31,556)
Polski Koncern Naftowy Orlen SA	(3,199)	(53,732)
Range Resources Corp.	(1,047)	(29,923)
Southwestern Energy Co.(a)	(2,875)	(25,904)
Ultra Petroleum Corp.(a)	(4,858)	(19,481)
Whiting Petroleum Corp.(a)	(1,979)	(32,673)

		(728,443)

		(812,346)

Information Technology – (2.4)%
Internet Software & Services – (0.4)%
CoStar Group, Inc.(a)	(141)	(29,503)
Gogo, Inc.(a)	(400)	(7,180)
GrubHub, Inc.(a)	(1,625)	(41,665)
Yelp, Inc.(a)	(761)	(22,929)
Zillow Group, Inc. – Class C(a)	(2,197)	(54,156)

		(155,433)

IT Services – (0.6)%
Alliance Data Systems Corp.(a)	(91)	(26,103)
International Business Machines Corp.	(744)	(103,728)
Western Union Co. (The)	(1,944)	(36,664)
Wirecard AG	(832)	(40,724)

		(207,219)

Semiconductors & Semiconductor Equipment – (0.5)%
Applied Materials, Inc.	(823)	(15,448)
Intel Corp.	(811)	(28,198)
Micron Technology, Inc.(a)	(5,510)	(87,774)
Qorvo, Inc.(a)	(438)	(25,435)

		(156,855)

Software – (0.7)%
Mobileye NV(a)	(2,060)	(89,816)
Oracle Corp.	(817)	(31,839)
Red Hat, Inc.(a)	(769)	(62,604)

AB LONG/SHORT MULTI-MANAGER FUND •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

salesforce.com, Inc.(a)	(344)	$(27,413)
SAP SE	(260)	(20,532)

		(232,204)

Technology Hardware, Storage & Peripherals – (0.2)%
HP, Inc.	(2,406)	(30,171)
Logitech International SA	(2,006)	(30,111)

		(60,282)

		(811,993)

Materials – (1.4)%
Chemicals – (0.9)%
LyondellBasell Industries NV – Class A	(1,395)	(133,669)
Mosaic Co. (The)	(2,700)	(85,428)
Potash Corp. of Saskatchewan, Inc.	(2,829)	(57,202)
Wacker Chemie AG	(395)	(35,441)

		(311,740)

Metals & Mining – (0.5)%
First Quantum Minerals Ltd.	(9,128)	(33,219)
GlenCore PLC(a)	(65,054)	(94,718)
Grupo Mexico SAB de CV – Series B	(8,153)	(17,798)
ThyssenKrupp AG	(805)	(17,099)

		(162,834)

		(474,574)

Consumer Staples – (1.2)%
Beverages – (0.2)%
Coca-Cola Co. (The)	(660)	(28,129)
Monster Beverage Corp.(a)	(196)	(30,304)

		(58,433)

Food & Staples Retailing – (0.5)%
United Natural Foods, Inc.(a)	(485)	(21,296)
Wal-Mart Stores, Inc.	(995)	(58,546)
Whole Foods Market, Inc.	(574)	(16,732)
Woolworths Ltd.	(3,535)	(60,309)

		(156,883)

Food Products – (0.4)%
Archer-Daniels-Midland Co.	(665)	(24,266)
Bunge Ltd.	(349)	(23,247)
Chocoladefabriken Lindt & Spruengli AG	(3)	(18,094)
JM Smucker Co. (The)	(367)	(44,476)
Keurig Green Mountain, Inc.	(417)	(21,851)

		(131,934)

Household Products – (0.1)%
Kimberly-Clark Corp.	(334)	(39,796)

		(387,046)

Financials – (1.1)%
Banks – (0.3)%
Canadian Imperial Bank of Commerce/Canada	(1,271)	(95,440)

28	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – (0.4)%
Affiliated Managers Group, Inc.(a)	(208)	$(36,864)
Franklin Resources, Inc.	(859)	(36,009)
Goldman Sachs Group, Inc. (The)	(335)	(63,657)

		(136,530)

Consumer Finance – (0.1)%
Credit Acceptance Corp.(a)	(150)	(30,063)
Santander Consumer USA Holdings, Inc.(a)	(1,162)	(20,498)

		(50,561)

Insurance – (0.2)%
CNP Assurances	(4,500)	(62,636)

Thrifts & Mortgage Finance – (0.1)%
BofI Holding, Inc.(a)	(1,236)	(24,757)

		(369,924)

Health Care – (1.1)%
Health Care Equipment & Supplies – (0.7)%
Intuitive Surgical, Inc.(a)	(246)	(127,925)
Varian Medical Systems, Inc.(a)	(788)	(63,655)
Zeltiq Aesthetics, Inc.(a)	(1,088)	(33,053)

		(224,633)

Health Care Providers & Services – 0.0%
Express Scripts Holding Co.(a)	(165)	(14,104)

Health Care Technology – (0.1)%
athenahealth, Inc.(a)	(104)	(17,446)

Pharmaceuticals – (0.3)%
Endo Health Solutions, Inc.(a)	(531)	(32,646)
Horizon Pharma PLC(a)	(1,041)	(22,413)
Mallinckrodt PLC(a)	(350)	(23,768)
Valeant Pharmaceuticals International, Inc.(a)	(310)	(27,888)

		(106,715)

		(362,898)

Telecommunication Services – (0.1)%
Diversified Telecommunication Services – (0.1)%
AT&T, Inc.	(1,147)	(38,620)

Total Common Stocks (proceeds $6,515,526)		(6,046,209)

MUTUAL FUNDS – (6.0)%
Index – (6.0)%
Index – (6.0)%
Consumer Discretionary Select Sector SPDR Fund	(1,601)	(129,329)
Consumer Staples Select Sector SPDR Fund	(1,495)	(73,883)
Financial Select Sector SPDR Fund	(1,117)	(27,433)
Health Care Select Sector SPDR Fund	(1,905)	(135,465)

AB LONG/SHORT MULTI-MANAGER FUND •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Select Sector SPDR Fund	(3,077)	$(168,435)
iShares MSCI Brazil Capped ETF	(4,213)	(94,877)
iShares MSCI Emerging Markets ETF	(5,153)	(175,150)
Materials Select Sector SPDR Fund	(2,642)	(120,819)
SPDR S&P 500 ETF Trust	(3,294)	(687,425)
SPDR S&P Biotech ETF	(854)	(61,736)
SPDR S&P Regional Banking ETF	(2,840)	(129,646)
Technology Select Sector SPDR ETF	(892)	(39,212)
Utilities Select Sector SPDR Fund	(2,966)	(127,004)

Total Mutual Funds (proceeds $1,863,875)		(1,970,414)

DEPOSITORY RECEIPTS – (0.7)%
Energy – (0.3)%
Oil, Gas & Consumable Fuels – (0.3)%
Royal Dutch Shell PLC (Sponsored ADR) – Class A	(1,571)	(78,173)

Financials – (0.2)%
Banks – (0.2)%
Banco Bradesco SA (ADR)	(7,462)	(39,996)
Siam Commercial Bank PCL (The) (NVDR)	(9,800)	(35,982)

		(75,978)

Consumer Discretionary – (0.2)%
Internet & Catalog Retail – (0.2)%
Alibaba Group Holding Ltd. (ADR)(a)	(576)	(48,430)
Vipshop Holdings Ltd. (ADR)(a)	(1,001)	(16,546)

		(64,976)

Total Depository Receipts (proceeds $228,597)		(219,127)

REAL ESTATE INVESTMENT TRUST UNITS – (0.2)%
Financials – (0.2)%
Real Estate Investment Trusts (REITs) – (0.2)%
Host Hotels & Resorts, Inc.	(1,514)	(25,133)
Iron Mountain, Inc.	(1,985)	(55,143)

Total Real Estate Investment Trust Units (proceeds $87,430)		(80,276)

Total Securities Sold Short (proceeds $8,695,428)		(8,316,026)

Total Investments, Net of Securities Sold Short – 63.2% (cost $19,928,199)		20,888,300
Other assets less liabilities – 36.8%		12,173,633

Net Assets – 100.0%		$33,061,933

30	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Co., Inc.	CHF	91	USD	93	12/18/15	$4,846
Morgan Stanley Co., Inc.	EUR	407	USD	453	12/18/15	23,049
Morgan Stanley Co., Inc.	USD	125	EUR	111	12/18/15	(7,768)
Morgan Stanley Co., Inc.	CAD	37	USD	28	12/22/15	87
Morgan Stanley Co., Inc.	EUR	1,024	USD	1,135	12/22/15	51,640
Morgan Stanley Co., Inc.	GBP	43	USD	67	12/22/15	1,537
Morgan Stanley Co., Inc.	GBP	23	USD	35	12/22/15	(33)
Morgan Stanley Co., Inc.	USD	271	CAD	357	12/22/15	(3,518)
Morgan Stanley Co., Inc.	USD	352	EUR	325	12/22/15	(8,884)
Morgan Stanley Co., Inc.	USD	25	GBP	17	12/22/15	(94)
Morgan Stanley Co., Inc.	USD	49	JPY	6,085	12/22/15	61
Morgan Stanley Co., Inc.	USD	23	JPY	2,863	12/22/15	(123)
Morgan Stanley Co., Inc.	USD	37	SEK	310	12/22/15	(1,274)
Morgan Stanley Co., Inc.	USD	20	ZAR	283	12/22/15	(575)
Morgan Stanley Co., Inc.	ZAR	650	USD	48	12/22/15	3,044

						$61,995

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Alaska Air Group, Inc.	2,403	FedFundEffective Plus 0.35%	USD	178	7/24/17	$14,442
Brunswick Corp.	1,972	FedFundEffective Plus 0.35%		99	7/24/17	5,364
Constellation Brands, Inc.	1,983	FedFundEffective Plus 0.50%		255	7/24/17	23,651
Costco Wholesale Corp.	1,594	FedFundEffective Plus 0.35%		243	7/24/17	14,762
Kroger Co. (The)	8,820	FedFundEffective Plus 0.35%		329	7/24/17	3,374
Louisiana-Pacific Corp.	5,562	FedFundEffective Plus 0.50%		93	7/24/17	9,198
Marriott International, Inc.	1,644	BBA 1 Month LIBOR Plus 0.50%		117	5/22/17	352
NVR, Inc.	206	BBA 1 Month LIBOR Plus 0.50%		284	5/22/17	62,419
Ryanair Holdings PLC	7,614	EURIBOR 1 Month Plus 0.50%	EUR	97	4/10/17	14,893
United Continental Holdings, Inc.	3,306	FedFundEffective Plus 0.50%	USD	190	7/24/17	(5,924)
Wizz Air Holdings PLC	877	BBA 1 Month LIBOR Plus 0.50%	GBP	16	1/16/17	(1,051)
Wizz Air Holdings PLC	1,492	BBA 1 Month LIBOR Plus 0.50%		25	3/3/17	1,956
Wyndham Worldwide Corp.	1,600	BBA 1 Month LIBOR Plus 0.50%	USD	138	5/22/17	(15,884)

AB LONG/SHORT MULTI-MANAGER FUND •	31

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Agile Property Holdings Ltd.	2,200	HK Overnight Index Swap Ref Rate Minus 2.00%	HKD	11	8/1/16	$202
Agile Property Holdings Ltd.	1,000	HK Overnight Index Swap Ref Rate Minus 2.00%		5	8/1/16	90
Agile Property Holdings Ltd.	15,000	HK Overnight Index Swap Ref Rate Minus 1.50%-2.00%		77	8/1/16	1,848
Air China Ltd.	86,196	HONIX Minus 0.50%		564	7/24/17	3,349
Airbus Group SE	1,204	EONIA Minus 0.40%	EUR	68	8/21/17	(15,594)
Antofagasta PLC	1,280	SONIA Overnight Deposit Rate Minus 0.30%	GBP	10	8/1/16	5,635
Antofagasta PLC	1,984	SONIA Overnight Deposit Rate Minus 0.30%		11	8/1/16	1,416
ASOS PLC	465	SONIA Overnight Deposit Rate Minus 0.40%		13	8/1/16	(4,387)
Asustek Computer, Inc.	5,540	FedFundEffective Minus 0.51%	USD	54	8/1/16	7,966
Banco do Brasil SA	6,839	FedFundEffective Minus 1.80%		33	8/1/16	3,853
Bank of East Asia	200	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	6	8/1/16	43
Bank of East Asia	400	HK Overnight Index Swap Ref Rate Minus 0.40%		12	8/1/16	82
Bank of East Asia	500	HK Overnight Index Swap Ref Rate Minus 0.50%		15	8/1/16	103
Bank of East Asia	4,474	HK Overnight Index Swap Ref Rate Minus 0.40%-0.50%		139	8/1/16	1,991
Bank of East Asia	500	HK Overnight Index Swap Ref Rate Minus 0.40%		15	8/1/16	89
BYD Co., Ltd.	3,600	HK Overnight Index Swap Ref Rate Minus 1.75%		178	8/1/16	3,559
BYD Co., Ltd.	1,600	HK Overnight Index Swap Ref Rate Minus 1.74%		65	8/1/16	(215)
Canon, Inc.	940	MUTSCALM Minus 0.40%	JPY	3,752	8/1/16	2,073
Canon, Inc.	700	MUTSCALM Minus 0.40%		2,529	8/1/16	(613)

32	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China Cinda Asset Management Co., Ltd.	8,700	HK Overnight Index Swap Ref Rate Minus 0.75%	HKD	35	8/1/16	$1,330
China Cinda Asset Management Co., Ltd.	4,600	HK Overnight Index Swap Ref Rate Minus 0.75%		17	8/1/16	534
China Cinda Asset Management Co., Ltd.	21,000	HK Overnight Index Swap Ref Rate Minus 0.75%		101	8/1/16	5,298
China CITIC Bank Corp., Ltd.	34,700	HK Overnight Index Swap Ref Rate Minus 0.40%		172	8/1/16	261
China CITIC Bank Corp., Ltd.	12,600	HK Overnight Index Swap Ref Rate Minus 0.40%		57	8/1/16	(615)
China Communications Construction Co., Ltd.	13,800	HK Overnight Index Swap Ref Rate Minus 0.48%		174	8/1/16	6,488
China Communications Construction Co., Ltd.	8,600	HK Overnight Index Swap Ref Rate Minus 0.45%		86	8/1/16	1,148
China Cosco Holdings	5,600	HK Overnight Index Swap Ref Rate Minus 7.07%		28	8/1/16	32
China Everbright Bank Co.	47,100	HK Overnight Index Swap Ref Rate Minus 0.40%		222	8/1/16	7,402
China Everbright Bank Co.	23,000	HK Overnight Index Swap Ref Rate Minus 0.40%		81	8/1/16	3
China Merchants Bank	22,000	HK Overnight Index Swap Ref Rate Minus 0.40%		452	8/1/16	6,669
China Minsheng Banking Corp., Ltd.	26,700	HK Overnight Index Swap Ref Rate Minus 0.40%		235	8/1/16	4,577
China Pacific Insurance (Group) Co., Ltd.	3,800	HK Overnight Index Swap Ref Rate Minus 0.40%		121	8/1/16	(1)
China Shipping Container	54,100	HK Overnight Index Swap Ref Rate Minus 1.50%		159	8/1/16	(1,131)
China Southern Airlines Co., Ltd.	49,163	HONIX Minus 0.50%		289	7/10/17	1,269
CITIC Securities Co., Ltd.	4,500	HK Overnight Index Swap Ref Rate Minus 0.40%		125	8/1/16	5,833
CITIC Securities Co., Ltd.	6,900	HK Overnight Index Swap Ref Rate Minus 0.40%		112	8/1/16	(1,363)

AB LONG/SHORT MULTI-MANAGER FUND •	33

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Country Garden Holdings Co., Ltd.	5,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	18	8/1/16	$203
Country Garden Holdings Co., Ltd.	31,600	HK Overnight Index Swap Ref Rate Minus 0.40%		93	8/1/16	91
Evergrande Real Estate Group Ltd.	400	HK Overnight Index Swap Ref Rate Minus 8.56%		1	8/1/16	(160)
Evergrande Real Estate Group Ltd.	20,200	HK Overnight Index Swap Ref Rate Minus 8.56%		110	8/1/16	(1,795)
Evergrande Real Estate Group Ltd.	19,200	HK Overnight Index Swap Ref Rate Minus 8.51%		122	8/1/16	576
Fast Retailing Co., Ltd.	55	MUTSCALM Minus 0.40%	JPY	3,041	8/1/16	2,408
Fast Retailing Co., Ltd.	20	MUTSCALM Minus 0.40%		969	8/1/16	(204)
FirstRand Bank Ltd.	9,572	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	501	8/1/16	3,576
Fosun International Ltd.	15,200	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	226	8/1/16	2,021
Fosun International Ltd.	5,300	HK Overnight Index Swap Ref Minus 1.73%		70	8/1/16	(389)
Glencore PLC	7,794	SONIA Overnight Deposit Rate Minus 0.30%	GBP	26	8/1/16	28,021
Glencore PLC	300	SONIA Overnight Deposit Rate Minus 0.30%		1	8/1/16	1,140
Glencore PLC	231	SONIA Overnight Deposit Rate Minus 0.30%		1	8/1/16	771
Hyundai Heavy Industries Co., Ltd.	265	FedFundEffective Minus 0.40%	USD	26	8/1/16	4,910
ICAP PLC	3,616	SONIA Overnight Deposit Rate Minus 0.30%	GBP	17	8/1/16	(1,889)
Imerys SA	275	EURIBOR 1 Month Minus 0.35	EUR	19	8/1/16	1,309
Imerys SA	54	EONIA Minus 0.35%		3	8/1/16	(70)
INPEX Corp.	3,790	MUTSCALM Minus 0.40%	JPY	5,192	8/1/16	4,245
INPEX Corp.	800	MUTSCALM Minus 0.40%		913	8/1/16	(520)
J Sainsbury PLC	8,919	SONIA Overnight Deposit Rate Minus 0.30%	GBP	20	8/1/16	(4,113)

34	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
JFE Holdings, Inc.	1,930	MUTSCALM Minus 0.30%	JPY	3,388		8/1/16	$(3,235)
Just Eat PLC	3,436	SONIA Overnight Deposit Rate Minus 0.30%	GBP	14		8/1/16	(1,091)
Kering	191	EONIA Minus 0.35%	EUR	31		8/1/16	(387)
Kroton Educational SA	6,580	FedFundEffective Minus 1.00%	USD	17		8/1/16	1,354
Lenovo Group Ltd.	19,100	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	193		8/1/16	4,584
Lenovo Group Ltd.	21,100	HK Overnight Index Swap Ref Rate Minus 0.40%		165		8/1/16	(1,084)
Li & Fung Ltd.	22,800	HK Overnight Index Swap Ref Rate Minus 0.40%		174		8/1/16	6,710
Li & Fung Ltd.	17,900	HK Overnight Index Swap Ref Rate Minus 0.40%		108		8/1/16	1,518
Malayan Banking Bhd	7,928	FedFundEffective Minus 4.00%	USD	15		8/1/16	(671)
MITSUI & Co., Ltd.	1,690	MUTSCALM Minus 0.40%	JPY	3,087		8/1/16	3,591
MITSUI & Co., Ltd.	600	MUTSCALM Minus 0.40%		797		8/1/16	(881)
Mitsui O.S.K Lines Ltd.	16,500	MUTSCALM Minus 0.40%		4,953		8/1/16	(2,790)
MTN Group Ltd.	3,322	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	728		8/1/16	17,156
Nintendo Co., Ltd.	133	MUTSCALM Minus 0.40%	JPY	2,552		8/1/16	286
Ocado Group PLC	3,185	SONIA Overnight Deposit Rate Minus 0.40%	GBP	12		8/1/16	345
Ocado Group PLC	200	SONIA Overnight Deposit Rate Minus 0.30%		1		8/1/16	184
Ocado Group PLC	100	SONIA Overnight Deposit Rate Minus 0.40%		– 0	–*	8/1/16	66
Ocado Group PLC	100	SONIA Overnight Deposit Rate Minus 0.40%		– 0	–*	8/1/16	63
Ocado Group PLC	560	SONIA Overnight Deposit Rate Minus 0.40%		2		8/1/16	233
Ocado Group PLC	633	SONIA Overnight Deposit Rate Minus 0.30%		2		8/1/16	114

AB LONG/SHORT MULTI-MANAGER FUND •	35

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Old Mutual PLC	10,651	SONIA Overnight Deposit Rate Minus 0.30%	GBP	21	8/1/16	$(2,604)
Ping An Insurance (Group) Co. of China Ltd.	3,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	120	8/1/16	(922)
Repsol SA	4,543	FedFundEffective Minus 0.50%	USD	58	9/20/17	(1,015)
Sasol Ltd.	869	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	357	8/1/16	523
Shoprite Holdings Ltd.	2,700	South Africa Benchmark Overnight Rate Minus 0.95%		364	8/1/16	(1,338)
Standard Bank Group Ltd.	2,419	South Africa Benchmark Overnight Rate Minus 0.95%		356	8/1/16	2,917
Standard Bank Group Ltd.	400	South Africa Benchmark Overnight Rate Minus 0.95%		55	8/1/16	193
Standard Bank Group Ltd.	651	South Africa Benchmark Overnight Rate Minus 0.95%		94	8/1/16	690
Standard Chartered PLC	4,265	SONIA Overnight Deposit Rate Minus 0.30%	GBP	31	8/1/16	10,780
Steinhoff International Holdings Ltd.	3,507	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	288	8/1/16	(624)
Woodside Petroleum Ltd.	2,664	RBA Daily Cash Rate Target Minus 0.40%	AUD	97	8/1/16	12,365
Woolworth Holdings Ltd.	2,776	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	289	8/1/16	392
Zhuzhou CSR Times Electric Co., Ltd.	5,700	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	318	8/1/16	2,617
Zoomlion Heavy Industry Science & Technology Co., Ltd.	31,200	HK Overnight Index Swap Ref Rate Minus 2.50%-3.50%		164	8/1/16	9,029

						$275,975

36	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

*	Notional amount less than $500.

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $287,039 or 0.9% of net assets.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	One contract relates to 100 shares.

(f)	One contract relates to 1 share.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen
SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

EONIA – Euro OverNight Index Average

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

HK – Hong Kong

HONIX – Hong Kong Overnight Index Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

NVDR – Non Voting Depositary Receipt

RBA – Reserve Bank of Australia

REG – Registered Shares

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $21,777,678)	$22,358,377
Affiliated issuers (cost $6,845,949—including investment of cash collateral for securities loaned of $146,497)	6,845,949	(a)
Deposit at broker for securities sold short	10,449,990
Cash collateral due from broker	810,000
Foreign currencies, at value (cost $682,841)	656,787	(b)
Unrealized appreciation on total return swaps	348,535
Receivable for investment securities sold and foreign currency transactions	292,209
Unrealized appreciation on forward currency exchange contracts	84,264
Dividends and interest receivable	52,468
Receivable due from Adviser	23,870
Receivable for terminated total return swaps	21,513
Receivable for capital stock sold	500

Total assets	41,944,462

Liabilities
Due to custodian	9,344
Payable for securities sold short, at value (proceeds received $8,695,428)	8,316,026
Payable for investment securities purchased and foreign currency transactions	210,141
Payable for collateral received on securities loaned	146,497
Unrealized depreciation on total return swaps	72,560
Unrealized depreciation on forward currency exchange contracts	22,269
Dividends payable	17,214
Payable for terminated total return swaps	12,761
Distribution fee payable	146
Accrued expenses	75,571

Total liabilities	8,882,529

Net Assets	$33,061,933

Composition of Net Assets
Capital stock, at par	$319
Additional paid-in capital	31,887,632
Accumulated net investment loss	(195,259)
Accumulated net realized gain on investment and foreign currency transactions	97,317
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,271,924

	$33,061,933

(a)	Includes securities on loan with a value of $137,668 (see Note E).

(b)	Includes $682,681 on deposit with the broker for securities sold short.

See notes to financial statements.

38	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$548,349	53,091	$10.33	*

C	$41,761	4,078	$10.24

Advisor	$32,430,475	3,131,468	$10.36

R	$10,299	1,001	$10.30

K	$10,330	1,001	$10.33

I	$10,360	1,000	$10.36

Z	$10,359	1,000	$10.36

*	The maximum offering price per share for Class A shares was $10.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,292)	$196,711
Affiliated issuers	3,318
Interest	11,534
Securities lending income	678	$212,241

Expenses
Advisory fee (see Note B)	306,619
Distribution fee—Class A	277
Distribution fee—Class C	156
Distribution fee—Class R	26
Distribution fee—Class K	13
Transfer agency—Class A	73
Transfer agency—Class C	17
Transfer agency—Advisor Class	6,757
Transfer agency—Class R	3
Transfer agency—Class K	3
Transfer agency—Class I	1
Transfer agency—Class Z	1
Custodian	259,871
Amortization of offering expenses	122,525
Audit and tax	44,656
Printing	20,184
Registration fees	16,321
Legal	12,472
Directors’ fees	9,020
Miscellaneous	3,768

Total operating expenses (see Note B)	802,763
Interest expense	1,295
Dividend expense on securities sold short	89,280
Broker fee on securities sold short	23,933

Total expenses	917,271
Less: expenses waived and reimbursed by the Adviser (see Note B)	(481,148)

Net expenses		436,123

Net investment loss		(223,882)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(27,764)
Securities sold short		544,167
Swaps		(128,083)
Foreign currency transactions		(61,735)
Net change in unrealized appreciation/depreciation of:
Investments		(1,322,535)
Securities sold short		304,248
Swaps		427,599
Foreign currency denominated assets and liabilities		82,487

Net loss on investment and foreign currency transactions		(181,616)

Net Decrease in Net Assets from Operations		$(405,498)

See notes to financial statements.

40	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(223,882)	$(320,896)
Net realized gain on investment transactions and foreign currency transactions	326,585	17,386
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(508,201)	1,780,125

Net increase (decrease) in net assets from operations	(405,498)	1,476,615
Capital Stock Transactions
Net increase	1,368,641	30,622,175

Total increase	963,143	32,098,790
Net Assets
Beginning of period	32,098,790	– 0	–

End of period (including accumulated net investment loss of ($195,259) and undistributed net investment income of $28,623, respectively)	$33,061,933	$32,098,790

(a)	Commencement of operations.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio and AB Emerging Markets Core Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Long/Short Multi-Manager Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Long/Short Multi-Manager Fund. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of November 30, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R,

42	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Passport Capital, LLC, Impala Asset Management LLC, Lyrical Asset Management LP, Sirios Capital Management, L.P. and Kynikos Associates LP. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the “Adviser” will have discretion to

AB LONG/SHORT MULTI-MANAGER FUND •	43

Notes to Financial Statements

determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

44	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

AB LONG/SHORT MULTI-MANAGER FUND •	45

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$5,355,986		$857,022		$	– 0	–	$6,213,008
Information Technology	3,607,962		204,180			– 0	–	3,812,142
Industrials	2,449,205		240,612			– 0	–	2,689,817
Financials	2,064,438		– 0	–		– 0	–	2,064,438
Health Care	1,964,335		– 0	–		– 0	–	1,964,335
Consumer Staples	1,630,947		83,952			– 0	–	1,714,899
Materials	1,354,200		176,564			– 0	–	1,530,764
Energy	1,146,010		– 0	–		– 0	–	1,146,010
Utilities	417,099		– 0	–		– 0	–	417,099
Telecommunication Services	186,837		147,070			– 0	–	333,907
Real Estate Investment Trust Units	174,014		– 0	–		– 0	–	174,014
Equity Linked Notes	– 0	–	– 0	–		143,386		143,386
Options Purchased – Puts	– 0	–	65,724			– 0	–	65,724
Depository Receipts	61,251		– 0	–		– 0	–	61,251
Warrants	27,583		– 0	–		– 0	–	27,583
Short-Term Investments	6,699,452		– 0	–		– 0	–	6,699,452
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	146,497		– 0	–		– 0	–	146,497
Liabilities:
Common Stocks:
Consumer Discretionary	(1,327,495)		(311,580)			– 0	–	(1,639,075)
Industrials	(859,671)		(290,062)			– 0	–	(1,149,733)
Energy	(758,614)		(53,732)			– 0	–	(812,346)
Information Technology	(720,626)		(91,367)			– 0	–	(811,993)
Materials	(327,316)		(147,258)			– 0	–	(474,574)
Consumer Staples	(308,643)		(78,403)			– 0	–	(387,046)
Financials	(307,288)		(62,636)			– 0	–	(369,924)
Health Care	(362,898)		– 0	–		– 0	–	(362,898)
Telecommunication Services	(38,620)		– 0	–		– 0	–	(38,620)
Mutual Funds	(1,970,414)		– 0	–		– 0	–	(1,970,414)
Depository Receipts	(183,145)		(35,982)			– 0	–	(219,127)
Real Estate Investment Trust Units	(80,276)		– 0	–		– 0	–	(80,276)

Total Investments in Securities	20,040,810		704,104			143,386		20,888,300
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	84,264			– 0	–	84,264
Total Return Swaps	– 0	–	348,535			– 0	–	348,535
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(22,269)			– 0	–	(22,269)
Total Return Swaps	– 0	–	(72,560)			– 0	–	(72,560)

Total+	$20,040,810		$1,042,074			$143,386		$21,226,270

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

46	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Equity Linked Notes		Total
Balance as of 5/31/15	$246,374		$246,374
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	(11,225)		(11,225)
Change in unrealized appreciation/depreciation	(35,478)		(35,478)
Purchases	– 0	–	– 0	–
Sales	(56,285)		(56,285)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 11/30/15	$143,386		$143,386

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$(35,478)		$(35,478)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB LONG/SHORT MULTI-MANAGER FUND •	47

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date

48	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $366,573 were deferred and amortized on a straight line basis over a one year period starting from September 30, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through May 31, 2015 are subject to repayment by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 are subject to repayment by the Fund until May 31, 2019. In each case, no repayment will be made that would cause the

AB LONG/SHORT MULTI-MANAGER FUND •	49

Notes to Financial Statements

Fund’s total annual operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before September 30, 2016. For the six months ended November 30, 2015, such reimbursements/waivers amounted to $481,148, of which $329,884 is subject to repayment.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,021 for the six months ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $245 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended November 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended November 30, 2015 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$ 6,348	$13,575	$13,224	$6,699	$3

Brokerage commissions paid on investment transactions for the six months ended November 30, 2015 amounted to $40,261, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an

50	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $– 0 – , $– 0 – and $– 0 – for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended November 30, 2015, were as follows:

	Purchases		Sales		Securities Sold Short		Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$16,386,894		$15,680,005		$13,961,406		$11,333,286
U.S. government securities	– 0	–	– 0	–	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and swap transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation/ (Depreciation)
Appreciation on Investments	Depreciation on Investments
$ 1,889,389	$(1,308,690)	$580,699	$379,402	(a)	$960,101

(a)	Gross unrealized appreciation was $747,966 and gross unrealized depreciation was $(368,564), resulting in net unrealized appreciation of $379,402.

AB LONG/SHORT MULTI-MANAGER FUND •	51

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended November 30, 2015, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities.

52	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended November 30, 2015, the Fund held purchased options for hedging and non-hedging purposes.

For the six months ended November 30, 2015, the Fund had no transactions in written options.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

AB LONG/SHORT MULTI-MANAGER FUND •	53

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended November 30, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

54	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$84,264	Unrealized depreciation on forward currency exchange contracts	$22,269

Equity contracts	Investments in securities, at value	65,724

Equity contracts	Unrealized appreciation on total return swaps	348,535	Unrealized depreciation on total return swaps	72,560

Total		$498,523		$94,829

AB LONG/SHORT MULTI-MANAGER FUND •	55

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(37,491)	$88,768

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	36,718	13,751

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(128,083)	427,599

Total		$(128,856)	$530,118

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended November 30, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$614,940
Average principal amount of sale contracts	$1,773,971

Purchased Options:
Average monthly cost	$187,932

Total Return Swaps:
Average notional amount	$3,277,325

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

56	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.	$65,724	$	– 0	–	$	– 0	–	$	– 0	–		$65,724

Total	$65,724	$	– 0	–	$	– 0		$	– 0	–		$65,724

OTC Derivatives:
Morgan Stanley Co., Inc.	$432,799		$(94,829)		$	– 0	–	$	– 0	–		$337,970

Total	$432,799		$(94,829)		$	– 0	–	$	– 0	–		$337,970	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Morgan Stanley Co., Inc.	$94,829		$(94,829)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$94,829		$(94,829)		$	– 0	–	$	– 0	–	$	– 0	–

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB LONG/SHORT MULTI-MANAGER FUND •	57

Notes to Financial Statements

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $137,668 and had received cash collateral which has been invested into AB Exchange Reserves of $146,497. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $678 and $3,318 from the borrowers and AB Exchange Reserves, respectively, for the six months ended

58	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

November 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended November 30, 2015 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$ 200	$467	$521	$146

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended November 30, 2015 (unaudited)		September 30, 2014(a) to May 31, 2015		Six Months Ended November 30, 2015 (unaudited)			September 30, 2014(a) to May 31, 2015

Class A
Shares sold	50,102		3,273			$511,896		$33,657

Shares redeemed	(284)		– 0	–		(2,900)		– 0	–

Net increase	49,818		3,273			$508,996		$33,657

Class C
Shares sold	3,078		1,000			$32,000		$10,003

Net increase	3,078		1,000			$32,000		$10,003

Advisor Class
Shares sold	85,611		3,050,600			$876,040		$30,538,503

Shares redeemed	(4,743)		– 0	–		(48,395)		– 0	–

Net increase	80,868		3,050,600			$827,645		$30,538,503

Class R
Shares sold	– 0	–	1,001		$	– 0	–	$10,003

Net increase	– 0	–	1,001		$	– 0	–	$10,003

Class K
Shares sold	– 0	–	1,001		$	– 0	–	$10,003

Net increase	– 0	–	1,001		$	– 0	–	$10,003

Class I
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Net increase	– 0	–	1,000		$	– 0	–	$10,003

Class Z
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Net increase	– 0	–	1,000		$	– 0	–	$10,003

(a)	Commencement of operations.

AB LONG/SHORT MULTI-MANAGER FUND •	59

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more

60	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Derivative Instruments Risk—The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Derivative transactions intended to hedge against fluctuations in the value of the Fund positions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund,

AB LONG/SHORT MULTI-MANAGER FUND •	61

Notes to Financial Statements

however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects

62	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$916
Accumulated capital and other losses	(209,030)
Unrealized appreciation/(depreciation)	1,787,594

Total accumulated earnings/(deficit)	$1,579,480

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2015, the Fund did not have any capital loss carryforwards.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 9, 2015. The Fund did not utilize the Facility during the six months ended November 30, 2015.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB LONG/SHORT MULTI-MANAGER FUND •	63

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.60

Net increase (decrease) in net asset value from operations	(.15)	.48

Net asset value, end of period	$ 10.33	$ 10.48

Total Return
Total investment return based on net asset value(d)	(1.43)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$549	$35
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.85%	3.01%
Expenses, before waivers/reimbursements(e)^	5.85%	6.65%
Net investment loss(c)^	(1.18)%	(1.81)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

64	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.42	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.59

Net increase (decrease) in net asset value from operations	(.18)	.42

Net asset value, end of period	$ 10.24	$ 10.42

Total Return
Total investment return based on net asset value(d)	(1.82)%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	3.68%	3.66%
Expenses, before waivers/reimbursements(e)^	6.83%	7.62%
Net investment loss(c)^	(2.28)%	(2.53)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

AB LONG/SHORT MULTI-MANAGER FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.60

Net increase (decrease) in net asset value from operations	(.13)	.49

Net asset value, end of period	$ 10.36	$ 10.49

Total Return
Total investment return based on net asset value(d)	(1.33)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,431	$32,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.70%	2.67%
Expenses, before waivers/reimbursements(e)^	5.68%	6.46%
Net investment loss(c)^	(1.39)%	(1.55)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

66	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.46	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.60

Net increase (decrease) in net asset value from operations	(.16)	.46

Net asset value, end of period	$ 10.30	$ 10.46

Total Return
Total investment return based on net asset value(d)	(1.53)%	4.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	3.19%	3.17%
Expenses, before waivers/reimbursements(e)^	6.18%	6.99%
Net investment loss(c)^	(1.86)%	(2.04)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

AB LONG/SHORT MULTI-MANAGER FUND •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.60

Net increase (decrease) in net asset value from operations	(.15)	.48

Net asset value, end of period	$ 10.33	$ 10.48

Total Return
Total investment return based on net asset value(d)	(1.43)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.94%	2.92%
Expenses, before waivers/reimbursements(e)^	5.94%	6.73%
Net investment loss(c)^	(1.63)%	(1.79)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

68	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.60

Net increase (decrease) in net asset value from operations	(.13)	.49

Net asset value, end of period	$ 10.36	$ 10.49

Total Return
Total investment return based on net asset value(d)	(1.33)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.69%	2.67%
Expenses, before waivers/reimbursements(e)^	5.65%	6.44%
Net investment loss(c)^	(1.37)%	(1.56)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

AB LONG/SHORT MULTI-MANAGER FUND •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.60

Net increase (decrease) in net asset value from operations	(.13)	.49

Net asset value, end of period	$ 10.36	$ 10.49

Total Return
Total investment return based on net asset value(d)	(1.33)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.69%	2.67%
Expenses, before waivers/reimbursements(e)^	5.65%	6.38%
Net investment loss(c)^	(1.43)%	(1.55)%
Portfolio turnover rate	69%	91%
Portfolio turnover rate (including securities sold short)	90%	135%

See footnote summary on page 71.

70	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Six Months Ended November 30, 2015 (unaudited)	September 30, 2014(a) to May 31, 2015
Class A
Net of waivers/reimbursements^	2.24%	2.24%
Before waivers/reimbursements^	5.24%	5.89%
Class C
Net of waivers/reimbursements^	2.99%	2.99%
Before waivers/reimbursements^	6.13%	6.95%
Advisor Class
Net of waivers/reimbursements^	1.99%	1.99%
Before waivers/reimbursements^	4.97%	5.78%
Class R
Net of waivers/reimbursements^	2.49%	2.49%
Before waivers/reimbursements^	5.48%	6.31%
Class K
Net of waivers/reimbursements^	2.24%	2.24%
Before waivers/reimbursements^	5.24%	6.04%
Class I
Net of waivers/reimbursements^	1.99%	1.99%
Before waivers/reimbursements^	4.95%	5.77%
Class Z
Net of waivers/reimbursements^	1.99%	1.99%
Before waivers/reimbursements^	4.95%	5.71%

^	Annualized.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	71

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

72	• AB LONG/SHORT MULTI-MANAGER FUND

Board of Directors

Consideration of Amendments to Sub-Advisory Agreements

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on November 3-5, 2015, the Adviser recommended that the termination provisions in each of the Sub-Advisory Agreements between the Adviser and the Sub-Advisers of AB Long/Short Multi-Manager Fund (the “Fund”), a series of the Company, set forth below be amended to provide that they may be terminated (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (ii) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser, without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser. The Adviser did not propose any changes to the provisions permitting immediate termination by the Adviser upon the occurrence of any material breach by the Sub-Adviser. Each Sub-Advisory Agreement prior to such amendments permitted termination by the Board, by the Adviser, or by both, on 30 days’ notice. These amendments would affect the Sub-Advisory Agreements with Chilton Investment Company LLC, Kynikos Associates LP, Lyrical Asset Management LP, and Passport Capital, LLC. The Adviser explained that the amendments would relieve the Adviser of a burdensome reporting obligation caused by the shorter notice period without, in its view, having any effect on its ongoing ability to manage the Fund. The Adviser also expressed its belief that the amendments would not be material to an investor’s investment decision in respect of the Fund and noted that a majority of the sub-advisory agreements currently require 60 days’ notice from the Adviser to the sub-adviser for termination. The Adviser had provided the Independent Directors with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the Independent Directors concluded that the proposed amendments were not material and unanimously approved the proposed amendments to the Sub-Advisory Agreements.

AB LONG/SHORT MULTI-MANAGER FUND •	73

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Long/Short Multi-Manager Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is an open end fund that invests primarily in “alternative” or non-traditional investments in portfolio sleeves managed by various unaffiliated sub-advisers (the “Sub-Advisers”) overseen by the Adviser. Sub-Advisers are retained by the Adviser, with the Board of Directors’ approval to manage the individual sleeves in the Portfolio. The Portfolio, to a lesser extent, may invest in registered investment companies sponsored or advised by third party managers.

The Portfolio’s investment objective is to seek long term growth of capital. The Adviser seeks to achieve its investment objective by investing in portfolio sleeves managed by various unaffiliated Long/Short Sub-Advisers, as well as investing primarily in long and short positions in equity securities. The Portfolio may also invest in Class I shares of AllianceBernstein Select US Long/Short Portfolio (“Select US Long Short Portfolio”). The Portfolio is expected to generally maintain 40%-60% net long exposure (long minus short). The Portfolio will generally have a global approach; a substantial portion of its assets will frequently be invested in foreign securities.

1	The Senior Officer’s fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

74	• AB LONG/SHORT MULTI-MANAGER FUND

The Adviser proposed the MSCI World Index as the Portfolio’s benchmark. The Adviser anticipates that Lipper will place the Portfolio in its Alternative Long/Short Equity category, and that Morningstar will place the Portfolio in its Long/Short Equity category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

AB LONG/SHORT MULTI-MANAGER FUND •	75

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Long/Short Multi-Manager Fund[4]	1.90% of average daily net assets[5]

The Adviser will pay the investment advisory fee earned by each of the Sub-Advisers out of the investment advisory fee it receives from the Portfolio. The Adviser has indicated that it expects to pay each of the original Sub-Advisers 1.00% for managing the Portfolio’s assets within its respective sleeve. It is possible that in the future, the Adviser will pay one or more Sub-Advisers an amount that is more or less than 1.00%. As a result, the Adviser has a potential conflict of interest since the less advisory fees it pays to the Sub-Advisers the more revenue it retains. Accordingly, the conditions of the exemptive relief, which the Adviser has requested from the SEC, attempt to address this potential conflict. For example, whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information disclosing the expected impact the Sub-Adviser’s hiring or termination on the Adviser’s profitability. In addition, on a quarterly basis, the Adviser will provide the Board with information regarding the impact of hiring or terminating any Sub-Adviser during the year on the Adviser’s profitability.

The Portfolio may invest in Class I shares of AllianceBernstein Select US Long/Short Portfolio, which has a management fee of 1.70% plus other non-management fee expenses of 0.25%. In this regard, the Adviser has indicated that it plans to voluntarily waive its fee from the Portfolio equal to the management fee charged to Select US Long/Short Portfolio proportional to the assets allocated to Select US Long/Short Portfolio. This fee arrangement has a conflict of interest since the Adviser will keep the resulting difference of 20 basis points from Portfolio’s management fee while being compensated 170 basis points from the Select US Long/Short Portfolio. In other words, with respect to assets

4	Since the Portfolio does not fall within any NYAG specific category, the Portfolio is considered, by default, in the Specialty category. The proposed advisory fee for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

5	The advisory fee schedule proposed for the Portfolio is identical to that proposed for AllianceBernstein Multi-Manager Alternative Strategies Fund (“Multi- Manager Alternative Strategies Fund”), which is managed similarly by the Adviser. Like the Portfolio, Multi-Manager Alternative Strategies Fund invests primarily in alternative investments in portfolio sleeves managed by various unaffiliated sub-advisers overseen by the Adviser. However, Multi-Manager Alternative Strategies Fund’s investment style differs from the Portfolio in terms of the number of primary strategies employed by the portfolio: Multi-Manager Alternative Strategies Fund’s primary strategies include Long/Short Equity in addition to Special Situations, Credit and Global Macro.

76	• AB LONG/SHORT MULTI-MANAGER FUND

invested in Select US Long/Short Portfolio, the Portfolio shareholders will pay the full advisory fee rate of 1.90% (all retained by the Adviser) even though the Adviser is not selecting and monitoring a third party Sub-Adviser.

One possible solution to avoid this conflict of interest is for the Adviser to be paid an advisory fee of 1.70% on the Portfolio’s assets invested in Select US Long/Short Portfolio, instead of the advisory fee rate of 1.90%.

Another conflict of interest is to the extent the Adviser allocates the Portfolio’s assets to itself (i.e. invest directly in long/short positions of equity securities) instead of a Sub-Adviser, it will allow the Adviser to retain the entire fee of 100 basis points that it would have paid to the Sub-Adviser, plus the 90 basis points the Adviser generally retains.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
Long/Short Multi-Manager Fund	Class A Class C Class R Class K Class I Advisor Class Z	2.24 2.99 2.49 2.24 1.99 1.99 1.99	% % % % % % %	2.62 3.39 3.08 2.77 2.44 2.37 2.34	% % % % % % %	May 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB LONG/SHORT MULTI-MANAGER FUND •	77

clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

The Investment Advisory Agreements for the Portfolio includes provisions permitting the Adviser to retain Sub-Advisers for the Portfolio and specifying that the Adviser has an obligation to oversee the services provided by any Sub-Adviser that is retained.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as either of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Lipper does not have a separate category for multi-manager long/short equity funds. Accordingly, the EG that Lipper created for the Portfolio includes long/short equity funds that are not multi-managed. To show the impact caused by this difference, the tables below also includes a contractual management fee and total expense ratio comparison between funds with multi-managers and funds with single-managers.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB LONG/SHORT MULTI-MANAGER FUND •	79

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
Long/Short Multi-Manager Fund (all funds)	1.900	1.591	10/15	4
only multi-manager funds	1.900	1.925	4/8	3
only singe-manager funds[13]	N/A	1.260	N/A	N/A

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile	Lipper EU Median (%)	Lipper EU Rank	Lipper EU Quintile
Long/Short Multi-Manager Fund (all funds)	2.240	1.996	11/15	4	1.890	19/27	4
only multi-manager funds	2.240	2.595	4/8	3
only singe-manager funds[1][3]	N/A	1.742	N/A	N/A

Based on this analysis, the Portfolio has a higher contractual management fee and total expense ratio than the respective overall EG medians; however, the Portfolio’s contractual management fee and total expense ratio are lower than the EG medians for multi-manager funds.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Since the Portfolio has multiple Sub-Advisers, the Portfolio is not compared to long/short equity funds that have only a single manager. Accordingly, “N/A” is listed under Contractual Management Fee, Lipper EG Rank and Lipper EG Quintile.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

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regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio’s Sub-Advisers may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively

AB LONG/SHORT MULTI-MANAGER FUND •	81

“SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio’s Sub-Advisers would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

82	• AB LONG/SHORT MULTI-MANAGER FUND

two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer proposed the Directors ask the Adviser to explain its reason for charging the same advisory fee rate to both the Portfolio and Multi-Manager Alternative Strategies Fund even though the Portfolio’s investment strategy only involves Long/Short, and does not involve other primary strategies (Special Situations, Credit and Global Macro) utilized by Multi-Manager Alternative Strategies Fund. In addition, the Directors should ask the Adviser to address how it plans to resolve the conflict of interest resulting from investments made by the Portfolio in Select US Long/Short Portfolio and from the allocation of assets to investing directly in long and short positions of equity securities, instead of using a Sub-Adviser.19 This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	Subsequent to the issuance of the Senior Officer’s evaluation, the Adviser revised its proposal to remove the possibility of the Portfolio investing in Select US Long/Short Portfolio.

AB LONG/SHORT MULTI-MANAGER FUND •	83

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

84	• AB LONG/SHORT MULTI-MANAGER FUND

AB Family of Funds

AB LONG/SHORT MULTI-MANAGER FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LSMM-0152-1115

NOV    11.30.15

SEMI-ANNUAL REPORT

AB MULTI-MANAGER

ALTERNATIVE STRATEGIES FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 16, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Multi-Manager Alternative Strategies Fund (the “Fund”) for the semi-annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Multi-Manager Alternative Strategies Fund to AB Multi-Manager Alternative Strategies Fund.

Investment Objectives and Policies

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

•	Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. A Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

•

Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers, other types of

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	1

corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

•

Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

•

Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative

2	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other strategies not described in this report, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate related assets strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser expects to allocate the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

The Fund’s principal investments may include: equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts; fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	3

US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness; mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced securities, and custodial receipts; currencies; and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the US dollar. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies), exchange-traded funds (“ETFs”), European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in

4	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 13 shows the Fund’s performance compared with its primary benchmark, the Bank of America (“BofA”) Merrill Lynch 3-Month US T-Bill Index, for the six-month and 12-month periods ended November 30, 2015. Also included in the table is the performance of the HFRX Global Hedge Fund Index.

For both periods, all share classes of the Fund generated negative absolute returns and underperformed the primary benchmark, but outperformed the HFRX Global Hedge Fund Index, before sales charges. As of November 30, 2015, the Fund was managed by 11 Sub-Advisers across the following three strategy allocations, in descending order of size: Long/Short Equity, Special Situations and Credit.

The Fund’s Long/Short Equity allocation contributed to performance in the six-month period. Three of the six Long/Short Equity Sub-Advisers made positive contributions to Fund performance. Not surprisingly, during a weak period for equities, the Fund’s short-only Sub-Advisers generated very strong performance. In particular, being short China and energy helped performance. On the negative side, during a period in which value equities experienced weakness, the Fund’s deep value-focused Sub-Advisers delivered negative returns.

The six-month period was a difficult one for Special Situations and Event Driven Sub-Advisers, as a number of high-profile mergers were derailed and several widely-owned, catalyst-driven names declined. Against this backdrop, all three of the Fund’s Sub-Advisers generated negative performance.

Within Credit, results for the two Sub-Advisers were negative, reflecting continued weakness in the high yield and distressed credit markets.

For the 12-month period, all six of the Fund’s Long/Short Equity Sub-Advisers made positive contributions to Fund performance. The strongest performers were the Fund’s short-only Sub-Adviser and one of its US large capitalization-focused Sub-Advisers.

Within Special Situations, two of three Sub-Advisers generated negative performance. The third Sub-Adviser, who had significantly reduced its market exposure, delivered a positive return.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	5

Within Credit, results were mixed for the Fund’s two Sub-Advisers, with one generating positive performance and the other negative.

The Fund utilized derivatives in the form of credit default swaps, total return swaps, purchased options and written options, for hedging and investment purposes. Forwards were used for hedging purposes. For both periods, forwards, credit default swaps, purchased options and written options had no material impact on absolute performance. Total return swaps had no material impact on performance for the six-month period, and added for the 12-month period.

Market Review and Investment Strategy

Macroeconomic and geopolitical concerns, particularly about the implications of potentially slower growth in China, weighed on investor sentiment in the 12-month period ended November 30, 2015. More recently, negative company-specific headlines caused segments of the market to trade down sharply. This negatively impacted performance for some Long/Short Equity, and Special Situations and Event Driven Sub-Advisers, Sub-Advisers including those to which the Fund had exposure. During this period there was a prolonged selloff in lower rated and less liquid credit, which made the environment difficult for credit strategies, including those of Sub-Advisers.

While some of the Fund’s Sub-Advisers were negatively impacted by the challenging environment at different points during the 12-month period, the emphasis on diversification among strategies and Sub-Advisers were beneficial and the Fund out-performed the HFRX Global Hedge Fund Index over both periods.

6	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA Merrill Lynch 3-Month US T-Bill Index and the HFRX Global Hedge Fund Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML US 3-Month T-Bill Index measures the performance of Treasury securities maturing in 90 days. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Fund, such as global macro, may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub- Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired. Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses. Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	9

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub- Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk: To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser.

(Disclosures, Risks and Note about Historical Performance continued on next page)

10	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Multi-Manager Alternative Strategies Fund
Class A	-3.10%	-1.19%

Class C	-3.51%	-1.98%

Advisor Class*	-3.09%	-0.99%

Class R*	-3.30%	-1.48%

Class K*	-3.20%	-1.28%

Class I*	-3.00%	-0.99%

Class Z*	-3.00%	-0.99%

Primary Benchmark: BofA Merrill Lynch 3-Month US T-Bill Index	0.01%	0.02%

HFRX Global Hedge Fund Index	-4.77%	-3.07%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	13

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.19%	-5.39%
Since Inception*	0.00%	-3.18%

Class C Shares
1 Year	-1.98%	-2.96%
Since Inception*	-0.75%	-0.75%

Advisor Class Shares†
1 Year	-0.99%	-0.99%
Since Inception*	0.22%	0.22%

Class R Shares†
1 Year	-1.48%	-1.48%
Since Inception*	-0.30%	-0.30%

Class K Shares†
1 Year	-1.28%	-1.28%
Since Inception*	-0.07%	-0.07%

Class I Shares†
1 Year	-0.99%	-0.99%
Since Inception*	0.22%	0.22%

Class Z Shares†
1 Year	-0.99%	-0.99%
Since Inception*	0.22%	0.22%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 4.44%, 5.37%, 3.76%, 3.78%, 3.49%, 3.26% and 3.25% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 7/31/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

(Historical Performance continued on next page)

14	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.14%
Since Inception*	-3.60%

Class C Shares
1 Year	-3.63%
Since Inception*	-1.33%

Advisor Class Shares†
1 Year	-1.67%
Since Inception*	-0.34%

Class R Shares†
1 Year	-2.26%
Since Inception*	-0.91%

Class K Shares†
1 Year	-1.97%
Since Inception*	-0.63%

Class I Shares†
1 Year	-1.77%
Since Inception*	-0.41%

Class Z Shares†
1 Year	-1.77%
Since Inception*	-0.41%

*	Inception date: 7/31/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 7-12.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	15

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$969.00	$14.57	2.96%
Hypothetical**	$1,000	$1,010.20	$14.88	2.96%
Class C
Actual	$1,000	$964.90	$18.18	3.70%
Hypothetical**	$1,000	$1,006.50	$18.56	3.70%
Advisor Class
Actual	$1,000	$969.10	$13.19	2.68%
Hypothetical**	$1,000	$1,011.60	$13.48	2.68%
Class R
Actual	$1,000	$967.00	$16.03	3.26%
Hypothetical**	$1,000	$1,008.65	$16.37	3.26%
Class K
Actual	$1,000	$968.00	$14.91	3.03%
Hypothetical**	$1,000	$1,009.85	$15.22	3.03%
Class I
Actual	$1,000	$970.00	$13.69	2.78%
Hypothetical**	$1,000	$1,011.10	$13.98	2.78%
Class Z
Actual	$1,000	$970.00	$13.69	2.78%
Hypothetical**	$1,000	$1,011.10	$13.98	2.78%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

16	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $378.5

SUB-ADVISER ALLOCATION*

%	Sub Adviser	Category

11.1%	Chilton Investment Company LLC	Long / Short Equity
10.1%	First Pacific Advisors LLC	Special Situations
9.6%	Sirios Capital Management LP	Long / Short Equity
9.2%	River Canyon Fund Management LLC	Special Situations
9.0%	Halcyon Liquid Strategies IC Mgt LP	Special Situations
8.9%	Passport Capital, LLC	Long / Short Equity
8.9%	Lyrical Asset Management LP	Long / Short Equity
8.8%	Impala Asset Management LLC	Long / Short Equity
8.8%	CQS US LLC	Credit
7.7%	Kynikos Associates LP	Long / Short Equity
6.3%	MPAM Credit Trading Partners LP	Credit
1.6%	Liquidity Sleeve Cash†	Cash

SECURITY TYPE BREAKDOWN*

	Long	Short

Bank Loans	0.1%	—%
Collateralized Mortgage Obligations	0.1	—
Common Stocks	55.5	-11.1
Convertible Bonds	0.7	—
Corporate Bonds	11.7	-0.4
Depository Receipts	0.7	-0.5
Government Issues	1.5	-1.2
Municipals	1.2	—
Mutual Funds	—	-12.0
Equity Linked Note	0.2	—
Options Purchased – Puts	0.1	—
Preferred Stocks	0.3	—
Real Estate Investment Trust Units	1.1	-0.1

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Cash maintained on portfolio level for investors’ transactions.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	17

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.5%
Consumer Discretionary – 14.7%
Auto Components – 0.7%
Goodyear Tire & Rubber Co. (The)	29,527	$1,029,902
Johnson Controls, Inc.(a)	27,680	1,273,280
Tenneco, Inc.(b)	6,487	349,519

		2,652,701

Automobiles – 0.5%
Daimler AG (REG)	4,238	378,300
General Motors Co.	844	30,553
Peugeot SA(b)	80,910	1,443,303

		1,852,156

Diversified Consumer Services – 0.1%
Service Corp. International/US	9,293	258,810
Sotheby’s(c)	3,230	91,441

		350,251

Hotels, Restaurants & Leisure – 3.8%
Buffalo Wild Wings, Inc.(a)(b)	10,713	1,716,651
Caesars Acquisition Co. – Class A(b)	3,712	29,325
Caesars Entertainment Corp.(b)(c)	11,707	99,158
Carnival Corp.	38,910	1,966,123
Chipotle Mexican Grill, Inc. – Class A(b)	732	424,231
ClubCorp Holdings, Inc.	4,911	88,152
Domino’s Pizza, Inc.	12,998	1,396,895
Genting Malaysia Bhd	133,500	137,922
Hilton Worldwide Holdings, Inc.	5,418	125,806
Las Vegas Sands Corp.	4,280	188,577
McDonald’s Corp.(a)	11,323	1,292,634
MGM Resorts International(b)	42,281	961,470
OPAP SA	454	3,065
Pinnacle Entertainment, Inc.(b)	2,999	98,337
Sonic Corp.(a)	60,906	1,769,928
Starbucks Corp.	40,752	2,501,765
Starwood Hotels & Resorts Worldwide, Inc.	19,480	1,399,443

		14,199,482

Household Durables – 0.7%
CalAtlantic Group, Inc.(b)	22,175	933,568
DR Horton, Inc.	5,479	177,026
Garmin Ltd.	846	32,021
Jarden Corp.(b)	13,510	630,647
Mohawk Industries, Inc.(b)	3,464	660,654
PulteGroup, Inc.	18,591	362,153

		2,796,069

Internet & Catalog Retail – 1.3%
Amazon.com, Inc.(b)	2,356	1,566,269
HomeAway, Inc.(b)	28,102	993,687
Liberty Interactive Corp. QVC Group – Class A(b)	46,592	1,233,756

18	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Wayfair, Inc. – Class A(b)(c)	31,980	$1,212,362

		5,006,074

Media – 3.4%
Cablevision Systems Corp. – Class A	41,092	1,253,306
Clear Channel Outdoor Holdings, Inc. – Class A(b)	458	2,404
Comcast Corp. – Class A	24,188	1,472,082
DISH Network Corp. – Class A(b)	25,344	1,589,322
Interpublic Group of Cos., Inc. (The)	18,700	430,100
JCDecaux SA	25,905	960,470
Liberty Global PLC – Class A(b)	13,541	574,274
Liberty Global PLC – Series C(a)(b)	21,904	898,064
Liberty Global PLC LiLAC – Class A(b)	2,049	76,940
Naspers Ltd. – Class N	7,985	1,188,847
Time Warner, Inc.	30,142	2,109,337
Walt Disney Co. (The)(a)	14,891	1,689,682
WPP PLC	23,020	532,008

		12,776,836

Multiline Retail – 0.4%
Dollar Tree, Inc.(a)(b)	18,548	1,399,632

Specialty Retail – 2.9%
Advance Auto Parts, Inc.(a)	3,396	552,631
AutoNation, Inc.(b)	18,275	1,168,138
AutoZone, Inc.(a)(b)	2,885	2,261,176
Home Depot, Inc. (The)(a)	26,718	3,577,006
Industria de Diseno Textil SA	16,307	585,688
Lowe’s Cos., Inc.	8,090	619,694
MarineMax, Inc.(b)	12,012	218,018
Monro Muffler Brake, Inc.	7,360	544,935
O’Reilly Automotive, Inc.(b)	3,898	1,028,565
Office Depot, Inc.(b)	45,945	302,778
Vitamin Shoppe, Inc.(b)	5,124	156,282

		11,014,911

Textiles, Apparel & Luxury Goods – 0.9%
Luxottica Group SpA	5,391	360,163
Moncler SpA	25,592	389,491
NIKE, Inc. – Class B(a)	19,610	2,594,011
Skechers U.S.A., Inc. – Class A(b)	6,287	189,867

		3,533,532

		55,581,644

Information Technology – 9.1%
Communications Equipment – 0.5%
ARRIS Group, Inc.(b)	15,726	480,744
Cisco Systems, Inc.	28,960	789,160
QUALCOMM, Inc.	5,420	264,442
Radware Ltd.(b)	7,940	130,533
Ruckus Wireless, Inc.(b)	16,198	185,467

		1,850,346

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.0%
CDW Corp./DE	2,204	$95,147
Corning, Inc.	66,030	1,236,742
TE Connectivity Ltd.(a)	33,921	2,275,760

		3,607,649

Internet Software & Services – 1.0%
Facebook, Inc. – Class A(a)(b)	15,475	1,613,114
Rackspace Hosting, Inc.(b)	2,759	78,962
Tencent Holdings Ltd.	57,790	1,151,401
Yahoo!, Inc.(b)	30,290	1,024,105

		3,867,582

IT Services – 1.3%
Amdocs Ltd.	18,612	1,052,881
Computer Sciences Corp.(a)	8,291	259,757
CSRA, Inc.	6,615	208,439
Euronet Worldwide, Inc.(b)	2,379	184,896
MasterCard, Inc. – Class A	10,845	1,061,942
Visa, Inc. – Class A(a)	13,457	1,063,238
Western Union Co. (The) – Class W	57,241	1,079,565

		4,910,718

Semiconductors & Semiconductor Equipment – 2.5%
Altera Corp.	19,728	1,041,638
Analog Devices, Inc.	7,350	452,980
Atmel Corp.	88,949	769,409
Avago Technologies Ltd.	18,336	2,391,931
Broadcom Corp. – Class A	28,254	1,543,516
KLA-Tencor Corp.	16,595	1,103,070
NXP Semiconductors NV(b)	2,172	202,995
OmniVision Technologies, Inc.(b)	11,743	342,896
PMC-Sierra, Inc.(b)	143,585	1,698,611

		9,547,046

Software – 1.9%
CDK Global, Inc.	2,711	128,528
Citrix Systems, Inc.(a)(b)	7,665	587,676
CommVault Systems, Inc.(b)	4,948	202,769
Intuit, Inc.	2,463	246,793
Microsoft Corp.(a)	45,181	2,455,587
Oracle Corp.	40,840	1,591,535
PTC, Inc.(b)	10,177	366,779
salesforce.com, Inc.(b)	1,592	126,866
Symantec Corp.(a)	71,842	1,406,666
Take-Two Interactive Software, Inc.(b)	5,564	196,799

		7,309,998

Technology Hardware, Storage & Peripherals – 0.9%
EMC Corp./MA	36,289	919,563

20	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Lexmark International, Inc. – Class A	6,640	$228,018
NCR Corp.(b)	17,756	481,365
Western Digital Corp.	26,922	1,680,202

		3,309,148

		34,402,487

Industrials – 6.8%
Aerospace & Defense – 2.2%
Airbus Group SE	6,473	467,269
Esterline Technologies Corp.(b)	5,510	523,891
Honeywell International, Inc.	4,893	508,627
Meggitt PLC	81,550	475,581
Northrop Grumman Corp.	970	180,769
Precision Castparts Corp.(a)	8,866	2,052,834
Raytheon Co.(a)	14,167	1,757,133
TransDigm Group, Inc.(a)(b)	6,607	1,550,200
United Technologies Corp.	10,390	997,959

		8,514,263

Air Freight & Logistics – 0.8%
FedEx Corp.	18,299	2,901,123

Airlines – 0.4%
Delta Air Lines, Inc.	21,225	986,113
Wizz Air Holdings PLC(b)(d)	13,948	370,577

		1,356,690

Construction & Engineering – 0.2%
AECOM(b)	10,837	344,942
Fluor Corp.	6,336	307,929

		652,871

Electrical Equipment – 0.4%
Eaton Corp. PLC	19,291	1,121,965
SolarCity Corp.(b)(c)	12,279	353,144

		1,475,109

Industrial Conglomerates – 0.8%
Danaher Corp.	11,370	1,095,954
General Electric Co.(a)	56,110	1,679,934
Jardine Matheson Holdings Ltd.	2,400	119,746
Jardine Strategic Holdings Ltd.	4,540	122,316

		3,017,950

Machinery – 0.0%
Joy Global, Inc.	5,120	78,592
Kennametal, Inc.	3,531	103,282

		181,874

Road & Rail – 1.1%
Avis Budget Group, Inc.(a)(b)	18,179	679,713
CSX Corp.	4,440	126,229
Hertz Global Holdings, Inc.(b)	46,376	735,524

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Norfolk Southern Corp.	5,663	$538,325
Old Dominion Freight Line, Inc.(a)(b)	8,082	514,904
Saia, Inc.(b)	4,575	112,133
Swift Transportation Co.(b)(c)	14,643	233,849
Union Pacific Corp.(a)	15,653	1,314,069

		4,254,746

Trading Companies & Distributors – 0.8%
AerCap Holdings NV(b)	22,704	1,031,670
Avolon Holdings Ltd.(b)	55,770	1,707,677
MRC Global, Inc.(b)	10,877	160,871

		2,900,218

Transportation Services – 0.1%
Europcar Groupe SA(b)(d)	33,051	414,717

		25,669,561

Health Care – 6.6%
Biotechnology – 0.5%
Celgene Corp.(b)	3,006	329,007
Gilead Sciences, Inc.(a)	8,063	854,355
Incyte Corp.(b)	2,812	321,243
Vertex Pharmaceuticals, Inc.(b)	1,127	145,789

		1,650,394

Health Care Equipment & Supplies – 1.0%
Becton Dickinson and Co.(a)	12,687	1,906,222
IDEXX Laboratories, Inc.(a)(b)	21,911	1,551,737
Medtronic PLC	4,132	311,305
TearLab Corp.(b)(c)	26,155	38,971

		3,808,235

Health Care Providers & Services – 2.6%
Aetna, Inc.	16,701	1,716,028
Anthem, Inc.(a)	11,667	1,521,143
Brookdale Senior Living, Inc.(b)	13,542	304,424
HCA Holdings, Inc.(a)(b)	5,567	378,890
Health Net, Inc./CA(b)	40,380	2,554,439
Humana, Inc.	10,975	1,851,044
UnitedHealth Group, Inc.	7,151	805,989
Universal Health Services, Inc. – Class B(a)	5,847	710,527

		9,842,484

Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc.	11,253	1,557,415

Pharmaceuticals – 2.1%
Allergan PLC(a)(b)	14,547	4,566,158
Bristol-Myers Squibb Co.(a)	15,326	1,026,995
Ipsen SA	11,316	726,266
Johnson & Johnson	5,224	528,878
Pfizer, Inc.(a)	15,373	503,773

22	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

ZS Pharma, Inc.(b)	7,745	$696,740

		8,048,810

		24,907,338

Financials – 5.6%
Banks – 1.5%
Bank of America Corp.	132,490	2,309,301
Bank of the Ozarks, Inc.	13,826	750,475
CIT Group, Inc.	9,660	414,994
Citigroup, Inc.	19,250	1,041,233
JPMorgan Chase & Co.	3,315	221,044
Sberbank of Russia PJSC (Preference Shares)	41,900	47,974
Signature Bank/New York NY(b)	4,608	728,755
Western Alliance Bancorp(b)	6,736	261,289

		5,775,065

Capital Markets – 0.8%
Ameriprise Financial, Inc.	10,841	1,224,491
Legg Mason, Inc.	2,500	110,950
LPL Financial Holdings, Inc.(c)	9,670	444,626
OM Asset Management PLC	9,809	159,004
SEI Investments Co.	21,346	1,161,009

		3,100,080

Consumer Finance – 0.2%
Ally Financial, Inc.(b)	20,147	402,134
American Express Co.	1,200	85,968
Navient Corp.	10,124	120,577
Santander Consumer USA Holdings, Inc.(b)	7,313	129,001

		737,680

Diversified Financial Services – 0.8%
Groupe Bruxelles Lambert SA	5,210	428,152
Intercontinental Exchange, Inc.(a)	1,765	458,618
Leucadia National Corp.	26,590	470,111
Moody’s Corp.	16,010	1,650,951

		3,007,832

Insurance – 2.0%
Aflac, Inc.	21,866	1,426,538
Alleghany Corp.(b)	607	309,181
Ambac Financial Group, Inc.(b)	3,768	63,604
American International Group, Inc.	15,860	1,008,379
AmTrust Financial Services, Inc.(c)	8,045	502,893
Aon PLC	13,190	1,249,621
Assurant, Inc.	7,637	653,116
Chubb Corp. (The)	10,440	1,362,733
Willis Group Holdings PLC	19,018	874,067

		7,450,132

Real Estate Management & Development – 0.3%
Realogy Holdings Corp.(b)	21,702	896,510

		20,967,299

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.3%
Chemicals – 3.7%
Airgas, Inc.	12,309	$1,701,104
Albemarle Corp.	1	54
Celanese Corp. – Series A	16,545	1,170,559
CF Industries Holdings, Inc.(a)	36,204	1,670,453
Cytec Industries, Inc.	32,470	2,431,029
LyondellBasell Industries NV – Class A	8,597	823,764
PPG Industries, Inc.	3,731	394,516
Sherwin-Williams Co. (The)(a)	10,967	3,027,659
WR Grace & Co.(a)(b)	28,454	2,794,752

		14,013,890

Construction Materials – 0.8%
Buzzi Unicem SpA(c)	40,389	724,935
Eagle Materials, Inc.	7,419	512,505
Martin Marietta Materials, Inc.	12,257	1,929,252

		3,166,692

Containers & Packaging – 0.3%
Berry Plastics Group, Inc.(b)	9,898	359,891
Owens-Illinois, Inc.(b)	35,071	676,520

		1,036,411

Metals & Mining – 0.4%
Alcoa, Inc.	82,290	770,235
Barrick Gold Corp.	18,519	135,930
Freeport-McMoRan, Inc.	7,480	61,186
Impala Platinum Holdings Ltd.(b)	56,327	123,346
Newmont Mining Corp.	17,313	318,732

		1,409,429

Paper & Forest Products – 0.1%
Canfor Corp.(b)	35,749	557,603

		20,184,025

Consumer Staples – 4.6%
Beverages – 1.3%
Brown-Forman Corp. – Class B(a)	9,095	932,601
Carlsberg A/S – Class B	4,183	354,724
Coca-Cola Co. (The)	19,889	847,669
Constellation Brands, Inc. – Class A	10,772	1,510,881
Davide Campari-Milano SpA	45,883	402,800
Heineken NV	3,881	344,094
Monster Beverage Corp.(b)	2,771	428,424
PepsiCo, Inc.	3,530	353,565

		5,174,758

Consumer Products – 0.8%
Alphabet, Inc. – Class A(a)(b)	3,445	2,628,018
Alphabet, Inc. – Class C(b)	413	306,694

		2,934,712

24	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.(a)	14,501	$2,340,751
CVS Health Corp.	10,232	962,729
Walgreens Boots Alliance, Inc.	2,790	234,444
Whole Foods Market, Inc.	11,343	330,648

		3,868,572

Food Products – 1.4%
Chocoladefabriken Lindt & Spruengli AG (REG)	28	2,022,293
JM Smucker Co. (The)	10,941	1,325,940
Kraft Heinz Co. (The)	14,078	1,037,408
Mondelez International, Inc. – Class A	18,247	796,664
Orkla ASA	19,580	158,814

		5,341,119

Household Products – 0.1%
Henkel AG & Co. KGaA	2,490	238,605

		17,557,766

Energy – 1.7%
Energy Equipment & Services – 0.3%
Baker Hughes, Inc.	4,502	243,423
Halliburton Co.	6,040	240,694
National Oilwell Varco, Inc.	16,242	606,477

		1,090,594

Oil, Gas & Consumable Fuels – 1.4%
Canadian Oil Sands Ltd.(c)	67,294	431,343
EOG Resources, Inc.	12,072	1,007,167
Marathon Petroleum Corp.	12,414	725,102
Occidental Petroleum Corp.	19,109	1,444,449
Phillips 66	4,232	387,355
Suncor Energy, Inc. (New York)(a)	32,426	894,957
Surgutneftegas OAO (Preference Shares)	79,000	50,552
Williams Cos., Inc. (The)	12,814	468,480

		5,409,405

		6,499,999

Utilities – 0.7%
Electric Utilities – 0.3%
NextEra Energy, Inc.	9,998	998,400

Independent Power and Renewable Electricity Producers – 0.0%
Vivint Solar, Inc.(b)	20,455	165,481

Multi-Utilities – 0.4%
Sempra Energy(a)	13,445	1,334,148

		2,498,029

Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.2%
Cellnex Telecom SAU(b)(d)	15,688	284,411

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	25

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Sunrise Communications Group AG(b)(d)		7,294	$432,467

			716,878

Wireless Telecommunication Services – 0.2%
T-Mobile US, Inc.(b)		25,618	909,439

			1,626,317

Total Common Stocks (cost $200,310,898)			209,894,465

		Principal Amount (000)
CORPORATE BONDS – 11.7%
Corporate – High Yield – 11.6%
Aerospace & Defense – 0.3%
Bombardier, Inc. 5.75%, 3/15/22(d)	U.S.$	100	75,250
7.50%, 3/15/25(d)		100	74,500
7.75%, 3/15/20(d)		101	89,322
DynCorp International, Inc. 10.375%, 7/01/17		1,100	869,000

			1,108,072

Automobiles – 0.1%
Navistar International Corp. 8.25%, 11/01/21(c)		300	213,750

Banks – 0.8%
Bank of Ireland 10.00%, 2/12/20	EUR	635	842,040
Barclays PLC 8.00%, 12/15/20(e)		370	427,866
Lloyds Banking Group PLC 7.875%, 6/27/29(d)(e)	GBP	200	322,597
Novo Banco SA 4.00%, 1/21/19(d)	EUR	1,400	1,349,003

			2,941,506

Capital Markets – 0.2%
Lehman Brothers Holdings, Inc. 1.00%, 12/30/16(b)	U.S.$	1,995	149,625
11.25%, 5/08/18(b)	GBP	4,150	531,276

			680,901

Chemicals – 0.4%
Hexion, Inc. 8.875%, 2/01/18	U.S.$	330	216,975
10.00%, 4/15/20(c)		276	221,490
Perstorp Holding AB 8.75%, 5/15/17(d)		400	402,000
9.00%, 5/15/17(d)	EUR	200	214,733

26	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PSPC Escrow II Corp. 10.375%, 5/01/21(d)	U.S.$	300	$306,000

			1,361,198

Consumer Cyclical Services – 0.0%
APX Group, Inc. 6.375%, 12/01/19		85	81,175

Consumer Product – 0.2%
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/23(d)		630	590,625

Financial Other – 0.0%
Walter Investment Management Corp. 7.875%, 12/15/21		100	79,000

Food & Beverage – 0.3%
Kraft Heinz Foods Co. 4.875%, 2/15/25(d)		810	863,181
Post Holdings, Inc. 7.75%, 3/15/24(d)		440	456,500

			1,319,681

Health Care – 0.7%
ConvaTec Finance International SA 8.25% (8.25% Cash or 9.00% PIK), 1/15/19(d)(f)		675	659,394
inVentiv Health, Inc. 10.00%, 8/15/18		949	915,785
10.00% (10.00% Cash or 12.00% PIK), 8/15/18(d)(f)		1,269	1,205,142

			2,780,321

Health Care Providers & Services – 0.1%
LifePoint Health, Inc. 5.875%, 12/01/23(g)		425	427,656

Home Construction – 0.0%
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(d)		180	185,850

Hotels Restaurants & Leisure – 1.6%
Caesars Entertainment Operating Co., Inc. 8.50%, 2/15/20(h)		20	15,900
9.00%, 2/15/20(h)		890	700,875
10.00%, 12/15/18(h)		1,000	324,914
11.25%, 6/01/17(h)		2,444	1,881,880
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		650	630,500
11.00%, 10/01/21		280	256,900

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	27

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CPUK Finance Ltd. 7.00%, 8/28/20(d)	GBP	510	$791,469
LTF Merger Sub, Inc. 8.50%, 6/15/23(d)	U.S.$	250	241,250
Punch Taverns Finance PLC 7.274%, 10/15/26(d)	GBP	205	336,538
7.32%, 10/15/25(d)		327	537,735
Scientific Games International, Inc. 7.00%, 1/01/22(d)	U.S.$	250	241,250

			5,959,211

Independent – 0.3%
California Resources Corp. 5.00%, 1/15/20(c)		18	11,475
5.50%, 9/15/21(c)		76	45,600
6.00%, 11/15/24(c)		18	10,800
CrownRock LP / CrownRock Finance, Inc. 7.125%, 4/15/21(d)		570	579,975
7.75%, 2/15/23(d)		100	101,750
Talisman Energy, Inc. 5.50%, 5/15/42		395	315,234

			1,064,834

Insurance – 0.4%
Ambac Assurance Corp. 5.10%, 6/07/20(d)		1,386	1,441,607

Media – 1.5%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(d)		70	64,663
iHeartCommunications, Inc. 9.00%, 3/01/21-9/15/22		1,350	922,728
10.625%, 3/15/23		242	169,400
11.25%, 3/01/21		730	509,175
Intelsat Jackson Holdings SA 6.625%, 12/15/22		1,000	605,000
Intelsat Luxembourg SA 6.75%, 6/01/18(c)		775	507,625
7.75%, 6/01/21		575	224,250
Neptune Finco Corp. 10.875%, 10/15/25(d)		750	789,375
Postmedia Network, Inc. 12.50%, 7/15/18		727	690,650
Radio One, Inc. 7.375%, 4/22/15(d)		400	370,000
7.375%, 4/15/22(d)		750	693,750

			5,546,616

28	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Metals & Mining – 0.9%
Alpha Natural Resources, Inc. 6.25%, 6/01/21(h)	U.S.$	1,100	$22,000
American Gilsonite Co. 11.50%, 9/01/17(d)		1,440	1,015,200
CONSOL Energy, Inc. 5.875%, 4/15/22		200	131,000
8.00%, 4/01/23(c)(d)		100	70,500
Consolidated Minerals Ltd. 8.00%, 5/15/20(d)		1,000	645,000
First Quantum Minerals Ltd. 7.25%, 5/15/22(d)		1,075	663,812
HudBay Minerals, Inc. 9.50%, 10/01/20		540	425,250
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		515	123,600
12.50%, 5/01/19		50	12,375
Westmoreland Coal Co. 8.75%, 1/01/22(d)		277	182,128
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/18(d)		400	316,000

			3,606,865

Midstream – 0.4%
DCP Midstream LLC 9.75%, 3/15/19(d)		424	452,401
NGPL PipeCo LLC 7.119%, 12/15/17(d)		200	176,500
9.625%, 6/01/19(d)		1,149	999,630

			1,628,531

Pharmaceuticals – 0.1%
Concordia Healthcare Corp. 9.50%, 10/21/22(d)		220	213,950
Valeant Pharmaceuticals International, Inc. 7.50%, 7/15/21(d)		150	141,762

			355,712

Real Estate Investment Trusts (REITS) – 0.3%
Annington Finance No 5 PLC 13.00%, 1/15/23(d)(f)	GBP	600	1,061,800

Retailers – 0.4%
Boardriders SA 8.875%, 12/15/17(d)	EUR	480	481,787
Claire’s Stores, Inc. 9.00%, 3/15/19(d)	U.S.$	180	135,900
Guitar Center, Inc. 6.50%, 4/15/19(d)		560	509,600

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	29

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

L Brands, Inc. 6.875%, 11/01/35(d)	U.S.$	250	$256,250

			1,383,537

Supermarkets – 0.3%
New Albertsons, Inc. 6.625%, 6/01/28		45	38,700
7.15%, 7/23/27(i)		30	24,825
7.45%, 8/01/29		420	395,850
8.00%, 5/01/31		860	834,200

			1,293,575

Technology – 0.7%
Aegis Merger Sub, Inc. 10.25%, 2/15/23(d)		1,095	1,089,525
Equinix, Inc. 5.875%, 1/15/26(g)		50	50,750
Interface Master Holdings, Inc. 12.50% (12.50% Cash or 14.50% PIK), 8/01/18(d)(f)		657	637,290
Riverbed Technology, Inc. 8.875%, 3/01/23(d)		45	42,806
Syniverse Holdings, Inc. 9.125%, 1/15/19		281	174,220
TES Finance PLC 6.75%, 7/15/20(d)	GBP	500	719,163

			2,713,754

Transportation Services – 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.125%, 11/15/21(d)	U.S.$	1,375	1,285,625

Wireless Telecommunication Services – 1.2%
Altice Luxembourg SA 7.625%, 2/15/25(d)		2,055	1,788,364
Numericable-SFR SAS 6.00%, 5/15/22(d)		565	557,937
6.25%, 5/15/24(d)		1,305	1,285,425
Sprint Capital Corp. 6.90%, 5/01/19		400	356,000
Sprint Communications, Inc. 8.375%, 8/15/17		580	578,550

			4,566,276

Wirelines – 0.1%
EarthLink Holdings Corp. 8.875%, 5/15/19		313	320,825

			43,998,503

30	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Corporate – Investment Grade – 0.1%
Hotels Restaurants & Leisure – 0.1%
Yum! Brands, Inc. 6.875%, 11/15/37	U.S.$	210	$189,201

Metals & Mining – 0.0%
Glencore Finance Canada Ltd. 4.25%, 10/25/22(d)		100	79,750
6.00%, 11/15/41(d)		100	73,000

			152,750

			341,951

Total Corporate Bonds (cost $49,375,903)			44,340,454

GOVERNMENT ISSUES – 1.5%
Government – 1.5%
U.S. Treasury Bill Zero Coupon, 12/10/15(a)		1,000	999,988
U.S. Treasury Notes 1.375%, 3/31/20		290	287,474
2.00%, 1/31/16(a)		2,000	2,005,468
2.125%, 2/29/16(a)		2,000	2,009,062
2.25%, 11/15/25		290	290,827

Total Government Issues (cost $5,597,288)			5,592,819

MUNICIPALS – 1.2%
Municipal – 1.2%
Local Authorities – 1.2%
Bethel Local School District Series B 4.00%, 11/01/51		95	95,694
California Statewide Communities Development Authority 3.00%, 8/15/29		20	19,668
3.25%, 8/15/32		45	43,919
City of Birmingham AL 3.50%, 3/01/35		105	104,559
City of Industry CA 5.125%, 1/01/51		65	65,171
City of Pasadena CA 3.50%, 2/01/32		45	45,492
City of Pompano Beach 3.50%, 9/01/35		65	58,205
Commonwealth of Puerto Rico 5.00%, 7/01/33-7/01/35(i)		205	128,125
5.125%, 7/01/31-7/01/37(i)		120	75,393
5.25%, 7/01/34(i)		5	3,175
5.75%, 7/01/41(i)		10	6,375
Series 2012A 5.00%, 7/01/41(i)		20	12,500

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	31

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Concord University 4.00%, 6/01/35	U.S.$	30	$30,463
County of Mecklenburg 3.00%, 4/01/32		25	25,141
Cumberland County Municipal Authority 4.00%, 1/01/33		255	249,734
Halifax Hospital Medical Center 4.00%, 6/01/38		5	5,000
Hartford County Metropolitan District 3.00%, 3/01/31		45	44,999
Illinois Finance Authority 4.125%, 5/01/45		185	185,496
Indiana Finance Authority 4.00%, 3/01/37		100	101,620
Liberty Center Local School District 4.125%, 11/01/51		115	116,594
Michigan Strategic Fund 4.00%, 10/15/47		40	40,553
Missouri Development Finance Board 4.00%, 3/01/40-3/01/45		370	365,161
New Jersey Turnpike Authority 3.375%, 1/01/31		85	84,056
Northwood Local School District 4.00%, 7/15/51		105	106,338
Ohio University 5.59%, 12/01/14		530	570,057
Pennsylvania Housing Finance Agency 4.75%, 10/01/50		55	55,992
Public Finance Authority 5.00%, 7/01/50		95	96,223
Puerto Rico Highways & Transportation Authority 5.55%, 7/01/18		30	25,954
Puerto Rico Public Buildings Authority 5.65%, 7/01/28(i)		515	310,288
5.70%, 7/01/28(i)		550	331,375
Puerto Rico Sales Tax Financing Corp 5.25%, 8/01/40(i)		150	92,640
Puerto Rico Sales Tax Financing Corp. 6.00%, 8/01/38(i)		25	14,188
6.05%, 8/01/36-8/01/39(i)		760	431,299
6.13%, 8/01/38(i)		5	2,838
Robinson Township Municipal Authority 3.60%, 5/15/37		195	193,555
Town of Shalimar FL 4.375%, 10/01/35		10	9,967
4.625%, 10/01/45		45	45,050
University of Nebraska 3.60%, 5/15/39		155	151,866

32	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Virginia Polytechnic Institute & State University 3.00%, 6/01/29	U.S.$	30	$29,802

Total Municipals (cost $4,444,698)			4,374,525

		Shares
REAL ESTATE INVESTMENT TRUST UNITS – 1.1%
Financials – 1.1%
Real Estate Investment Trusts (REITs) – 1.1%
BioMed Realty Trust, Inc.		72,797	1,708,546
Campus Crest Communities, Inc.		186,975	1,252,732
Campus Crest Communities, Inc.(e)		7,275	192,787
NorthStar Realty Europe Corp.(b)		8,050	92,012
NorthStar Realty Finance Corp.		24,151	435,684
Public Storage		1,536	368,732

Total Real Estate Investment Trust Units (cost $4,612,945)			4,050,493

DEPOSITORY RECEIPTS – 0.7%
Information Technology – 0.3%
Internet Software & Services – 0.3%
Youku Tudou, Inc. (ADR)(b)		38,171	1,025,655

Consumer Staples – 0.2%
Beverages – 0.1%
Anheuser-Busch InBev SA/NV (Sponsored ADR)		2,090	268,481

Food & Staples Retailing – 0.0%
Lenta Ltd. (GDR)(b)(d)		16,290	123,641

Food Products – 0.1%
Unilever NV		8,900	390,472

			782,594

Health Care – 0.1%
Pharmaceuticals – 0.1%
GlaxoSmithKline PLC (Sponsored ADR)		8,455	342,512

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Gazprom PAO (Sponsored ADR)		25,300	104,249
LUKOIL PJSC (Sponsored ADR)		2,800	107,184
Rosneft OAO (GDR)		11,800	47,436

			258,869

Financials – 0.0%
Banks – 0.0%
ICICI Bank Ltd. (Sponsored ADR)		8,325	69,181

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	33

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Sberbank of Russia PJSC (Sponsored ADR)		9,800	$65,758

			134,939

Telecommunication Services – 0.0%
Telecommunication Services – 0.0%
China Mobile Ltd. (Sponsored ADR)		2,780	159,767

Materials – 0.0%
Metals & Mining – 0.0%
MMC Norilsk Nickel PJSC (ADR)		8,710	117,149

Total Depository Receipts (cost $2,947,501)			2,821,485

		Principal Amount (000)
CONVERTIBLE BONDS – 0.7%
Convertible – 0.7%
CalAtlantic Group, Inc. 0.25%, 6/01/19(j)	U.S.$	750	689,062
Empire State Realty OP LP 2.625%, 8/15/19(d)(j)		400	423,250
Navistar International Corp. 4.50%, 10/15/18(j)		45	32,850
4.75%, 4/15/19(j)		66	47,891
SolarCity Corp. 1.625%, 11/01/19(a)(j)		1,545	1,039,012
SunEdison, Inc. 0.25%, 1/15/20(d)(j)		90	27,338
2.00%, 10/01/18(j)		85	35,913
2.375%, 4/15/22(a)(d)(j)		325	100,141
2.625%, 6/01/23(c)(d)(j)		275	78,375
3.375%, 6/01/25(a)(d)(j)		360	103,050
Walter Investment Management Corp. 4.50%, 11/01/19(j)		66	45,004

Total Convertible Bonds (cost $3,502,670)			2,621,886

		Shares
PREFERRED STOCKS – 0.3%
Health Care – 0.3%
Pharmaceuticals – 0.3%
Allergan PLC 5.50%(j)		900	942,588

Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
SunEdison, Inc. 6.75%(j)		379	89,270

34	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corp. 5.57%	689	$2,157
Federal Home Loan Mortgage Corp. 5.90%	1,178	3,805
Federal Home Loan Mortgage Corp. Series Z 8.375%(c)	1,775	7,703
Federal National Mortgage Association 4.50%	1,339	4,740
Federal National Mortgage Association Series S 8.25%	2,175	9,461

		27,866

Total Preferred Stocks (cost $1,319,946)		1,059,724

EQUITY LINKED NOTES – 0.2%
Financials – 0.2%
Banks – 0.2%
National Commercial Bank, HSBC Bank PLC, expiring 11/20/17(b) (cost $990,255)	56,253	801,858

	Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Alibaba Group Holding Ltd. Expiration: Dec 2015, Exercise Price: $ 77.50(b)(k)	27	1,652
Alibaba Group Holding Ltd. Expiration: Jan 2016, Exercise Price: $ 80.00(b)(k)	25	6,678
athenahealth, Inc. Expiration: Dec 2015, Exercise Price: $ 160.00(b)(k)	11	4,448
athenahealth, Inc. Expiration: Jan 2016, Exercise Price: $ 160.00(b)(k)	6	4,218
BofI Holding, Inc. Expiration: Dec 2015, Exercise Price: $ 20.00(b)(k)	74	11,988
Cablevision Systems Corp. Expiration: Dec 2015, Exercise Price: $ 25.00(b)(k)	40	252
Carrizo Oil & Gas, Inc. Expiration: Dec 2015, Exercise Price: $ 35.00(b)(k)	64	2,880

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	35

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Cheniere Energy, Inc. Expiration: Dec 2015, Exercise Price: $ 47.50(b)(k)	60	$12,612
Cheniere Energy, Inc. Expiration: Dec 2015, Exercise Price: $ 50.00(b)(k)	24	8,467
Cheniere Energy, Inc. Expiration: Jan 2016, Exercise Price: $ 47.00(b)(k)	34	10,703
Continental Resources, Inc./OK Expiration: Dec 2015, Exercise Price: $ 32.00(b)(k)	139	6,603
Credit Acceptance Corp. Expiration: Dec 2015, Exercise Price: $ 160.00(b)(k)	20	2,388
Credit Acceptance Corp. Expiration: Jan 2016, Exercise Price: $ 200.00(b)(k)	2	3,147
DeVry, Inc. Expiration: Dec 2015, Exercise Price: $ 22.50(b)(k)	74	2,412
Five Below, Inc. Expiration: Dec 2015, Exercise Price: $ 28.00(b)(k)	71	11,701
Franklin Resources, Inc. Expiration: Dec 2015, Exercise Price: $ 40.00(b)(k)	68	1,476
GlenCore PLC Expiration: Dec 2015, Exercise Price: GBP 0.90(b)(l)	129,007	8,160
Gogo, Inc. Expiration: Dec 2015, Exercise Price: $ 15.00(b)(k)	46	800
Gogo, Inc. Expiration: Dec 2015, Exercise Price: $ 16.00(b)(k)	99	3,297
Gogo, Inc. Expiration: Dec 2015, Exercise Price: $ 18.00(b)(k)	33	3,386
GrubHub, Inc. Expiration: Dec 2015, Exercise Price: $ 22.50(b)(k)	66	1,115
Hewlett-Packard Co. Expiration: Jan 2016, Exercise Price: $ 13.00(b)(k)	110	9,097
Horizon Pharma PLC Expiration: Dec 2015, Exercise Price: $ 18.00(b)(k)	32	1,526

36	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Horizon Pharma PLC Expiration: Dec 2015, Exercise Price: $ 21.00(b)(k)	46	$6,012
Keurig Green Mountain, Inc. Expiration: Dec 2015, Exercise Price: $ 50.00(b)(k)	37	4,843
Keurig Green Mountain, Inc. Expiration: Jan 2016, Exercise Price: $ 50.00(b)(k)	39	11,318
Keurig Green Mountain, Inc. Expiration: Jan 2016, Exercise Price: $ 52.50(b)(k)	24	9,610
Lenovo Group Ltd. Expiration: Jan 2016, Exercise Price: HKD 8.50(b)(l)	117,300	9,595
Mallinckrodt PLC Expiration: Dec 2015, Exercise Price: $ 55.00(b)(k)	15	836
Mallinckrodt PLC Expiration: Dec 2015, Exercise Price: $ 65.00(b)(k)	18	4,559
Mobileye NV Expiration: Jan 2016, Exercise Price: $ 44.00(b)(k)	41	12,616
Oasis Petroleum, Inc. Expiration: Dec 2015, Exercise Price: $ 11.00(b)(k)	149	9,268
Outerwall, Inc. Expiration: Dec 2015, Exercise Price: $ 65.00(b)(k)	14	5,540
Range Resources Corp. Expiration: Dec 2015, Exercise Price: $ 30.00(b)(k)	23	5,702
Range Resources Corp. Expiration: Jan 2016, Exercise Price: $ 27.50(b)(k)	66	14,487
Restoration Hardware Holdings, Inc. Expiration: Jan 2016, Exercise Price: $ 90.00(b)(k)	20	10,889
Royal Dutch Shell PLC Expiration: Dec 2015, Exercise Price: $ 50.00(b)(k)	56	7,487
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 24.00(b)(k)	66	8,851
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 26.00(b)(k)	87	16,887

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	37

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 28.00(b)(k)	34	$9,316
SolarCity Corp. Expiration: Jan 2016, Exercise Price: $ 30.00(b)(k)	26	9,803
Sotheby’s Expiration: Dec 2015, Exercise Price: $ 29.00(b)(k)	56	7,034
Southwestern Energy Co. Expiration: Dec 2015, Exercise Price: $ 10.00(b)(k)	99	13,088
Tesla Motors, Inc. Expiration: Dec 2015, Exercise Price: $ 210.00(b)(k)	13	2,301
Tesla Motors, Inc. Expiration: Dec 2015, Exercise Price: $ 230.00(b)(k)	9	6,806
Tesla Motors, Inc. Expiration: Jan 2016, Exercise Price: $ 225.00(b)(k)	8	8,475
Valeant Pharmaceuticals International, Inc. Expiration: Dec 2015, Exercise Price: $ 80.00(b)(k)	21	4,465
Valeant Pharmaceuticals International, Inc. Expiration: Dec 2015, Exercise Price: $ 85.00(b)(k)	17	6,178
Valeant Pharmaceuticals International, Inc. Expiration: Dec 2015, Exercise Price: $ 90.00(b)(k)	21	12,163
Vipshop Holdings Ltd. Expiration: Dec 2015, Exercise Price: $ 13.00(b)(k)	132	1,214
Whiting Petroleum Corp. Expiration: Dec 2015, Exercise Price: $ 16.00(b)(k)	68	6,848
Wynn Resorts Ltd. Expiration: Dec 2015, Exercise Price: $ 60.00(b)(k)	24	4,102
Wynn Resorts Ltd. Expiration: Dec 2015, Exercise Price: $ 65.00(b)(k)	35	14,591
Zillow Group, Inc. Expiration: Dec 2015, Exercise Price: $ 22.50(b)(k)	39	1,065
Zillow Group, Inc. Expiration: Dec 2015, Exercise Price: $ 24.00(b)(k)	27	1,871

38	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

Zillow Group, Inc. Expiration: Dec 2015, Exercise Price: $ 25.00(b)(k)		150	$17,429

Total Options Purchased – Puts (premiums paid $662,610)			384,255

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Securitized – 0.1%
Thrifts & Mortgage Finance – 0.1%
Sunset Mortgage Loan Co. LLC Series 2014-NPL1, Class A 3.228%, 8/16/44(d)	U.S.$	227	227,039
Series 2015-NPL1, Class A 4.459%, 9/16/45(d)		105	104,853

Total Collateralized Mortgage Obligations (cost $332,618)			331,892

BANK LOANS – 0.1%
Consumer Discretionary – 0.1%
Retailers – 0.1%
Toys R Us Delaware, Inc. 1.00%, 4/24/20 (cost $294,570)		329	250,636

		Shares
WARRANTS – 0.0%
Financials – 0.0%
Banks – 0.0%
JPMorgan Chase & Co., expiring 10/28/18(b) (cost $92,333)		5,490	135,329

COMMON STOCK UNITS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
Rescap Liquidating Trust (cost $156,270)		15,081	132,713

		Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Altera Corp. Expiration: Mar 2016, Exercise Price: $ 50.00(b)(k)		23	8,625

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	39

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

HCA Holdings, Inc. Expiration: Dec 2015, Exercise Price: $ 90.00(b)(k)	88	$660
HCA Holdings, Inc. Expiration: Dec 2015, Exercise Price: $ 95.00(b)(k)	101	2,272
ZS Pharma, Inc. Expiration: Dec 2015, Exercise Price: $ 90.00(b)(k)	68	2,380

Total Options Purchased – Calls (premiums paid $47,801)		13,937

	Shares
SHORT-TERM INVESTMENTS – 20.0%
Investment Companies – 20.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.16%(m)(n)	72,342,387	72,342,387
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.00%(n)	3,322,615	3,322,615

Total Short-Term Investments (cost $75,665,002)		75,665,002

Total Investments Before Security Lending Collateral for Securities Loaned – 93.2% (cost $350,353,308)		352,471,473

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Exchange Reserves – Class I, 0.15% (cost $4,413,167)	4,413,167	4,413,167

Total Investments Before Securities Sold Short – 94.4% (cost $354,766,475)		356,884,640

SECURITIES SOLD SHORT – (25.3)%
MUTUAL FUNDS – (12.0)%
Index – (12.0)%
Index – (12.0)%
Consumer Discretionary Select Sector SPDR Fund	(20,797)	(1,679,982)
Consumer Staples Select Sector SPDR Fund	(7,194)	(355,527)
Energy Select Sector SPDR Fund	(10,172)	(691,899)
Financial Select Sector SPDR Fund	(74,104)	(1,819,994)
Health Care Select Sector SPDR Fund	(21,723)	(1,544,722)
Industrial Select Sector SPDR Fund	(51,588)	(2,823,928)

40	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

iShares MSCI Brazil Capped ETF	(23,656)	$(532,733)
iShares MSCI Emerging Markets ETF	(29,043)	(987,172)
Materials Select Sector SPDR Fund	(18,522)	(847,012)
SPDR S&P 500 ETF Trust	(146,656)	(30,605,641)
SPDR S&P Biotech ETF	(4,163)	(300,943)
SPDR S&P Regional Banking ETF	(13,599)	(620,794)
Technology Select Sector SPDR Fund	(43,068)	(1,893,269)
Utilities Select Sector SPDR Fund	(14,204)	(608,215)

Total Mutual Funds (proceeds $43,544,921)		(45,311,831)

COMMON STOCKS – (11.1)%
Consumer Discretionary – (2.7)%
Auto Components – (0.1)%
Autoliv, Inc.	(3,228)	(406,179)

Automobiles – (0.3)%
General Motors Co.	(15,270)	(552,774)
Tesla Motors, Inc.(b)	(2,366)	(544,795)

		(1,097,569)

Distributors – 0.0%
LKQ Corp.(b)	(4,032)	(118,904)

Diversified Consumer Services – (0.1)%
DeVry Education Group, Inc.	(5,824)	(138,320)
Grand Canyon Education, Inc.(b)	(2,699)	(106,934)
LifeLock, Inc.(b)	(9,532)	(137,642)
Sotheby’s	(2,267)	(64,179)

		(447,075)

Hotels, Restaurants & Leisure – (0.3)%
Diamond Resorts International, Inc.(b)	(8,142)	(228,872)
Domino’s Pizza, Inc.	(90)	(9,672)
Hyatt Hotels Corp. – Class A(b)	(2,461)	(121,303)
Interval Leisure Group, Inc.	(4,121)	(64,370)
Marriott International, Inc./MD – Class A	(8,851)	(627,624)
Restaurant Brands International, Inc.	(3,717)	(136,005)
Starbucks Corp.	(500)	(30,695)
Texas Roadhouse, Inc.	(414)	(14,490)

		(1,233,031)

Household Durables – 0.0%
GoPro, Inc. – Class A(b)	(4,245)	(86,598)

Internet & Catalog Retail – (0.3)%
Expedia, Inc.	(5,804)	(714,530)
Netflix, Inc.(b)	(776)	(95,704)
Zalando SE(b)(d)	(2,647)	(89,660)

		(899,894)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – (0.1)%
BRP, Inc./CA(b)	(6,194)	$(101,343)
Polaris Industries, Inc.	(2,290)	(241,435)

		(342,778)

Media – (0.1)%
Altice NV – Class A(b)	(9,931)	(152,142)
Live Nation Entertainment, Inc.(b)	(3,479)	(88,332)
World Wrestling Entertainment, Inc. – Class A	(12,738)	(216,419)

		(456,893)

Multiline Retail – (0.7)%
Canadian Tire Corp. Ltd. – Class A	(16,513)	(1,547,124)
Dollar General Corp.	(8,114)	(530,737)
Target Corp.	(6,548)	(474,730)

		(2,552,591)

Specialty Retail – (0.3)%
CarMax, Inc.(b)	(3,189)	(182,730)
Five Below, Inc.(b)	(4,175)	(116,942)
Guess?, Inc.	(4,802)	(94,551)
Hennes & Mauritz AB – Class B	(4,737)	(175,417)
L Brands, Inc.	(286)	(27,287)
Restoration Hardware Holdings, Inc.(b)	(1,764)	(158,531)
RONA, Inc.	(8,968)	(89,515)
Ross Stores, Inc.	(381)	(19,816)
Staples, Inc.	(9,975)	(120,398)
TJX Cos., Inc.	(525)	(37,065)

		(1,022,252)

Textiles, Apparel & Luxury Goods – (0.4)%
adidas AG	(2,854)	(275,656)
lululemon Athletica, Inc.(b)	(5,037)	(240,869)
Luxottica Group SpA	(3,121)	(208,509)
Pandora A/S	(1,461)	(172,920)
Steven Madden Ltd.(b)	(3,425)	(109,258)
Swatch Group AG (The)	(1,705)	(597,830)

		(1,605,042)

		(10,268,806)

Information Technology – (2.1)%
Internet Software & Services – (0.6)%
CoStar Group, Inc.(b)	(805)	(168,438)
Gogo, Inc.(b)	(2,500)	(44,875)
GrubHub, Inc.(b)	(9,257)	(237,349)
Tencent Holdings Ltd.	(61,100)	(1,217,349)
Yahoo Japan Corp.	(33,458)	(137,881)
Yelp, Inc.(b)	(4,335)	(130,614)
Zillow Group, Inc. – Class C(b)	(12,167)	(299,917)

		(2,236,423)

42	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – (0.3)%
Alliance Data Systems Corp.(b)	(519)	$(148,875)
International Business Machines Corp.	(4,176)	(582,218)
Western Union Co. (The)	(9,365)	(176,624)
Wirecard AG	(4,739)	(231,958)

		(1,139,675)

Semiconductors & Semiconductor Equipment – (0.8)%
Applied Materials, Inc.	(4,688)	(87,994)
Avago Technologies Ltd.	(5,442)	(709,909)
Dialog Semiconductor PLC(b)	(7,176)	(267,283)
Intel Corp.	(4,624)	(160,776)
Lam Research Corp.	(8,300)	(649,060)
Micron Technology, Inc.(b)	(30,518)	(486,152)
Microsemi Corp.(b)	(11,070)	(398,631)
Qorvo, Inc.(b)	(2,495)	(144,885)
SunEdison, Inc.(b)	(24,174)	(77,115)

		(2,981,805)

Software – (0.3)%
Mobileye NV(b)	(11,426)	(498,174)
Oracle Corp.	(4,653)	(181,327)
Red Hat, Inc.(b)	(4,259)	(346,725)
salesforce.com, Inc.(b)	(1,920)	(153,005)
SAP SE	(1,333)	(105,266)

		(1,284,497)

Technology Hardware, Storage & Peripherals – (0.1)%
HP, Inc.	(13,703)	(171,836)
Logitech International SA	(11,127)	(167,019)

		(338,855)

		(7,981,255)

Industrials – (1.7)%
Aerospace & Defense – (0.2)%
Boeing Co. (The)	(4,700)	(683,615)

Air Freight & Logistics – 0.0%
United Parcel Service, Inc. – Class B	(955)	(98,375)

Airlines – (0.3)%
American Airlines Group, Inc.	(3,754)	(154,890)
Deutsche Lufthansa AG(b)	(40,878)	(585,099)
Hawaiian Holdings, Inc.(b)	(3,319)	(120,148)
Japan Airlines Co., Ltd.	(9,772)	(333,904)

		(1,194,041)

Commercial Services & Supplies – 0.0%
Pitney Bowes, Inc.	(800)	(17,280)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.0%
Fluor Corp.	(1,563)	$(75,962)

Electrical Equipment – (0.1)%
Sensata Technologies Holding NV(b)	(2,364)	(108,295)
SolarCity Corp.(b)	(11,633)	(334,565)

		(442,860)

Machinery – (0.7)%
Caterpillar, Inc.	(18,553)	(1,347,876)
Cummins, Inc.	(7,424)	(745,147)
Deere & Co.	(1,011)	(80,445)
MAN SE	(1,195)	(118,483)
PACCAR, Inc.	(4,574)	(237,665)
WABCO Holdings, Inc.(b)	(1,528)	(164,229)

		(2,693,845)

Marine – (0.1)%
AP Moeller – Maersk A/S – Class B	(146)	(222,232)

Trading Companies & Distributors – (0.3)%
Fastenal Co.	(12,990)	(527,134)
Noble Group Ltd.	(790,400)	(237,606)
United Rentals, Inc.(b)	(1,816)	(142,865)
WW Grainger, Inc.	(200)	(40,108)

		(947,713)

		(6,375,923)

Energy – (1.3)%
Energy Equipment & Services – (0.1)%
National Oilwell Varco, Inc.	(12,547)	(468,505)

Oil, Gas & Consumable Fuels – (1.2)%
Apache Corp.	(2,994)	(147,245)
Cabot Oil & Gas Corp.	(6,196)	(116,671)
Canadian Natural Resources Ltd.	(6,309)	(152,678)
Carrizo Oil & Gas, Inc.(b)	(4,363)	(176,178)
Cheniere Energy, Inc.(b)	(4,616)	(219,491)
Chevron Corp.	(7,156)	(653,485)
Concho Resources, Inc.(b)	(1,543)	(168,866)
Continental Resources, Inc./OK(b)	(7,511)	(272,649)
Devon Energy Corp.	(3,243)	(149,210)
EOG Resources, Inc.	(2,283)	(190,471)
EQT Corp.	(1,683)	(96,301)
Exxon Mobil Corp.	(2,236)	(182,592)
Hess Corp.	(1,957)	(115,463)
Oasis Petroleum, Inc.(b)	(21,177)	(243,324)
ONEOK, Inc.	(5,600)	(165,088)
Pioneer Natural Resources Co.	(1,244)	(180,069)
Polski Koncern Naftowy Orlen SA	(18,378)	(308,688)

44	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Range Resources Corp.	(6,000)	$(171,480)
Southwestern Energy Co.(b)	(16,485)	(148,530)
Suncor Energy, Inc.	(16,824)	(464,866)
Ultra Petroleum Corp.(b)	(27,104)	(108,687)
Whiting Petroleum Corp.(b)	(11,271)	(186,084)

		(4,618,116)

		(5,086,621)

Health Care – (1.2)%
Health Care Equipment & Supplies – (0.3)%
Intuitive Surgical, Inc.(b)	(1,374)	(714,507)
Varian Medical Systems, Inc.(b)	(4,406)	(355,917)
Zeltiq Aesthetics, Inc.(b)	(6,201)	(188,387)

		(1,258,811)

Health Care Providers & Services – (0.7)%
Aetna, Inc.	(9,191)	(944,375)
Centene Corp.(b)	(25,113)	(1,450,276)
Express Scripts Holding Co.(b)	(919)	(78,556)

		(2,473,207)

Health Care Technology – 0.0%
athenahealth, Inc.(b)	(591)	(99,140)

Pharmaceuticals – (0.2)%
Endo Health Solutions, Inc.(b)	(3,026)	(186,039)
Horizon Pharma PLC(b)	(5,927)	(127,608)
Mallinckrodt PLC(b)	(1,991)	(135,209)
Valeant Pharmaceuticals International, Inc.(b)	(1,764)	(158,689)

		(607,545)

		(4,438,703)

Financials – (0.7)%
Banks – (0.1)%
Canadian Imperial Bank of Commerce/Canada	(7,131)	(535,473)

Capital Markets – (0.2)%
Affiliated Managers Group, Inc.(b)	(1,186)	(210,195)
Franklin Resources, Inc.	(4,894)	(205,157)
Goldman Sachs Group, Inc. (The)	(1,871)	(355,527)

		(770,879)

Consumer Finance – (0.1)%
Credit Acceptance Corp.(b)	(853)	(170,958)
Santander Consumer USA Holdings, Inc.(b)	(6,619)	(116,759)

		(287,717)

Insurance – (0.3)%
ACE Ltd.	(6,284)	(721,717)
CNP Assurances	(21,651)	(301,365)

		(1,023,082)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
BofI Holding, Inc.(b)	(7,192)	$(144,056)

		(2,761,207)

Materials – (0.7)%
Chemicals – (0.5)%
LyondellBasell Industries NV – Class A	(7,800)	(747,396)
Mosaic Co. (The)	(14,956)	(473,208)
Potash Corp. of Saskatchewan, Inc.	(15,820)	(319,880)
Wacker Chemie AG	(2,205)	(197,838)

		(1,738,322)

Metals & Mining – (0.2)%
First Quantum Minerals Ltd.	(51,563)	(187,649)
GlenCore PLC(b)	(365,522)	(532,197)
Grupo Mexico SAB de CV – Series B	(46,437)	(101,371)
ThyssenKrupp AG	(4,490)	(95,377)

		(916,594)

		(2,654,916)

Consumer Staples – (0.6)%
Beverages – (0.1)%
Coca-Cola Co. (The)	(3,762)	(160,336)
Monster Beverage Corp.(b)	(1,114)	(172,236)

		(332,572)

Food & Staples Retailing – (0.2)%
Kroger Co. (The)	(799)	(30,090)
United Natural Foods, Inc.(b)	(2,335)	(102,530)
Wal-Mart Stores, Inc.	(4,832)	(284,315)
Whole Foods Market, Inc.	(3,269)	(95,292)
Woolworths Ltd.	(19,577)	(333,993)

		(846,220)

Food Products – (0.2)%
Archer-Daniels-Midland Co.	(3,194)	(116,549)
Bunge Ltd.	(1,989)	(132,487)
Chocoladefabriken Lindt & Spruengli AG	(15)	(90,470)
Hormel Foods Corp.	(564)	(42,255)
JM Smucker Co. (The)	(1,740)	(210,871)
Keurig Green Mountain, Inc.	(2,329)	(122,040)

		(714,672)

Household Products – 0.1%
Kimberly-Clark Corp.	(1,607)	(191,474)

		(2,084,938)

Telecommunication Services – (0.1)%
Diversified Telecommunication Services – (0.1)%
AT&T, Inc.	(5,592)	(188,283)

Total Common Stocks (proceeds $45,094,891)		(41,840,652)

46	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company			Principal Amount (000)	U.S. $ Value

GOVERNMENT ISSUES – (1.2)%
Government – (1.2)%
U.S. Treasury Bonds 2.875%, 8/15/45		U.S.$	(2,245)	$(2,190,016)
U.S. Treasury Notes 1.625%, 8/31/19-6/30/20			(1,420)	(1,426,388)
2.00%, 2/15/25			(755)	(741,404)

Total Government Issues (proceeds $4,319,722)				(4,357,808)

			Shares
DEPOSITORY RECEIPTS – (0.5)%
Consumer Discretionary – (0.3)%
Internet & Catalog Retail – (0.3)%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)			(12,303)	(1,034,436)
Vipshop Holdings Ltd. (ADR)(b)			(5,532)	(91,444)

				(1,125,880)

Energy – (0.1)%
Oil, Gas & Consumable Fuels – (0.1)%
Royal Dutch Shell PLC (Sponsored ADR) – Class A			(8,949)	(445,302)

Financials – (0.1)%
Banks – (0.1)%
Banco Bradesco SA (ADR)			(42,888)	(229,880)
Siam Commercial Bank PCL (The) (NVDR)			(56,000)	(205,609)

				(435,489)

Total Depository Receipts (proceeds $2,026,458)				(2,006,671)

			Principal Amount (000)
CORPORATE BONDS – (0.4)%
Corporate – Investment Grade – (0.2)%
Chemicals – (0.1)%
LyondellBasell Industries NV 5.75%, 4/15/24	U.S.$		(400)	(449,350)

Oil Field Services – (0.1)%
Ensco PLC 4.50%, 10/01/24			(240)	(187,461)
5.20%, 3/15/25			(240)	(197,741)

				(385,202)

				(834,552)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	47

Consolidated Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Corporate – High Yield – (0.2)%
Chemicals – (0.1)%
Huntsman International LLC 4.875%, 11/15/20	U.S.$	(212)	$(199,280)

Electric – 0.0%
AES Corp./VA 7.375%, 7/01/21		(30)	(30,900)
8.00%, 6/01/20		(20)	(22,150)

			(53,050)

Technology – (0.1)%
EMC Corp./MA 3.375%, 6/01/23		(400)	(342,513)

			(594,843)

Total Corporate Bonds (proceeds $1,527,876)			(1,429,395)

		Shares
REAL ESTATE INVESTMENT TRUST UNITS – (0.1)%
Financials – (0.1)%
Real Estate Investment Trusts (REITs) – (0.1)%
Care Capital Properties, Inc.		(25)	(791)
Host Hotels & Resorts, Inc.		(7,290)	(121,014)
Iron Mountain, Inc.		(10,996)	(305,469)
Pennsylvania Real Estate Investment Trust		(1,200)	(25,872)
Ventas, Inc.		(100)	(5,333)

Total Real Estate Investment Trust Units (proceeds $495,416)			(458,479)

Total Securities Sold Short (proceeds $97,009,284)			(95,404,836)

Total Investments, Net of Securities Sold Short – 69.1% (cost $257,757,191)			261,479,804
Other assets less liabilities – 30.9%			117,019,020

Net Assets – 100.0%			$378,498,824

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	EUR	767	USD	815	12/28/15	$3,626
Credit Suisse International	GBP	402	USD	608	12/29/15	2,574

48	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND
Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC	EUR	2,031	USD	2,285	12/18/15	$138,461
Credit Suisse Securities (USA) LLC	GBP	703	USD	1,077	12/18/15	17,774
Credit Suisse Securities (USA) LLC	GBP	6	USD	9	12/18/15	(19)
Credit Suisse Securities (USA) LLC	USD	1,950	EUR	1,746	12/18/15	(104,921)
Credit Suisse Securities (USA) LLC	USD	1,655	GBP	1,082	12/18/15	(25,081)
Credit Suisse Securities (USA) LLC	CAD	7	USD	5	1/22/16	15
Credit Suisse Securities (USA) LLC	USD	3	CAD	4	1/22/16	4
Credit Suisse Securities (USA) LLC	USD	36	CAD	48	1/22/16	(115)
Morgan Stanley Co., Inc.	CHF	446	USD	458	12/18/15	24,386
Morgan Stanley Co., Inc.	EUR	2,039	USD	2,269	12/18/15	113,551
Morgan Stanley Co., Inc.	USD	663	EUR	588	12/18/15	(41,036)
Morgan Stanley Co., Inc.	CAD	208	USD	156	12/22/15	556
Morgan Stanley Co., Inc.	EUR	5,120	USD	5,666	12/22/15	253,621
Morgan Stanley Co., Inc.	EUR	59	USD	62	12/22/15	(39)
Morgan Stanley Co., Inc.	GBP	233	USD	359	12/22/15	8,232
Morgan Stanley Co., Inc.	GBP	166	USD	250	12/22/15	(308)
Morgan Stanley Co., Inc.	USD	78	CAD	104	12/22/15	18
Morgan Stanley Co., Inc.	USD	1,276	CAD	1,680	12/22/15	(17,759)
Morgan Stanley Co., Inc.	USD	1,887	EUR	1,741	12/22/15	(45,920)
Morgan Stanley Co., Inc.	USD	226	GBP	149	12/22/15	(1,910)
Morgan Stanley Co., Inc.	USD	238	JPY	29,303	12/22/15	291
Morgan Stanley Co., Inc.	USD	113	JPY	13,791	12/22/15	(594)
Morgan Stanley Co., Inc.	USD	184	SEK	1,549	12/22/15	(6,359)
Morgan Stanley Co., Inc.	USD	96	ZAR	1,351	12/22/15	(2,564)
Morgan Stanley Co., Inc.	ZAR	3,110	USD	229	12/22/15	14,569
State Street Bank & Trust Co.	EUR	350	USD	387	12/02/15	17,658
State Street Bank & Trust Co.	CHF	1,991	USD	2,056	12/16/15	119,615
State Street Bank & Trust Co.	EUR	995	USD	1,130	12/16/15	77,772
State Street Bank & Trust Co.	GBP	83	USD	129	12/16/15	2,983
State Street Bank & Trust Co.	USD	59	EUR	52	12/16/15	(4,171)
State Street Bank & Trust Co.	USD	128	GBP	84	12/16/15	(2,580)
State Street Bank & Trust Co.	EUR	200	USD	214	12/21/15	2,176
State Street Bank & Trust Co.	GBP	700	USD	1,068	12/23/15	13,677
State Street Bank & Trust Co.	EUR	2,700	USD	2,869	1/08/16	12,702
State Street Bank & Trust Co.	GBP	1,800	USD	2,714	1/08/16	2,434

						$573,319

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Co., Inc./(CME):
CDX-NAIG Series 25, 5 Year, 12/20/20*	1.00%	0.84%	$2,860	$(27,263)	$(5,708)

*	Termination Date

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	49

Consolidated Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Rallye SA, 7.625%, 11/04/16, 3/20/20*	5.00%	7.20%	EUR	500	$35,864	$(58,494)	$94,358
Credit Suisse International:
ArcelorMittal, 6.125%, 6/01/18, 12/20/20*	1.00	6.59		500	119,683	108,939	10,744
Credit Suisse Securities (USA) LLC:
Rallye SA, 7.625%, 11/04/16, 3/20/20*	5.00	7.20		300	21,431	(34,632)	56,063
Sherwin-Williams Co., (The), 7.375%, 2/01/27, 3/20/20*	1.00	0.20		$2,000	(71,286)	(66,153)	(5,133)
Goldman Sachs International:
Anglo American Capital PLC, 4.450%, 9/27/20, 9/20/20*	1.00	6.73	EUR	400	93,325	47,670	45,655
Clariant AG, 3.125%, 6/09/17, 12/20/20*	1.00	0.75		400	(6,108)	(2,321)	(3,787)
United Rentals North America, Inc., 6.125%, 6/15/23, 12/20/20*	5.00	2.67		$1,300	(152,836)	(132,818)	(20,018)
Morgan Stanley Co., Inc.:
ArcelorMittal, 6.125%, 6/01/18, 9/20/20*	1.00	6.45	EUR	1,000	225,397	96,246	129,151
Beazer Homes USA, Inc., 9.125%, 5/15/19, 12/20/20*	5.00	6.68		$400	24,211	24,316	(105)
Beazer Homes USA, Inc., 9.125%, 5/15/19, 12/20/20*	5.00	6.69		150	9,092	9,119	(27)
Cardinal Health, Inc., 1.90%, 6/15/17, 3/20/20*	1.00	0.13		2,000	(77,636)	(65,289)	(12,347)
Care UK Health & Social Care PLC, 8.079%, 1/15/20, 12/20/20*	5.00	7.04	EUR	500	39,229	48,548	(9,319)

50	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Dean Foods Co., 6.500%, 3/15/23, 12/20/20*	5.00%	1.94%	$700	$(108,133)	$(94,201)	$(13,932)
Devon Energy Corp., 7.950%, 4/15/32, 12/20/20*	1.00	2.09	400	19,691	13,527	6,164
MDC Holdings, Inc., 5.625%, 2/01/20, 12/20/20*	1.00	2.28	1,400	81,022	64,297	16,725
Newmont Mining Corp., 5.875%, 4/01/35, 12/20/20*	1.00	2.82	1,250	102,076	44,634	57,442
Staples, Inc., 2.750%, 1/12/18, 12/20/20*	1.00	1.90	1,400	56,940	52,653	4,287
Staples, Inc., 2.750%, 1/12/18, 12/20/20*	1.00	1.90	1,200	48,806	56,890	(8,084)
Sale Contracts
Citibank, NA:
Yum! Brands, Inc., 6.250%, 3/15/18, 12/20/21*	1.00	2.60	25	(2,114)	(3,483)	1,369
Yum! Brands, Inc., 6.250%, 3/15/18, 12/20/21*	1.00	2.60	25	(2,114)	(3,362)	1,248
Yum! Brands, Inc., 6.250%, 3/15/18, 12/20/21*	1.00	2.60	15	(1,268)	(1,631)	363
Goldman Sachs International:
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/19*	5.00	19.99	195	(73,586)	(5,520)	(68,066)
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/20*	5.00	19.55	1,000	(410,436)	(327,869)	(82,567)
K Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 6/23/20*	5.00	19.70	1,129	(444,956)	(93,896)	(351,060)
Toys R Us, Inc., 7.375%, 10/15/18, 12/20/17*	5.00	20.42	736	(177,822)	(103,374)	(74,448)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	51

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC:
Yum! Brands, Inc., 6.250%, 3/15/18, 12/20/21*	1.00%	2.60%	$25	$(2,114)	$(2,605)	$491
Morgan Stanley Co., Inc.:
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/21/15*	5.00	31.07	1,339	(7,343)	(195)	(7,148)
SUPERVALU, Inc., 6.750%, 6/01/21, 6/22/20*	5.00	4.77	415	7,745	35,234	(27,489)

				$(653,240)	$(393,770)	$(259,470)

*	Termination Date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse International:
Apollo Global Management LLC	26,792	BBA 1 Month LIBOR Plus 0.75%	USD	196	5/14/16	$(150,371)
Comcast Corp. – Class A	18,035	BBA 1 Month LIBOR Plus 0.30%		1,067	11/23/16	30,719
Ryanair Holdings PLC	11,871	EURIBOR 1 Month Plus 0.30%	EUR	137	5/31/16	32,771
Goldman Sachs & Co.:
BG Group PLC	141,596	BBA 1 Month LIBOR Plus 0.30%	USD	2,162	1/1/50	33,428
Fortress Investment Group LLC	24,808	BBA 1 Month LIBOR Plus 0.70%		597	5/14/16	(60,884)
Och-Ziff Capital Management	10,843	BBA 1 Month LIBOR Plus 0.65%		140	5/16/16	(73,130)
Morgan Stanley Co., Inc.:
Alaska Air Group, Inc.	11,538	FedFundEffective Plus 0.35%		853	7/24/17	69,343
Brunswick Corp.	9,408	FedFundEffective Plus 0.35%		471	7/24/17	25,590

52	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Constellation Brands, Inc.	9,454	FedFundEffective Plus 0.50%	USD	1,215	7/24/17	$113,732
Costco Wholesale Corp.	7,593	FedFundEffective Plus 0.35%		1,155	7/24/17	70,326
Kroger Co. (The)	42,164	FedFundEffective Plus 0.35%		1,575	7/24/17	16,133
Louisiana-Pacific Corp.	26,425	FedFundEffective Plus 0.50%		443	7/24/17	42,808
Marriott International, Inc.	7,816	BBA 1 Month LIBOR Plus 0.50%		555	5/22/17	2,747
NVR, Inc.	986	BBA 1 Month LIBOR Plus 0.50%		1,354	5/22/17	304,763
Rexam PLC	171,917	BBA 1 Month LIBOR Plus 0.35%	GBP	946	1/1/50	75,248
Ryanair Holdings PLC	36,436	EURIBOR 1 Month Plus 0.50%	EUR	462	4/10/17	73,275
SABMiller PLC	20,592	BBA 1 Month LIBOR Plus 0.35%	GBP	827	1/1/50	2,881
Telecity Group PLC	104,520	BBA 1 Month LIBOR Plus 0.35%		1,258	1/1/50	27,701
United Continental Holdings, Inc.	15,824	FedFundEffective Plus 0.50%	USD	914	7/24/17	(32,546)
Wizz Air Holdings PLC	4,227	BBA 1 Month LIBOR Plus 0.50%	GBP	78	1/16/17	(5,067)
Wizz Air Holdings PLC	7,447	BBA 1 Month LIBOR Plus 0.50%		125	3/3/17	9,795
Wyndham Worldwide Corp.	7,596	BBA 1 Month LIBOR Plus 0.50%	USD	659	5/22/17	(78,847)
Xchanging PLC	133,825	BBA 1 Month LIBOR Plus 0.35%	GBP	242	1/1/50	(25)

Pay Total Return on Reference Obligation
Goldman Sachs & Co.:
iBoxx $ Liquid High Yield Index	386	BBA 3 month LIBOR Minus 0.31%	USD	86	12/20/15	1,867
Royal Dutch Shell PLC	63,065	BBA 1 Month LIBOR Minus 0.40%		1,573	1/1/50	(14,913)
Morgan Stanley Capital Services LLC:
Repsol SA	329,013	FedFundEffective Minus 0.50%		329	9/20/17	(234)
Repsol SA	25,660	FedFundEffective Minus 0.50%		329	9/20/17	(5,499)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	53

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Co., Inc.:
Agile Property Holdings Ltd.	86,300	HK Overnight Index Swap Ref Rate Minus 1.50%	HKD	449	8/1/16	$11,621
Agile Property Holdings Ltd.	10,800	HK Overnight Index Swap Ref Rate Minus 2.00%		53	8/1/16	989
Agile Property Holdings Ltd.	3,500	HK Overnight Index Swap Ref Rate Minus 0.40%		17	8/1/16	315
Air China Ltd.	415,148	HONIX Minus 0.50%		2,714	7/24/17	16,128
Airbus Group SE	5,752	EONIA Minus 0.40%	EUR	323	8/21/17	(74,136)
Antofagasta PLC	4,000	SONIA Overnight Deposit Rate Minus 0.30%	GBP	32	8/1/16	18,267
Antofagasta PLC	14,590	SONIA Overnight Deposit Rate Minus 0.30%		93	8/1/16	28,168
ASOS PLC	2,599	SONIA Overnight Deposit Rate Minus 0.30%		71	8/1/16	(24,518)
Asustek Computer, Inc.	31,730	FedFundEffective Minus 0.51%	USD	306	8/1/16	43,361
Ball Corp.	7,857	BBA 1 Month LIBOR Minus 0.30%		521	1/1/50	(25,692)
Banco do Brasil SA	38,974	FedFundEffective Minus 1.80%		185	8/1/16	21,954
Bank of East Asia	27,925	HKAB 1 Month HIBOR Fixing Minus 0.40%	HKD	866	8/1/16	12,025
Bank of East Asia	2,700	HK Overnight Index Swap Ref Rate Minus 0.50%		79	8/1/16	555
Bank of East Asia	2,200	HK Overnight Index Swap Ref Rate Minus 0.40%		64	8/1/16	452
Bank of East Asia	1,000	HK Overnight Index Swap Ref Rate Minus 0.40%		29	8/1/16	214
BYD Co., Ltd.	30,120	HK Overnight Index Swap Ref Rate Minus 1.74%		1,378	8/1/16	15,262
Canon, Inc.	9,390	MUTSCALM Minus 0.40%	JPY	35,685	8/1/16	6,126
China Cinda Asset Management Co., Ltd.	191,500	HK Overnight Index Swap Ref Rate Minus 0.40%-1.25%	HKD	874	8/1/16	41,903

54	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China CITIC Bank Corp., Ltd.	212,100	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,050	8/1/16	$1,649
China CITIC Bank Corp., Ltd.	25,000	HK Overnight Index Swap Ref Rate Minus 0.40%		178	8/1/16	7,244
China CITIC Bank Corp., Ltd.	19,000	HK Overnight Index Swap Ref Rate Minus 0.40%		114	8/1/16	2,668
China CITIC Bank Corp., Ltd.	16,000	HK Overnight Index Swap Ref Rate Minus 0.40%		82	8/1/16	510
China Communications Construction Co., Ltd.	127,600	HK Overnight Index Swap Ref Rate Minus 0.45%		1,456	8/1/16	40,680
China Cosco Holdings	29,900	HK Overnight Index Swap Ref Rate Minus 7.25%		149	8/1/16	176
China Merchants Bank Co., Ltd.	78,800	HK Overnight Index Swap Ref Rate Minus 0.40%		1,702	8/1/16	34,398
China Everbright Bank Co.	398,800	HK Overnight Index Swap Ref Rate Minus 0.40%		1,692	8/1/16	38,219
China Merchants Bank Co., Ltd.	47,200	HK Overnight Index Swap Ref Rate Minus 0.40%		864	8/1/16	497
China Minsheng Banking Corp., Ltd.	66,000	HK Overnight Index Swap Ref Rate Minus 0.40%		679	8/1/16	24,005
China Minsheng Banking Corp., Ltd.	75,800	HK Overnight Index Swap Ref Rate Minus 0.40%		610	8/1/16	5,716
China Minsheng Banking Corp., Ltd.	12,000	HK Overnight Index Swap Ref Rate Minus 0.40%		113	8/1/16	3,059
China Pacific Insurance (Group) Co., Ltd.	20,600	HK Overnight Index Swap Ref Rate Minus 0.40%		707	8/1/16	6,328
China Pacific Insurance (Group) Co., Ltd.	1,400	HK Overnight Index Swap Ref Rate Minus 0.40%		42	8/1/16	(377)
China Shipping Container	284,500	HK Overnight Index Swap Ref Rate Minus 1.50%		839	8/1/16	(5,950)
China Southern Airlines Co., Ltd.	236,777	HONIX Minus 0.50%		1,390	7/10/17	6,110

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	55

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
CITIC Securities Co., Ltd.	65,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,328	8/1/16	$22,113
Country Garden Holdings Co., Ltd.	104,400	HK Overnight Index Swap Ref Rate Minus 0.40%		404	8/1/16	12,958
Country Garden Holdings Co., Ltd.	104,000	HK Overnight Index Swap Ref Rate Minus 0.40%		400	8/1/16	12,475
Equinix, Inc.	3,512	BBA 1 Month LIBOR Minus 0.30%	USD	1,037	1/1/50	(3,898)
Evergrande Real Estate Group Ltd.	1,600	HK Overnight Index Swap Ref Rate Minus 8.51%	HKD	5	8/1/16	(585)
Evergrande Real Estate Group Ltd.	39,000	HK Overnight Index Swap Ref Rate Minus 8.51%		140	8/1/16	(12,776)
Evergrande Real Estate Group Ltd.	186,100	HK Overnight Index Swap Ref Rate Minus 8.51%		1,182	8/1/16	5,512
Fast Retailing Co., Ltd.	420	MUTSCALM Minus 0.40%	JPY	22,303	8/1/16	11,161
FirstRand Bank Ltd.	54,953	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	2,869	8/1/16	19,839
Fosun International Ltd.	116,800	HK Overnight Index Swap Ref Minus 1.73%	HKD	1,687	8/1/16	8,670
Glencore PLC	20,000	SONIA Overnight Deposit Rate Minus 0.30%	GBP	72	8/1/16	79,045
Glencore PLC	17,824	SONIA Overnight Deposit Rate Minus 0.30%		66	8/1/16	73,027
Glencore PLC	6,500	SONIA Overnight Deposit Rate Minus 0.30%		21	8/1/16	21,704
Glencore PLC	1,060	SONIA Overnight Deposit Rate Minus 0.30%		3	8/1/16	3,484
Glencore PLC	600	SONIA Overnight Deposit Rate Minus 0.30%		2	8/1/16	1,753
Glencore PLC	476	SONIA Overnight Deposit Rate Minus 0.30%		1	8/1/16	1,021
Hyundai Heavy Industries Co., Ltd.	1,208	FedFundEffective Minus 0.40%	USD	110	8/1/16	15,480

56	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Hyundai Heavy Industries Co., Ltd.	300	FedFundEffective Minus 0.40%	USD	43	8/1/16	$19,586
iBoxx $ Liquid High Yield Index	7,605	BBA 3 Month LIBOR Minus 0.35%		1,749	12/20/15	37,969
ICAP PLC	7,572	SONIA Overnight Deposit Rate Minus 0.30%	GBP	45	8/1/16	10,431
ICAP PLC	1,420	SONIA Overnight Deposit Rate Minus 0.30%		8	8/1/16	762
ICAP PLC	11,200	SONIA Overnight Deposit Rate Minus 0.30%		39	8/1/16	(27,401)
Imerys SA	1,873	EONIA Minus 0.35%	EUR	126	8/1/16	6,661
INPEX Corp.	26,150	MUTSCALM Minus 0.40%	JPY	34,633	8/1/16	20,207
J Sainsbury PLC	50,818	SONIA Overnight Deposit Rate Minus 0.30%	GBP	116	8/1/16	(22,919)
JFE Holdings, Inc.	10,990	MUTSCALM Minus 0.40%	JPY	19,300	8/1/16	(18,164)
Just Eat PLC	19,188	SONIA Overnight Deposit Rate Minus 0.30%	GBP	80	8/1/16	(6,486)
Kering	1,087	EONIA Minus 0.35%	EUR	174	8/1/16	(3,717)
Kroton Educational SA	36,789	FedFundEffective Minus 1.00%	USD	94	8/1/16	7,210
Lenovo Group Ltd.	51,670	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	602	8/1/16	22,664
Lenovo Group Ltd.	8,300	HK Overnight Index Swap Ref Rate Minus 0.40%		100	8/1/16	4,059
Lenovo Group Ltd.	8,100	HK Overnight Index Swap Ref Rate Minus 0.50%		97	8/1/16	3,908
Lenovo Group Ltd.	161,000	HK Overnight Index Swap Ref Rate Minus 0.40%		1,247	8/1/16	(10,150)
Li & Fung Ltd.	180,100	HK Overnight Index Swap Ref Rate Minus 0.40%		1,167	8/1/16	25,920
Li & Fung Ltd.	52,000	HK Overnight Index Swap Ref Rate Minus 0.40%		544	8/1/16	34,236
Malayan Banking Bhd	44,943	FedFundEffective Minus 4.00%	USD	86	8/1/16	(3,493)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	57

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
MITSUI & Co., Ltd.	8,550	MUTSCALM Minus 0.40%	JPY	14,058	8/1/16	$6,653
MITSUI & Co., Ltd.	3,200	MUTSCALM Minus 0.40%		5,283	8/1/16	2,837
MITSUI & Co., Ltd.	1,300	MUTSCALM Minus 0.40%		2,245	8/1/16	1,957
Mitsui O.S.K Lines Ltd.	94,100	MUTSCALM Minus 0.40%		28,239	8/1/16	(15,986)
MTN Group Ltd.	12,556	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	2,558	8/1/16	51,325
MTN Group Ltd.	4,300	South Africa Benchmark Overnight Rate Minus 0.95%		955	8/1/16	23,041
MTN Group Ltd.	1,400	South Africa Benchmark Overnight Rate Minus 0.95%		342	8/1/16	9,649
MTN Group Ltd.	840	South Africa Benchmark Overnight Rate Minus 0.95%		179	8/1/16	3,982
Nintendo Co., Ltd.	758	MUTSCALM Minus 0.40%	JPY	14,547	8/1/16	1,631
Ocado Group PLC	22,394	SONIA Overnight Deposit Rate Minus 0.30%	GBP	84	8/1/16	1,698
Ocado Group PLC	3,130	SONIA Overnight Deposit Rate Minus 0.75%		12	8/1/16	1,304
Ocado Group PLC	800	SONIA Overnight Deposit Rate Minus 0.30%		3	8/1/16	736
Ocado Group PLC	700	SONIA Overnight Deposit Rate Minus 6.25%		3	8/1/16	444
Ocado Group PLC	200	SONIA Overnight Deposit Rate Minus 0.30%		1	8/1/16	133
Old Mutual PLC	60,680	SONIA Overnight Deposit Rate Minus 0.30%		117	8/1/16	(14,817)
Ping An Insurance (Group) Co. of China Ltd.	17,000	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	683	8/1/16	(5,232)
Sasol Ltd.	4,949	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	2,033	8/1/16	2,979

58	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Shoprite Holdings Ltd.	15,200	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	2,047	8/1/16	$(7,539)
Standard Bank Group Ltd.	14,443	South Africa Benchmark Overnight Rate Minus 0.95%		2,129	8/1/16	17,745
Standard Bank Group Ltd.	4,900	South Africa Benchmark Overnight Rate Minus 0.95%		723	8/1/16	6,066
Standard Bank Group Ltd.	950	South Africa Benchmark Overnight Rate minus 0.95%		155	8/1/16	2,209
Standard Chartered PLC	24,301	SONIA Overnight Deposit Rate Minus 0.30%	GBP	175	8/1/16	60,526
Steinhoff International Holdings Ltd.	19,977	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	1,639	8/1/16	(3,556)
Woodside Petroleum Ltd.	11,854	RBA Daily Cash Rate Target Minus 0.40%	AUD	413	8/1/16	41,105
Woodside Petroleum Ltd.	2,800	RBA Daily Cash Rate Target Minus 0.40%		118	8/1/16	24,340
Woodside Petroleum Ltd.	425	RBA Daily Cash Rate Target Minus 0.40%		17	8/1/16	3,266
Woodside Petroleum Ltd.	200	RBA Daily Cash Rate Target Minus 0.40%		9	8/1/16	1,992
Woolworth Holdings Ltd.	15,809	South Africa Benchmark Overnight Rate Minus 0.95%	ZAR	1,644	8/1/16	2,231
Zhuzhou CSR Times Electric Co., LTd.	32,600	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,819	8/1/16	19,240
Zoomlion Heavy Industry Science & Technology Co., Ltd.	94,700	HK Overnight Index Swap Ref Rate Minus 3.21%		561	8/1/16	35,667
Zoomlion Heavy Industry Science & Technology Co., Ltd.	79,000	HK Overnight Index Swap Ref Rate Minus 3.21%		383	8/1/16	18,849

						$1,436,278

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	59

Consolidated Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate market value of these securities amounted to $30,464,763 or 7.8% of net assets.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2015.

(g)	When-Issued or delayed delivery security.

(h)	Security is in default and is non-income producing.

(i)	Illiquid security.

(j)	Convertible security.

(k)	One contract relates to 100 shares.

(l)	One contract relates to 1 share.

(m)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

CME – Chicago Mercantile Exchange

EONIA – Euro OverNight Index Average

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

GDR – Global Depositary Receipt

HIBOR – Hong Kong Interbank Offer Rate

HKAB – Hong Kong Association of Banks

HONIX – Hong Kong Overnight Index Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

60	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

RBA – Reserve Bank of Australia

REG – Registered Shares

REIT – Real Estate Investment Trust

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	61

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $278,010,921)	$280,129,086	(a)
Affiliated issuers (cost $76,755,554—including investment of cash collateral for securities loaned of $4,413,167)	76,755,554
Cash	6,008,961
Cash collateral due from broker	7,624,379
Foreign currencies, at value (cost $5,022,394)	4,802,183	(b)
Deposit at broker for securities sold short	97,557,147
Receivable for investment securities sold and foreign currency transactions	8,907,760
Unrealized appreciation on total return swaps	2,145,186
Interest and dividends receivable	1,514,788
Unrealized appreciation on forward currency exchange contracts	826,695
Upfront premium paid on credit default swaps	602,073
Unrealized appreciation on credit default swaps	424,060
Receivable for variation margin on exchange-traded derivatives	347,871
Receivable for capital stock sold	347,071
Receivable for terminated total return swaps	115,723
Receivable for terminated credit default swaps	7,116

Total assets	488,115,653

Liabilities
Payable for securities sold short, at value (proceeds received $97,009,284)	95,404,836
Payable for investment securities purchased and foreign currency transactions	6,055,607
Payable for collateral received on securities loaned	4,410,493
Upfront premium received on credit default swaps	995,843
Unrealized depreciation on total return swaps	708,908
Unrealized depreciation on credit default swaps	683,530
Advisory fee payable	443,212
Unrealized depreciation on forward currency exchange contracts	253,376
Payable for terminated total return swaps	159,040
Dividend expense payable	100,058
Payable for capital stock redeemed	75,218
Interest expense payable	46,911
Transfer Agent fee payable	23,313
Collateral due to Securities Lending Agent	2,674
Distribution fee payable	886
Accrued expenses	252,924

Total liabilities	109,616,829

Net Assets	$378,498,824

Composition of Net Assets
Capital stock, at par	$3,775
Additional paid-in capital	377,376,169
Accumulated net investment loss	(1,152,341)
Accumulated net realized loss on investment and foreign currency transactions	(2,967,044)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,238,265

	$378,498,824

See notes to consolidated financial statements.

62	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,366,902	236,693	$10.00	*

C	$549,607	55,503	$9.90

Advisor	$11,513,682	1,147,547	$10.03

R	$9,963	1,000	$9.96

K	$76,743	7,679	$9.99

I	$10,029	1,000	$10.03

Z	$363,971,898	36,301,744	$10.03

(a)	Includes securities on loan with a value of $4,190,309 (see Note E).

(b)	Includes $3,247,524 on deposit with the broker for securities sold short.

*	The maximum offering price per share for Class A shares was $10.44 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	63

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended November 30, 2015 (unaudited)

Investment Income
Interest	$2,479,208
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,347)	1,613,832
Affiliated issuers	37,290
Securities lending income	66,865
Other income	52,062	$4,249,257

Expenses
Advisory fee (see Note B)	3,650,981
Distribution fee—Class A	2,008
Distribution fee—Class C	1,579
Distribution fee—Class R	25
Distribution fee—Class K	96
Transfer agency—Class A	762
Transfer agency—Class C	154
Transfer agency—Advisor Class	2,946
Transfer agency—Class R	3
Transfer agency—Class K	21
Transfer agency—Class I	1
Transfer agency—Class Z	43,481
Custodian	647,532
Audit and tax	75,167
Amortization of offering expenses	70,566
Printing	39,710
Registration fees	38,175
Legal	11,864
Directors’ fees	9,584
Miscellaneous	19,857

Total operating expenses (see Note B)	4,614,512
Interest expense	285,210
Dividend expense on securities sold short	1,026,038
Broker fee on securities sold short	203,994

Total expenses	6,129,754
Less: expenses waived and reimbursed by the Adviser (see Note B)	(786,882)

Net expenses		5,342,872

Net investment loss		(1,093,615)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(7,217,665)
Securities sold short		4,886,430
Options written		13,159
Swaps		879,829
Foreign currency transactions		(5,462)
Net change in unrealized appreciation/depreciation of:
Investments		(14,374,100)
Securities sold short		2,887,029
Options written		(5,983)
Swaps		1,308,004
Foreign currency denominated assets and liabilities		534,168

Net loss on investment and foreign currency transactions		(11,094,591)

Net Decrease in Net Assets from Operations		$(12,188,206)

See notes to consolidated financial statements.

64	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (unaudited)	July 31, 2014(a) to May 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,093,615)	$(2,204,555)
Net realized gain (loss) on investment transactions and foreign currency transactions	(1,443,709)	368,654
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,650,882)	14,889,147

Net increase (decrease) in net assets from operations	(12,188,206)	13,053,246
Capital Stock Transactions
Net increase (decrease)	(6,362,844)	383,996,628

Total increase (decrease)	(18,551,050)	397,049,874
Net Assets
Beginning of period	397,049,874	– 0	–

End of period (including accumulated net investment loss of ($1,152,341) and ($58,726), respectively)	$378,498,824	$397,049,874

(a)	Commencement of operations.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	65

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Fund, AB International Strategic Core Portfolio and AB Emerging Markets Core Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Multi-Manager Alternative Strategies Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Multi-Manager Alternative Strategies Fund. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of

66	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 6, 2014. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2015, net assets of the Fund were $378,498,824, of which $5,189,109, or 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB Multi-Manager Alternative Strategies Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are currently not being offered. As of November 30, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Chilton Investment Company, LLC, Impala Asset Management LLC, Kynikos Associates LP, Lyrical Asset Management LP, Passport Capital, LLC, Sirios Capital Management, L.P., River Canyon Fund Management LLC, First Pacific Advisors, LLC, Halcyon Liquid Strategies IC Management LP, CQS (US), LLC and MPAM Credit Trading Partners L.P. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	67

Notes to Consolidated Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid-level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

68	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	69

Notes to Consolidated Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon

70	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$49,602,387		$5,979,257		$	– 0	–	$55,581,644
Information Technology	33,251,086		1,151,401			– 0	–	34,402,487
Industrials	23,699,355		1,970,206			– 0	–	25,669,561
Health Care	24,181,072		726,266			– 0	–	24,907,338
Financials	20,491,173		476,126			– 0	–	20,967,299
Materials	19,335,744		848,281			– 0	–	20,184,025
Consumer Staples	14,036,436		3,521,330			– 0	–	17,557,766
Energy	6,449,447		50,552			– 0	–	6,499,999
Utilities	2,498,029		– 0	–		– 0	–	2,498,029
Telecommunication Services	909,439		716,878			– 0	–	1,626,317
Corporate Bonds	– 0	–	40,747,713			3,592,741		44,340,454
Government Issues	– 0	–	5,592,819			– 0	–	5,592,819
Municipals	– 0	–	4,066,586			307,939		4,374,525
R.E. Investment Trust Units	4,050,493		– 0	–		– 0	–	4,050,493
Depository Receipts	2,650,408		171,077			– 0	–	2,821,485
Convertible Bonds	– 0	–	769,803			1,852,083		2,621,886
Preferred Stocks	942,588		117,136			– 0	–	1,059,724
Equity Linked-Notes	– 0	–	– 0	–		801,858		801,858
Options Purchased—Puts	– 0	–	384,256			– 0	–	384,256
Collateralized Mortgage Obligations	– 0	–	– 0	–		331,892		331,892
Bank Loans	– 0	–	– 0	–		250,636		250,636
Warrants	135,329		– 0	–		– 0	–	135,329
Common Stock Units	132,713		– 0	–		– 0	–	132,713
Options Purchased—Calls	– 0	–	13,937			– 0	–	13,937
Short-Term Investments	75,665,002		– 0	–		– 0	–	75,665,002
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,413,167		– 0	–		– 0	–	4,413,167
Liabilities:
Mutual Funds	(45,311,831)		– 0	–		– 0	–	(45,311,831)
Common Stocks:
Consumer Discretionary	(8,596,672)		(1,672,134)			– 0	–	(10,268,806)
Information Technology	(5,854,499)		(2,126,756)			– 0	–	(7,981,255)
Industrials	(4,878,599)		(1,497,324)			– 0	–	(6,375,923)
Energy	(4,777,933)		(308,688)			– 0	–	(5,086,621)
Health Care	(4,438,703)		– 0	–		– 0	–	(4,438,703)
Financials	(2,459,842)		(301,365)			– 0	–	(2,761,207)
Materials	(1,829,504)		(825,412)			– 0	–	(2,654,916)
Consumer Staples	(1,660,475)		(424,463)			– 0	–	(2,084,938)
Telecommunication Services	(188,283)		– 0	–		– 0	–	(188,283)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	71

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Government Issues	$	– 0	–	$(4,357,808)	$	– 0	–	$(4,357,808)
Depository Receipts	(1,801,062)	(205,609)	– 0	–	(2,006,671)
Corporate Bonds	– 0	–	(1,429,395)	– 0	–	(1,429,395)
Real Estate Investment Trust Units	(458,480)	– 0	–	– 0	–	(458,480)

Total Investments in Securities	200,187,985	54,154,670	7,137,149	261,479,804
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	826,695	– 0	–	826,695
Credit Default Swaps	424,060	424,060
Total Return Swaps	– 0	–	2,145,186	– 0	–	2,145,186
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(253,376)	– 0	–	(253,376)
Centrally Cleared Credit Default Swaps	(5,708)	(5,708	)#
Credit Default Swaps	(683,530)	(683,530)
Total Return Swaps	– 0	–	(708,908)	– 0	–	(708,908)

Total^	$200,187,985	$55,899,089	$7,137,149	$263,224,223

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds		Municipals		Convertible Bonds
Balance as of 5/31/15	$3,905,418		$520,445		$2,260,146
Accrued discounts/(premiums)	(13,165)		275		18,095
Realized gain (loss)	(357,242)		1,468		(4,094)
Change in unrealized appreciation/depreciation	(195,501)		(998)		(910,018)
Purchases	1,080,569		– 0	–	2,650,238
Sales	(1,499,546)		(213,251)		(2,162,284)
Transfers in to Level 3	672,208		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 11/30/15	$3,592,741		$307,939		$1,852,083

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$(233,001)		$(754)		$(869,615)

72	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

	Equity Linked Notes		Collateralized Mortgage Obligations		Bank Loans
Balance as of 5/31/15	$1,471,381		$402,258		$	– 0	–
Accrued discounts/(premiums)	– 0	–	– 0	–		2,357
Realized gain (loss)	(79,291)		– 0	–		(16,069)
Change in unrealized appreciation/depreciation	(199,085)		(1,983)			(43,934)
Purchases/Payups	– 0	–	111,000			615,274
Sales/Paydowns	(391,147)		(179,383)			(306,992)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 11/30/15	$801,858		$331,892			$250,636

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$(199,085)		$(1,983)			$(43,934)

	Total
Balance as of 5/31/15	$8,559,648
Accrued discounts/(premiums)	7,562
Realized gain (loss)	(455,228)
Change in unrealized appreciation/depreciation	(1,351,519)
Purchases/Payups	4,457,081
Sales/Paydowns	(4,752,603)
Transfers in to Level 3	672,208
Transfers out of Level 3	– 0	–

Balance as of 11/30/15	$7,137,149	+

Net change in unrealized appreciation/depreciation from investments held as of 11/30/15*	$(1,348,372)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

As of November 30, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	73

Notes to Consolidated Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

74	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $422,236 were deferred and amortized on a straight line basis over a one year period starting from July 31, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	75

Notes to Consolidated Financial Statements

advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through May 31, 2015 are subject to repayment by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through July 31, 2015 are subject to repayment by the Fund until May 31, 2019. In each case, no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before September 30, 2016. For the six months ended November 30, 2015, such reimbursements/waivers amounted to $786,882, of which $285,188 is subject to repayment.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $39,802 for the six months ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $713 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended November 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended November 30, 2015 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)	Dividend Income (000)
$ 52,160	$226,287	$206,105	$72,342	$33

76	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Brokerage commissions paid on investment transactions for the six months ended November 30, 2015 amounted to $561,325, of which $22 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,689, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended November 30, 2015, were as follows:

	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$246,476,322	$277,122,684	$146,345,749	$140,869,738
U.S. government securities	12,075,217	13,017,068	16,366,765	22,906,940

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	77

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation/ (Depreciation)
Appreciation on Investments	Depreciation on Investments
$ 20,149,997	$(18,031,832)	$2,118,165	$1,604,448	(a)	$3,722,613

(a)	Gross unrealized appreciation was $5,419,667 and gross unrealized depreciation was $(3,815,219), resulting in net unrealized appreciation of $1,604,448.

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended November 30, 2015, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including

78	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended November 30, 2015, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended November 30, 2015, the Fund held written options for hedging and non-hedging purposes.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	79

Notes to Consolidated Financial Statements

For the six months ended November 30, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 05/31/15	540			$36,846
Options written	1,572			177,343
Options assigned	(13)			(1,224)
Options expired	(187)			(32,307)
Options bought back	(1,912)			(180,658)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/15	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or

80	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	81

Notes to Consolidated Financial Statements

exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended November 30, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of

82	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended November 30, 2015, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	83

Notes to Consolidated Financial Statements

At November 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Receivable/Payable for variation margin on exchange traded derivatives	$5,708	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$826,695	Unrealized depreciation on forward currency exchange contracts	253,376

Equity contracts	Investments in securities, at value	398,192

Credit contracts	Unrealized appreciation on credit default swaps	424,060	Unrealized depreciation on credit default swaps	683,530

Equity contracts	Unrealized appreciation on total return swaps	2,145,186	Unrealized depreciation on total return swaps	708,908

Total		$3,794,133		$1,651,522

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the six months ended November 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(18,916)	$660,151

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	221,527	91,913

84	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$13,159	$(5,983)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	522,944	(428,598)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	356,885	1,736,602

Total		$1,095,599	$2,054,085

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended November 30, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,345,897
Average principal amount of sale contracts	$27,047,770

Purchased Options:
Average monthly cost	$1,367,881

Credit Default Swaps:
Average notional amount of buy contracts	$227,950	(a)
Average notional amount of sale contracts	$33,902,493

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$2,860,000	(a)

Total Return Swaps:
Average notional amount	$30,504,610

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	85

Notes to Consolidated Financial Statements

amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2015:

AB Multi-Manager Alternative Strategies Fund
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley Co., Inc.**	$745,904	$	– 0	–	$	– 0	–	$	– 0	–	$745,904

Total	$745,904	$	– 0	–	$	– 0	–	$	– 0	–	$745,904

OTC Derivatives:
Bank of America, NA	$35,864	$	– 0	–	$	– 0	–	$	– 0	–	$35,864
Credit Suisse International/ Credit Suisse Securities (USA) LLC	367,058		(201,422)			– 0	–		– 0	–	165,636
Goldman Sachs & Co./ Goldman Sachs International	128,620		(128,620)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley Co., Inc.	3,075,834		(721,325)			– 0	–		– 0	–	2,354,509
State Street Bank & Trust Co.	249,017		(6,751)			– 0	–		– 0	–	242,266

Total	$3,856,393		$(1,058,118)		$	– 0	–	$	– 0	–	$2,798,275	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$5,496	$	– 0	–	$	– 0	–	$	– 0	–	$5,496
Credit Suisse International/ Credit Suisse Securities (USA) LLC	201,422		(201,422)			– 0	–		– 0	–	– 0	–
Goldman Sachs & Co./ Goldman Sachs International	1,280,657		(128,620)			(540,000)			– 0	–	612,037
Morgan Stanley Capital Services LLC/ Morgan Stanley Co., Inc.	721,325		(721,325)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	6,751		(6,751)			– 0	–		– 0	–	– 0	–

Total	$2,215,651		$(1,058,118)			$(540,000)		$	– 0	–	$617,533	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

86	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$150,371	$	– 0	–	$	– 0	–	$	– 0	–	$150,371
Goldman Sachs & Co.	134,014		– 0	–		– 0	–		– 0	–	134,014

Total	$284,385	$	– 0	–	$	– 0	–	$	– 0	–	$284,385	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	87

Notes to Consolidated Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $4,190,309 and had received cash collateral which has been invested into AB Exchange Reserves of $4,413,167. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $66,865 and $4,191 from the borrowers and AB Exchange Reserves, respectively, for the six months ended November 30, 2015; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended November 30, 2015 is as follows:

Market Value May 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$ 8,799	$28,605	$32,991	$4,413

88	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended November 30, 2015 (unaudited)		July 31, 2014(a) to May 31, 2015		Six Months Ended November 30, 2015 (unaudited)			July 31, 2014(a) to May 31, 2015

Class A
Shares sold	218,356		21,702			$2,229,789		$221,615

Shares redeemed	(1,613)		(1,752)			(16,205)		(18,040)

Net increase	216,743		19,950			$2,213,584		$203,575

Class C
Shares sold	47,810		10,568			$477,191		$106,986

Shares redeemed	(2,875)		– 0	–		(28,302)		– 0	–

Net increase	44,935		10,568			$448,889		$106,986

Advisor Class
Shares sold	871,187		334,377			$8,787,477		$3,434,898

Shares redeemed	(50,201)		(7,816)			(505,667)		(80,417)

Net increase	820,986		326,561			$8,281,810		$3,354,481

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Net increase	– 0	–	1,000		$	– 0	–	$10,003

Class K
Shares sold	98		7,581			$990		$77,716

Net increase	98		7,581			$990		$77,716

Class I
Shares sold	– 0	–	1,000		$	– 0	–	$10,003

Net increase	– 0	–	1,000		$	– 0	–	$10,003

Class Z
Shares sold	617,154		41,514,837			$6,239,010		$415,453,768

Shares redeemed	(2,332,796)		(3,497,451)			(23,547,127)		(35,219,904)

Net increase (decrease)	(1,715,642)		38,017,386			$(17,308,117)		$380,233,864

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	89

Notes to Consolidated Financial Statements

decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk—The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

90	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Special Situations Investment Risk—Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk—The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	91

Notes to Consolidated Financial Statements

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to

92	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,716,278
Accumulated capital and other losses	(770,272	)(a)
Unrealized appreciation/(depreciation)	11,655,389	(b)

Total accumulated earnings/(deficit)	$13,601,395	(c)

(a)	As of May 31, 2015, the Fund’s cumulative deferred loss on straddles was $702,130 and deferred losses on unsettled short sales was $68,142.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary and the recognition of gains on constructive sales for tax purposes.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended November 30, 2015.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	93

Notes to Consolidated Financial Statements

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

94	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.33	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.40

Net increase (decrease) in net asset value from operations	(.33)	.33

Net asset value, end of period	$ 10.00	$ 10.33

Total Return
Total investment return based on net asset value(d)	(3.10)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,367	$206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.96%	3.13%
Expenses, before waivers/reimbursements(e)^	3.46%	4.44%
Net investment loss(c)^	(.65)%	(.86)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	95

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.27	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.41

Net increase (decrease) in net asset value from operations	(.37)	.27

Net asset value, end of period	$ 9.90	$ 10.27

Total Return
Total investment return based on net asset value(d)	(3.51)%	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$549	$108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	3.70%	3.90%
Expenses, before waivers/reimbursements(e)^	4.21%	5.37%*
Net investment loss(c)^	(1.39)%	(1.67)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

96	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.35	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.39

Net increase (decrease) in net asset value from operations	(.32)	.35

Net asset value, end of period	$ 10.03	$ 10.35

Total Return
Total investment return based on net asset value(d)	(3.09)%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,514	$3,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.68%	2.82%
Expenses, before waivers/reimbursements(e)^	3.20%	3.76%
Net investment loss(c)^	(.35)%	(.52)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	97

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.30	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.40

Net increase (decrease) in net asset value from operations	(.34)	.30

Net asset value, end of period	$ 9.96	$ 10.30

Total Return
Total investment return based on net asset value(d)	(3.30)%	3.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	3.26%	3.25%
Expenses, before waivers/reimbursements(e)^	3.68%	3.78%
Net investment loss(c)^	(1.07)%	(1.16)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

98	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.32	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.39

Net increase (decrease) in net asset value from operations	(.33)	.32

Net asset value, end of period	$ 9.99	$ 10.32

Total Return
Total investment return based on net asset value(d)	(3.20)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77	$78
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	3.03%	3.06%
Expenses, before waivers/reimbursements(e)^	3.47%	3.49%
Net investment loss(c)^	(.81)%	(.87)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	99

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.34	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	.40

Net increase (decrease) in net asset value from operations	(.31)	.34

Net asset value, end of period	$ 10.03	$ 10.34

Total Return
Total investment return based on net asset value(d)	(3.00)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.78%	2.76%
Expenses, before waivers/reimbursements(e)^	3.16%	3.26%
Net investment loss(c)^	(.57)%	(.66)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

100	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 10.34	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)	.40

Net increase (decrease) in net asset value from operations	(.31)	.34

Net asset value, end of period	$ 10.03	$ 10.34

Total Return
Total investment return based on net asset value(d)	(3.00)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$363,972	$393,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.78%	2.76%
Expenses, before waivers/reimbursements(e)^	3.19%	3.25%
Net investment loss(c)^	(.57)%	(.67)%
Portfolio turnover rate	87%	190%
Portfolio turnover rate (including securities sold short)	107%	251%

See footnote summary on page 102.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	101

Consolidated Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Six Months Ended November 30, 2015	July 31, 2014(a) to May 31, 2015
Class A
Net of waivers^	2.24%	2.24%
Before waivers^	2.74%	3.55%
Class C
Net of waivers^	2.99%	2.99%
Before waivers^	3.50%	16.36%
Advisor Class
Net of waivers^	1.99%	1.99%
Before waivers^	2.51%	2.93%
Class R
Net of waivers^	2.49%	2.49%
Before waivers^	2.91%	3.03%
Class K
Net of waivers^	2.24%	2.24%
Before waivers^	2.67%	2.67%
Class I
Net of waivers^	1.99%	1.99%
Before waivers^	2.37%	2.49%
Class Z
Net of waivers^	1.99%	1.99%
Before waivers^	2.40%	2.48%

^	Annualized.

*	Restatement.

See notes to consolidated financial statements.

102	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	103

Board of Directors

Approval of Sub-Advisory Agreements

At meetings of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on June 24, 2015 and November 3-5, 2015, the Adviser recommended the appointment of each of the sub-advisers listed below as additional Sub-Advisers to AB Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Company:

•	Brigade Capital Management, LP (at June meeting)

•	One River Asset Management, LLC (at November meeting)

The recommendation of each Sub-Adviser was made by the Adviser in the ordinary course of its ongoing evaluation of prospective sub-advisers. The Adviser explained that its recommendation to engage each Sub-Adviser to manage a portion of the Fund’s assets was based on, among other factors, the Adviser’s evaluation of the Sub-Adviser’s performance during various time periods and market cycles; the Sub-Adviser’s reputation, experience, investment philosophy and policies; the Sub-Adviser’s training of its principals and key personnel; and the Adviser’s analysis that the Sub-Adviser’s investment strategy is complementary to the investment strategies of the Fund’s other sub-advisers.

The Independent Directors unanimously approved each proposed Sub-Advisory Agreement in respect of the Fund for an initial two-year period. Prior to approval of each Sub-Advisory Agreement, the Independent Directors had requested from the Adviser and the Sub-Adviser, and received and evaluated, extensive materials. They reviewed each proposed Sub-Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser and the Sub-Adviser, who advised on the relevant legal standards. The Independent Directors also discussed each proposed approval in private sessions with counsel and the Company’s Senior Officer.

The Independent Directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the Independent Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Independent Directors concluded that the Adviser’s recommendation of each Sub-Adviser was reasonable and had the potential to benefit the Fund. The Independent Directors also determined that the overall arrangements between the Adviser and each Sub-Adviser, as provided in the its Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the

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Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Independent Directors’ determination included the following:

Nature, Extent and Quality of Services to be Provided

In determining to approve each Sub-Advisory Agreement, the Independent Directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the Directors for each Sub-Adviser to serve as a sub-adviser. The Independent Directors also reviewed extensive materials concerning each Sub-Adviser and met with representatives of each Sub-Adviser. The Independent Directors’ review of each Sub-Adviser and the nature, extent and quality of the services to be provided by it covered, among other things: historical investment performance; information about the strategy to be used by each sub-adviser in managing the Allocated Portion, including differences between such strategy and that used by each Sub-Adviser in managing non-investment company assets; the reputation of each Sub-Adviser in the investment management industry; its compensation structure and ability to attract and retain talented professionals; its policies and procedures to address potential conflicts of interest, including with respect to the fair allocation of investment opportunities among its various accounts; its risk management program and organization; and its compliance program. The Directors also received a report from the Company’s Chief Compliance Officer concerning the compliance programs of each Sub-Adviser and a summary of material differences between the compliance policies and procedures of each Sub-Adviser and those of the Adviser.

Cost of Services to be Provided and Profitability

The Independent Directors noted that the Fund’s compliance policies and procedures require each Sub-Adviser to provide information about the profitability of its relationship with the Fund and collateral benefits from such relationship in connection with future continuances of each Sub-Advisory Agreement. With respect to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund), the Independent Directors recognized that since the Sub-Advisers of the Fund will place trading orders, benefits of soft dollar arrangements in respect of the Fund would normally accrue to the Sub-Advisers rather than the Adviser. In the case of the Sub-Advisory Agreement with Brigade Capital Management, LP, the Adviser informed the Independent Directors that the Allocated Portion would primarily include fixed-income securities so Brigade’s soft dollar benefit would be limited. The Independent Directors also considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with either Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. Accordingly, the retention of the Sub-Advisers would not directly or indirectly result in an increase in the aggregate advisory fee rate payable by the Fund. The

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	105

Independent Directors also reviewed the form of each Sub-Advisory Agreement and the Adviser informed them that each Sub-Advisory Agreement was substantially similar to the Fund’s other sub-advisory agreements. The Independent Directors reviewed information showing the expected impact of the addition of each Sub-Adviser on the Adviser’s profitability.

Economies of Scale

The Independent Directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference, and that of the Company’s Senior Officer, for breakpoints in advisory contracts with the Adviser. The Independent Directors considered their understanding that the Fund was not expected to outgrow its expense cap or become profitable to the Adviser until it had gathered very substantial assets, and informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

Consideration of Amendments to Sub-Advisory Agreements

At the November 3-5, 2015 meeting of the Board, the Adviser also recommended that the termination provisions in each of the Sub-Advisory Agreements between the Adviser and the Sub-Advisers of the Fund set forth below be amended to provide that they may be terminated (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (ii) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser, without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser. The Adviser did not propose any changes to the provisions permitting immediate termination by the Adviser upon the occurrence of any material breach by the Sub-Adviser. Each Sub-Advisory Agreement prior to such amendments permitted termination by the Board, by the Adviser, or by both, on 30 days’ notice. These amendments would affect the Sub-Advisory Agreements with Chilton Investment Company LLC, Kynikos Associates LP, Lyrical Asset Management LP, MPAM Credit Trading Partners L.P., and Passport Capital, LLC. The Adviser explained that the amendments would relieve the Adviser of a burdensome reporting obligation caused by the shorter notice period without, in its view, having any effect on its ongoing ability to manage the Fund. The Adviser also expressed its belief that the amendments would not be material to an investor’s investment decision in respect of the Fund and noted that a majority of the sub-advisory agreements currently require 60 days’ notice from the Adviser to the sub-adviser for termination. The Adviser had provided the Independent Directors with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the Independent Directors concluded that the proposed amendments were not material and unanimously approved the proposed amendments to the Sub-Advisory Agreements.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Multi-Manager Alternative Strategies Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is an open end fund, registered under the 1940 Act, that invests primarily in “alternative” or non-traditional investments in portfolio sleeves managed by various unaffiliated sub-advisers (the “Sub-Advisers”) overseen by the Adviser. Sub-Advisers are retained by the Adviser with the Board of Directors’ approval to manage the individual sleeves in the Portfolios. The Portfolio, to a lesser extent, may invest in registered investment companies sponsored or advised by third party managers.

The Portfolio’s investment objective is to seek long term growth of capital. The Portfolio’s primary strategies are Long/Short Equity (20%-60%), Special Situations (10%-40%), Credit (10-40%) and Global Macro (0-20%).

Long Short Equity: In a Long/Short Equity strategy, a Sub-Adviser generally seeks to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value.

Special Situations: Special Situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate event and exploit differences between the market value and estimated actual value of a security or instrument that may not be related to a specific corporate event.

1	The Senior Officer’s fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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Credit: A Sub-Adviser that employs Credit Strategies generally invests in a variety of fixed income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield. The Portfolio may invest in various Credit Strategies that involve taking a long or short position in different financial instruments.

Global Macro: Global Macro strategies aim to identify and exploit imbalances in global economies and asset classes. Through encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical factors, rather than “bottom-up” individual security analysis, as the primary basis for management.

The Adviser proposed the Bank of America/Merrill Lynch 3-Month T-Bill Index as the Portfolio’s benchmark. The Portfolio will have a secondary benchmark, the HFRX Global Hedge Fund Index. The Adviser anticipates that Lipper will place the Portfolio in its Alternative Multi-Strategies category, and that Morningstar will place the Portfolio in its Multi-Alternative category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

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INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Multi-Manager Alternative Strategies Fund[4]	1.90% of average daily net assets

The Adviser will pay the investment advisory fee earned by each of the Sub-Advisers out of the investment advisory fee it receives from the Portfolio. The Adviser has indicated that it expects to pay each of the original Sub-Advisers 1.00% for managing the Portfolio’s assets within its respective sleeve. It is possible that in the future, the Adviser will pay one or more Sub-Advisers an amount that is more or less than 1.00%. As a result, the Adviser has a potential conflict of interest since the less advisory fees it pays to the Sub-Advisers the more revenue it retains. Accordingly, the conditions of the exemptive relief, which the Adviser has requested from the SEC, attempt to address this potential conflict. For example, whenever a Sub-Adviser is hired or terminated, the Adviser will provide the Board with information disclosing the expected impact the Sub-Adviser’s hiring or termination on the Adviser’s profitability. In addition, on a quarterly basis, the Adviser will provide the Board with information regarding the impact of hiring or terminating any Sub-Adviser during the year on the Adviser’s profitability.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.5

4	Since the Portfolio does not fall within any NYAG specific category, the Portfolio is considered, by default, in the Specialty category. The proposed advisory fee for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

5	The Adviser has proposed that the Board authorize the issuance of Class 1, 2 and B shares for the Portfolio.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	109

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
Multi-Manager Alternative Strategies Fund[7]	Class A Class C Class R Class K Class I Advisor Class Z	2.24% 2.99% 2.49% 2.24% 1.99% 1.99% 1.99%	2.54% 3.31% 3.00% 2.69% 2.36% 2.29% 2.26%	May 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $500 million.

7	According to the Adviser, at a projected Portfolio net asset level of $1 billion, the gross expense ratio for Class A shares is 2.39%.

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The Investment Advisory Agreements for the Portfolio includes provisions permitting the Adviser to retain Sub-Advisers for the Portfolio and specifying that the Adviser has an obligation to oversee the services provided by any Sub-Adviser that is retained.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.9

The Adviser manages the AllianceBernstein Multi-Manager Alternative Fund, (the “MMA Fund”), a closed end U.S. registered fund that has somewhat similar investment style strategy as that contemplated for the Portfolio. The MMA Fund allocates its assets among the following strategies: Long/Short Equity, Event Driven, Credit Distressed, Emerging Markets and Global Macro. The MMA Fund is offered and sold only to accredited investors. In addition, the MMA Fund invests in private investment vehicles (“hedge funds”) managed by entities unaffiliated with the Adviser. Set forth in the table below is the advisory fee charged to the MMA Fund:

Portfolio	Fund	Fee
Multi-Manager Alternative Strategies Fund	MMA Fund	1.50% of average daily net assets

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as either of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $500 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.13

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
Multi-Manager Alternative Strategies Fund	1.900	1.948	5/11	3
funds with at least $500MM	1.900	1.725	5/6	5
funds with less than $500MM15	N/A	2.015	N/A	N/A

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.16

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Since the initial estimate of the Portfolio’s net assets is $500 million, the Senior Officer also compared the Portfolio’s contractual management fee and total expense ratio to its Lipper peers whose net assets are at least $500 million.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Since Multi-Manager Alternative Strategies Fund has a projected initial asset estimate of $500 million, the Portfolio is not compared to peers below $500 million. Accordingly, “N/A” is listed under Contractual Management Fee, Lipper EG Rank and Lipper EG Quintile.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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Portfolio	Total Expense Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile	Lipper EU Median (%)	Lipper EU Rank	Lipper EU Quintile
Multi-Manager Alternative Strategies Fund	2.240	2.550	5/11	3	1.947	16/23	4
funds with at least $500MM	2.240	2.220	4/6	4
funds with less than $500MM15	N/A	2.740	N/A	N/A

Based on this analysis, the Portfolio’s contractual management fee is lower than the overall EG median and the EG median for funds with a portfolio net asset level below $500 million; however, such fee is higher than the EG median for funds with a portfolio net asset level of $500 million or higher. The Portfolio’s total expense ratio is also lower than the overall EG median and the EG median for funds with a portfolio net asset level below $500 million; however, such expense ratio is higher than the EG median for funds with a portfolio net asset level of $500 million or higher.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1

17	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	113

payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio’s Sub-Advisers may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio’s Sub-Advisers would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating

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expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed in this evaluation and the information provided by the Adviser and the memorandum from your independent counsel, including the legal analysis and factors you need to consider when approving the Investment Advisory Agreement for the Portfolio, my conclusion is that the advisory fee proposed for the Portfolio is reasonable and within range of what would have been negotiated at arm’s length in light of all surrounding circumstances. This conclusion in respect of the Portfolio is based on my evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	117

AB Family of Funds

NOTES

118	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	119

NOTES

120	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	121

NOTES

122	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

NOTES

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	123

NOTES

124	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MMAS-0152-1115

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 20, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 20, 2016